UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number         811-22865

Forethought Variable Insurance Trust

(Exact name of registrant as specified in charter)

10 West Market Street, Suite 2300

Indianapolis, Indiana 46204

(Address of principal executive offices) (Zip code)

The Corporation Trust Company
1209 Orange Street Wilmington, DE 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 877-355-1820

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

Annual Report

December 31, 2023

Global Atlantic Portfolios

Global Atlantic American Funds® Managed Risk Portfolio

Global Atlantic Balanced Managed Risk Portfolio

Global Atlantic BlackRock Selects Managed Risk Portfolio

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Global Atlantic Growth Managed Risk Portfolio

Global Atlantic Moderate Growth Managed Risk Portfolio

Global Atlantic Select Advisor Managed Risk Portfolio

Global Atlantic Wellington Research Managed Risk Portfolio

Class II shares

Each a separate series of the Forethought Variable Insurance Trust

Distributed by Global Atlantic Distributors, LLC
Member FINRA

Dear Shareholders/Contract Owners:

The U.S. Federal Reserve (the "Fed") slowed the pace and size of interest rate increases in 2023 (the "Period"), implementing just four 25 basis point hikes versus the seven totaling 425 basis points in 2022 as economic data began to soften in the third and fourth quarters of 2023. The path to reach this point, however, was anything but smooth, as periods of heightened volatility throughout the year were driven by a variety of events and circumstances. From March through May 2023, the surprise failures of three U.S. banks and the acquisition of troubled Credit Suisse Group AG by UBS Group AG, generated concerns of another global financial crisis. This was largely averted due to the rapid response from regulators and the banking industry. Although the Fed paused its rate hiking path in June, they raised rates in July given the continued strength of inflation and economic data, particularly the labor market. This increase in July represented the Fed's last interest rate increase of 2023 as signs of softening in the economy began to appear through the summer, prompting the Fed to hold steady on rates. As we moved into the fourth quarter, some weaker than expected inflation and employment data points in November were perhaps an inflection point for both the economy and the Fed. During November and December, treasury yields declined significantly – approximately 100 basis points across the yield curve – on the widely held view that the Fed is finished raising interest rates. This prompted a meaningful equity rally, with many indices globally rising 10-20%. The market's focus has now shifted to the timing of the Fed's interest rate cuts, where many are expecting reductions to begin in the first half of 2024 despite Fed guidance that cuts should not be expected until later in the year.

Interest rate expectations were a key driver of both equity and fixed income returns in 2023. Although there was significant volatility in U.S. Treasury yields during the Period as market expectations regarding future Fed increases and decreases changed frequently, Treasury yields at Period end were relatively flat compared to year-end 2022. Furthermore, the yield curve remained inverted throughout the Period, meaning short-term rates were higher than long-term rates, albeit slightly less-so year over year. Despite this backdrop of heightened volatility, equity indices generally posted strong returns in 2023, more than making up for the losses suffered in 2022. Fixed income generally posted positive returns as well, however unlike equities, they did not make up for the steep losses incurred in 2022 when global central banks began to aggressively tighten monetary policy.

Although it appears that we are at, or near, the end of the rate hiking cycle, there is a disconnect on the timing of the interest rate cuts in 2024, with the Fed's guidance that cuts will come later and market expectations that cuts will come sooner. In our view, this could lead to continued market volatility until one side is "proven correct". Notably, the Fed has indicated that they would only cut rates earlier than their guidance if a recession was likely. Not to be overlooked, geopolitical conflicts in the Middle East and Europe continue to provide a meaningful degree of uncertainty.

Thank you for investing in the Global Atlantic Portfolios.

Sincerely,

Eric D. Todd, CFA	Cameron Jeffreys, CFA
President	Senior Vice President
Global Atlantic Investment Advisors, LLC	Global Atlantic Investment Advisors, LLC

Portfolio	Benchmark
Global Atlantic American Funds® Managed Risk Portfolio	S&P Global Managed Risk LargeMidCap Index – Moderate Conservative
Global Atlantic Balanced Managed Risk Portfolio	S&P Global Managed Risk LargeMidCap Index – Conservative
Global Atlantic BlackRock Selects Managed Risk Portfolio	S&P Global Managed Risk LargeMidCap Index – Moderate Conservative
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	S&P 500 Managed Risk Index – Moderate
Global Atlantic Growth Managed Risk Portfolio	S&P Global Managed Risk LargeMidCap Index – Moderate Aggressive
Global Atlantic Moderate Growth Managed Risk Portfolio	S&P Global Managed Risk LargeMidCap Index – Moderate Conservative
Global Atlantic Select Advisor Managed Risk Portfolio	S&P Global Managed Risk LargeMidCap Index – Moderate
Global Atlantic Wellington Research Managed Risk Portfolio	S&P 500 Managed Risk Index – Moderate Conservative

The indices shown are for informational purposes only and are not reflective of any investment. As it is not possible to invest directly in the indices, the data shown does not reflect or compare features of an actual investment, such as its objectives, costs and expenses, liquidity, safety, guarantees or insurance, fluctuation of principal or return, or tax features. Past performance is no guarantee of future results.

This report contains the current opinions of Global Atlantic Investment Advisors, LLC and/or sub-advisers at the time of its publication and should not be considered investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, a Portfolio's portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed to be reliable, but not guaranteed.

Index Definitions:

Bloomberg Global Aggregate Index. A broad global investment grade fixed income index comprising a variety of currencies, treasuries, government-related and securitized fixed-rate bonds from both developed and emerging markets issuers.

Bloomberg U.S. Aggregate Bond Index ("Bbg US Agg"). An index weighted according to market capitalization and includes, among other categories, Treasury securities, mortgage-backed securities, government agency bonds and corporate bonds. To be included in the index, bonds must be rated investment grade by Moody's and S&P Global Ratings.

MSCI EAFE Total Return Index ("MSCI EAFE"). An index created by Morgan Stanley Capital International (MSCI) that serves as a benchmark of the performance in major developed international equity markets as represented by 21 major MSCI indexes from Europe, Australasia and the Far East.

Nasdaq Composite ("Nasdaq"). A broad-based market capitalization-weighted index of over 3,700 stocks listed on the Nasdaq Stock Exchange. As a broad index that is heavily weighted toward the technology sector, the Nasdaq serves as a benchmark for technology stocks in the United States.

Russell 2000® Index ("Russell 2000"). An index measuring the performance of approximately 2,000 small-cap companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000 serves as a benchmark for small-cap stocks in the United States.

S&P 500 Index ("S&P 500"). A market capitalization weighted price index composed of 500 widely held U.S. common stocks. Frequently used as a measure of U.S. stock market performance.

S&P 500 Managed Risk Index – Moderate. An index that is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash based on realized volatilities of the underlying equity and bond indices, while maintaining a fixed allocation of 30% to the underlying bond index.

S&P 500 Managed Risk Index – Moderate Conservative. An index that is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash based on realized volatilities of the underlying equity and bond indices, while maintaining a fixed allocation of 40% to the underlying bond index.

S&P Global Managed Risk LargeMidCap Index – Conservative. An index that is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash based on realized volatilities of the underlying equity and bond indices, while maintaining a fixed allocation of 50% to the underlying bond index.

S&P Global Managed Risk LargeMidCap Index – Moderate. An index that is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash based on realized volatilities of the underlying equity and bond indices, while maintaining a fixed allocation of 30% to the underlying bond index.

S&P Global Managed Risk LargeMidCap Index – Moderate Aggressive. An index that is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash based on realized volatilities of the underlying equity and bond indices, while maintaining a fixed allocation of 20% to the underlying bond index.

S&P Global Managed Risk LargeMidCap Index – Moderate Conservative. An index that is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash based on realized volatilities of the underlying equity and bond indices, while maintaining a fixed allocation of 40% to the underlying bond index.

S&P MidCap 400 Total Return Index ("S&P MidCap 400"). A capitalization-weighted index which measures the performance of the mid-range sector of the U.S. stock market.

S&P U.S. Treasury Bond Current 10-Year Index ("S&P U.S. 10yr Treasury"). An index that holds the most recently issued 10-year U.S. Treasury Note or bond.

3404124

Table of Contents

Page
•	Global Atlantic Portfolio Review and Portfolio of Investments
	Global Atlantic American Funds® Managed Risk Portfolio	5 – 8
	Global Atlantic Balanced Managed Risk Portfolio	9 – 11
	Global Atlantic BlackRock Selects Managed Risk Portfolio	12 – 15
	Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	16 – 26
	Global Atlantic Growth Managed Risk Portfolio	27 – 30
	Global Atlantic Moderate Growth Managed Risk Portfolio	31 – 34
	Global Atlantic Select Advisor Managed Risk Portfolio	35 – 38
	Global Atlantic Wellington Research Managed Risk Portfolio	39 – 52
•	Financial Statements:
	Statements of Assets and Liabilities	53 – 54
	Statements of Operations	55 – 56
	Statements of Changes in Net Assets	57 – 60
	Financial Highlights	61 – 68
•	Notes to Financial Statements	69 – 88
•	Report of Independent Registered Accounting Firm	89
•	Expense Examples	90 – 91
•	Supplemental Information	92 – 93
•	Trustee and Officer Table	94 – 97
•	Privacy Notice	98 – 99
•	Proxy Voting Policy	Back Cover
•	Portfolio Holdings	Back Cover

Global Atlantic American Funds® Managed Risk Portfolio

Portfolio Review

December 31, 2023 (Unaudited)

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The capital appreciation and income component is sub-advised by Wilshire Advisors LLC ("Wilshire"), while the managed risk component is sub-advised by Milliman Financial Risk Management LLC ("Milliman").

How did the Portfolio perform during the period?

During 2023, the Portfolio underperformed its reference benchmark, the S&P Global Managed Risk LargeMidCap Index – Moderate Conservative. The Portfolio posted a return of 13.27% compared to a benchmark return of 14.46%, a difference of -119 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio's performance?

The Portfolio was impacted by both dynamic asset allocation as well as manager selection during 2023. Within equities, the Portfolio maintained a largely neutral position for much of the year. Within global equities, a small overweight to global small cap equities and an overweight to emerging markets equities relative to foreign developed equities detracted modestly from returns. Within fixed income, a modest overweight relative to equities and in government securities relative to credit detracted modestly from returns. From a manager selection perspective, those within equities contributed to performance, particularly the American Funds® (AFIS) Washington Mutual Investors Fund, while those within fixed income detracted from returns, particularly the American Funds Insurance Series® The Bond Fund of America.

The Portfolio made several allocation changes during the year. While there were no allocation changes made during the first quarter, Wilshire removed an overall overweight position to credit and initiated a more targeted overweight position in investment grade credit relative to high yield during the second quarter to improve the credit quality of the Portfolio. During the third quarter, the Portfolio initiated an overweight position to government fixed income relative to investment grade credit, and due to the relative attractiveness of core fixed income, the Portfolio implemented a modestly overweight position in fixed income relative to equities during the fourth quarter.

From a volatility perspective, while the Milliman Managed Risk Strategy ("MMRS") was a contributor to performance in 2022 when volatility was more sustained and market returns were negative, it was a meaningful detractor from performance in 2023, as several significant yet brief episodes of heightened volatility, particularly surrounding interest rates, spooked markets. As concerns around inflation, U.S. Federal Reserve policy, and economic growth increased at different times throughout the year, the MMRS, as designed, sought to reduce volatility and limit downside risk. However, because markets recovered quickly in each instance, the Portfolio's defensive positioning resulted in the MMRS being a detractor to performance during 2023.

How was the Portfolio positioned at period end?

At year-end, the Portfolio was defensively positioned with a modest overweight towards fixed income to weather a potentially volatile market environment for risk assets. Within fixed income, the Portfolio is tilted toward high-quality government securities and underweight credit sectors, while within equities, the Portfolio is neutral across geographies, market capitalization, and styles.

The fight against inflation and economic growth continued to be the focal point of 2023. Through efforts of the central banks, both U.S. and non-U.S. developed economies experienced a downward trend of inflation throughout the year. With inflationary pressure softening, Wilshire believes that fixed income is attractively priced and expects it to generate attractive positive real returns going forward. Globally, developed markets displayed resiliency and generated double-digit returns in 2023 despite a bearish view of the equity risk premium going into the year. During 2024, Wilshire believes that U.S. and non-U.S. developed equities are unlikely to generate levels of return that compare to the strong returns recorded during 2023,

Global Atlantic American Funds® Managed Risk Portfolio

Portfolio Review (Continued)

December 31, 2023 (Unaudited)

though central bank easing could provide a tailwind to risk assets that keeps equities in positive territory for the year. While the degree of an economic slowdown around the world is hard to forecast, Wilshire believes it is unlikely that either domestic or foreign developed equities will go through a severe slowdown. Overall, the Portfolio is positioned slightly defensively with a modest overweight to fixed income.

The Portfolio's performance figures for the periods ended December 31, 2023 as compared to its benchmark:

			Annualized		Operating Expense*
	Inception Date	One Year	Five Years	Ten Years	Gross Ratio	Net Ratio
Global Atlantic American Funds® Managed Risk Portfolio
Class II	October 31, 2013	13.27%	6.41%	4.99%	1.56%	1.16%
S&P Global Managed Risk LargeMidCap Index - Moderate Conservative^		14.46%	6.49%	4.82%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Prior to October 1, 2016, the Capital Appreciation and Income Component of the Portfolio was managed by the Adviser without the use of a sub-adviser. The performance prior to that date is attributable to the Adviser's asset allocation decisions.

*  The estimated operating expense ratios for Class II shares, as disclosed in the most recent prospectus dated May 1, 2023. Ratios include Acquired Fund Fees and Expenses indirectly incurred by the Portfolio. Gross operating expense ratio reflects the ratio of expenses absent waivers and/or reimbursements by the Adviser. The operating expense ratios presented here may differ from the expense ratios disclosed in the Financial Highlights table in this report.

^  The S&P Global Managed Risk LargeMidCap Index - Moderate Conservative. An index that is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash based on realized volatilities of the underlying equity and bond indices, while maintaining a fixed allocation of 40% to the underlying bond index.

Comparison of the Change in Value of a $10,000 Investment

Global Atlantic American Funds® Managed Risk Portfolio

Portfolio Review (Continued)

December 31, 2023 (Unaudited)

Holdings by Asset Class	% of Net Assets
Variable Insurance Trusts	86.8%
Mutual Funds	8.7%
Short-Term Investments	4.6%
Other Assets less Liabilities - Net	(0.1)%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio's holdings as of December 31, 2023.

3404166

Global Atlantic American Funds® Managed Risk Portfolio

Portfolio of Investments

December 31, 2023

	Shares/ Principal	Fair Value
VARIABLE INSURANCE TRUSTS - 86.8%
DEBT FUNDS - 34.9%
American Funds Insurance Series - American High-Income Trust, Class 1	175,347	$1,567,600
American Funds Insurance Series - The Bond Fund of America, Class 1 (a)	4,569,778	43,595,682
American Funds Insurance Series - U.S. Government Securities Fund, Class 1	1,255,001	12,437,062
TOTAL DEBT FUNDS		57,600,344
EQUITY FUNDS - 51.9%
American Funds Insurance Series - Capital World Growth and Income Fund, Class 1	1,037,409	14,368,117
American Funds Insurance Series - Global Small Capitalization Fund, Class 1	178,743	3,319,254
American Funds Insurance Series - Washington Mutual Investors Fund, Class 1	1,637,812	23,731,895
American Funds Insurance Series Growth Fund, Class 1	237,545	23,621,440
American Funds Insurance Series Growth-Income Fund, Class 1	346,934	20,559,332
TOTAL EQUITY FUNDS		85,600,038
TOTAL VARIABLE INSURANCE TRUSTS (Cost - $127,236,541)		143,200,382
	Shares/ Principal	Fair Value
MUTUAL FUNDS - 8.7%
EQUITY FUNDS - 8.7%
American Funds International Growth and Income Fund (Cost - $14,669,453)	400,181	$14,346,476
SHORT-TERM INVESTMENTS - 4.6%
MONEY MARKET FUNDS - 4.6%
Dreyfus Government Cash Management, 5.25% (b)	7,336,822	7,336,822
Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 5.25% (b)	219,152	219,152
TOTAL SHORT-TERM INVESTMENTS (Cost - $7,555,974)		7,555,974
TOTAL INVESTMENTS - 100.1% (Cost - $149,461,968)		$165,102,832
OTHER ASSETS LESS LIABILITIES - NET (0.1)%		(197,370)
TOTAL NET ASSETS - 100.0%		$164,905,462

(a)  The fair value of this holding exceeds 25% of the Fund's net assets. Additional information for this holding, including financial statements, is available from the SEC's EDGAR database at www.sec.gov.

(b)  The rate shown is the annualized seven-day yield at period end.

See accompanying notes to financial statements.

Global Atlantic Balanced Managed Risk Portfolio

Portfolio Review

December 31, 2023 (Unaudited)

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The capital appreciation and income component is sub-advised by BlackRock Investment Management, LLC ("BlackRock"), while the managed risk component is sub-advised by Milliman Financial Risk Management LLC ("Milliman").

How did the Portfolio perform during the period?

During 2023, the Portfolio underperformed its reference benchmark, the S&P Global Managed Risk LargeMidCap Index – Conservative. The Portfolio posted a return of 10.81% compared to a benchmark return of 12.49%, a difference of -168 basis points. The following discussion of relative performance pertains to this benchmark unless otherwise noted.

What factors and allocation decisions influenced the Portfolio's performance?

In contrast to a very difficult 2022 where nearly all asset classes posted significantly negative returns, 2023 saw a meaningful reversal, particularly in equities. Equity markets had a strong start in January, resulting in some of the Portfolio's factor exposures, namely U.S. minimum volatility and U.S. momentum equities, detracting from overall performance. Furthermore, an overweight to global energy equities hurt returns amidst falling commodity prices and moderating inflation. As the generative artificial intelligence ("AI") theme unfolded in 2023, through May, the U.S. equity market was dominated by the performance of a narrow set of stocks, the "Magnificent 7" technology giants (Alphabet, Amazon, Apple, Meta Platforms, Microsoft, NVIDIA, and Tesla). With this, BlackRock's overweight to technology equities, alongside a regional overweight to U.S. equities, emerged as the biggest contributors to performance. Unexpected positive earnings and the expected end of the U.S. Federal Reserve's (the "Fed") interest rate hiking cycle acted as tailwinds for BlackRock's risk-on stance in the latter part of the year. Consequently, on an asset allocation basis, the Portfolio benefited from its overweight position in equities in the fourth quarter.

Within fixed income, the Portfolio benefited from an overweight position in investment grade credit. While an overweight position to long duration treasuries contributed positively as bond yields fell in the fourth quarter, it was a detractor from Portfolio performance over the entire year. BlackRock maintained this position as a diversifier to the Portfolio's equity exposure.

From a volatility perspective, while the Milliman Managed Risk Strategy ("MMRS") was a significant contributor to performance in 2022 when volatility was more sustained and market returns were negative, it was a meaningful detractor to performance in 2023, as several significant yet brief episodes of heightened volatility, particularly surrounding interest rates, spooked markets. As concerns around inflation, Fed policy, and economic growth increased at different times throughout the year, the MMRS, as designed, sought to reduce volatility and limit downside risk. However, because markets recovered quickly in each instance, the Portfolio's defensive positioning resulted in the MMRS being a detractor to performance during 2023.

How was the Portfolio positioned at period end?

Amidst a backdrop of robust real economic activity, consumer resilience, and upward revisions in earnings despite interest rate hikes, BlackRock shifted to a cautious risk-on stance in the fourth quarter. This involved shifting to an overweight in equities and repositioning the Portfolio within equity and fixed income. BlackRock believes that the prospects for earnings growth appear most promising in the U.S. As a result, the Portfolio is overweight U.S. equities relative to non-U.S. developed markets and emerging market equities. Specifically, within U.S. equities, the Portfolio retains an overweight position in growth, technology, and quality equities, and has increased its exposure to mega-cap equities. As a hedge to its pro-growth and pro-technology exposure, BlackRock has introduced an overweight to global energy equities. In non-U.S. developed equities, the Portfolio maintains an overweight to value to balance the overweight position in U.S. growth.

Within fixed income, BlackRock maintains a duration barbell, with overweight positions in short duration fixed income to take advantage of the high front-end rates, and long duration treasuries as a diversifier to our equity exposure. BlackRock also increased the Portfolio's exposure to investment grade credit to take advantage of elevated yields.

Global Atlantic Balanced Managed Risk Portfolio

Portfolio Review (Continued)

December 31, 2023 (Unaudited)

The Portfolio's performance figures for the periods ended December 31, 2023 as compared to its benchmark:

			Annualized		Operating Expense*
	Inception Date	One Year	Five Years	Ten Years	Gross Ratio	Net Ratio
Global Atlantic Balanced Managed Risk Portfolio
Class II	October 31, 2013	10.81%	4.99%	3.88%	1.00%	1.00%
S&P Global Managed Risk LargeMidCap Index - Conservative^		12.49%	5.55%	4.36%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Prior to October 1, 2016, the Capital Appreciation and Income Component of the Portfolio was managed by the Adviser without the use of a sub-adviser. The performance prior to that date is attributable to the Adviser's asset allocation decisions. From October 1, 2016 to May 1, 2021, BlackRock Financial Management, Inc. served as a sub-adviser to the Capital Appreciation and Income Component of the Portfolio. In addition, effective May 1, 2021 the sub-adviser to the Capital Appreciation and Income Component of the Portfolio changed from BlackRock Financial Management, Inc. to BlackRock Investment Management, LLC. No changes were made to the Portfolio's principal investment strategies or to the portfolio management team as a result of the change in sub-adviser.

*  The estimated operating expense ratios for Class II shares, as disclosed in the most recent prospectus dated May 1, 2023. Ratios include Acquired Fund Fees and Expenses indirectly incurred by the Portfolio. Gross operating expense ratio reflects the ratio of expenses absent waivers and/or reimbursements by the Adviser. The operating expense ratios presented here may differ from the expense ratios disclosed in the Financial Highlights table in this report.

^  The S&P Global Managed Risk LargeMidCap Index - Conservative is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indices, while maintaining a fixed allocation of 50% to the underlying bond index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Exchange Traded Funds	95.4%
Short-Term Investments	4.7%
Other Assets less Liabilities - Net	(0.1)%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio's holdings as of December 31, 2023.

3404166

Global Atlantic Balanced Managed Risk Portfolio

Portfolio of Investments

December 31, 2023

	Shares/ Principal	Fair Value
EXCHANGE TRADED FUNDS - 95.4%
DEBT FUNDS - 44.9%
iShares 10+ Year Investment Grade Corporate Bond ETF	35,528	$1,871,970
iShares 10-20 Year Treasury Bond ETF	5,586	604,740
iShares 1-3 Year Treasury Bond ETF	28,907	2,371,530
iShares 1-5 Year Investment Grade Corporate Bond ETF	39,768	2,039,104
iShares 20+ Year Treasury Bond ETF	49,530	4,897,526
iShares 3-7 Year Treasury Bond ETF	23,253	2,723,624
iShares 5-10 Year Investment Grade Corporate Bond ETF	35,907	1,867,164
iShares 7-10 Year Treasury Bond ETF	7,436	716,756
iShares Core U.S. Aggregate Bond ETF	56,874	5,644,745
iShares iBoxx $ Investment Grade Corporate Bond ETF	25,494	2,821,166
iShares J.P. Morgan USD Emerging Markets Bond ETF	10,031	893,361
iShares MBS ETF	61,736	5,808,123
iShares TIPS Bond ETF	11,234	1,207,543
iShares Treasury Floating Rate Bond ETF	97,257	4,908,561
TOTAL DEBT FUNDS		38,375,913
EQUITY FUNDS - 50.5%
iShares Core MSCI EAFE ETF	57,560	4,049,346
iShares Core MSCI Emerging Markets ETF	4,924	249,056
iShares Core S&P 500 ETF (a)	49,263	23,529,487
iShares Core S&P Mid-Cap ETF	12,187	3,377,627
iShares Core S&P Small-Cap ETF	16,402	1,775,516
	Shares/ Principal	Fair Value
EQUITY FUNDS - 50.5% (Continued)
iShares Global Energy ETF	5,561	$217,491
iShares MSCI EAFE Growth ETF	9,612	930,922
iShares MSCI EAFE Value ETF	28,104	1,464,218
iShares MSCI USA Quality Factor ETF	30,752	4,524,849
iShares S&P 100 ETF	3,679	821,852
iShares S&P 500 Growth ETF	8,456	635,046
iShares U.S. Technology ETF	12,759	1,566,167
TOTAL EQUITY FUNDS		43,141,577
TOTAL EXCHANGE TRADED FUNDS (Cost - $66,170,512)		81,517,490
SHORT-TERM INVESTMENTS - 4.7%
MONEY MARKET FUNDS - 4.7%
Dreyfus Government Cash Management, 5.25% (b)	3,189,414	3,189,414
Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 5.25% (b)	844,337	844,337
TOTAL SHORT-TERM INVESTMENTS (Cost - $4,033,751)		4,033,751
TOTAL INVESTMENTS - 100.1% (Cost - $70,204,263)		$85,551,241
OTHER ASSETS LESS LIABILITIES - NET (0.1)%		(57,145)
TOTAL NET ASSETS - 100.0%		$85,494,096

(a)  The fair value of this holding exceeds 25% of the Fund's net assets. Additional information for this holding, including financial statements, is available from the SEC's EDGAR database at www.sec.gov.

(b)  The rate shown is the annualized seven-day yield at period end.

TIPS - Treasury Inflation Protected Security

See accompanying notes to financial statements.

Global Atlantic BlackRock Selects Managed Risk Portfolio

Portfolio Review

December 31, 2023 (Unaudited)

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The capital appreciation and income component is sub-advised by BlackRock Investment Management, LLC ("BlackRock"), while the managed risk component is sub-advised by Milliman Financial Risk Management LLC ("Milliman").

How did the Portfolio perform during the period?

During 2023, the Portfolio underperformed its reference benchmark, the S&P Global Managed Risk LargeMidCap Index – Moderate Conservative. The Portfolio posted a return of 11.39% compared to a benchmark return of 14.46%, a difference of -307 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio's performance?

Global stocks, as measured by the MSCI World Index returned 24% in 2023. With the exception of the last two months of the year, most of the gains enjoyed in the market cap weighted indexes were driven by a small handful of large-cap information technology and communication services stocks, due to excitement around artificial intelligence (AI). Regionally, U.S. equities led the performance for the year, with the S&P 500® Index returning 26.3%. Several non-U.S. markets, including Europe and Japan, also posted strong absolute and relative returns (+20.4% and +20.0% respectively). One non-U.S. market that lagged during the year was China, which continued to struggle as housing concerns weighed on consumer sentiment and Chinese regulators unexpectedly announced restrictive new rules for online gaming companies. Global bonds as measured by the Bloomberg Global Aggregate Bond Index returned 5.7% for the year, capping off what was another volatile year for the asset class. Following a weaker third quarter where a spike in U.S. yields caused weakness across government bonds, the apparent end to the United States Federal Reserve's (the "Fed") historic interest rate hiking cycle in the fourth quarter boosted bonds of all maturities. Several non-U.S. developed market sovereigns were further supported by a weaker U.S. dollar. In U.S. corporate credit, both investment grade and high yield bonds generated positive returns for the year as the expectation of interest rate cuts and an absence of any sign of a pending U.S. recession, provided bond investors favorable macro news.

From a broad asset allocation perspective, exposure to cash and cash equivalents detracted from performance but was partially offset by an underweight to fixed income, which contributed to performance. Within equities, security selection was the largest overall detractor for the year, notably selection within consumer discretionary, industrials, information technology, communication services and materials. An overweight to energy and healthcare weighed on performance whereas an underweight to financials contributed. From a regional perspective, an overweight to emerging market (EM) equities hurt performance, but positive security selection within select EM countries partially offset the negative contribution. Within fixed income, an overweight to and positioning within credit, notably high yield exposure, added to performance. Duration management, specifically tactical yield curve positioning added to performance. Lastly, currency management, notably being overweight the euro, was additive for the year.

From a volatility perspective, the Milliman Managed Risk Strategy ("MMRS") was a meaningful detractor to performance in 2023, as several significant yet brief episodes of heightened volatility, particularly surrounding interest rates, spooked markets. As concerns around inflation, Fed policy, and economic growth increased at different times throughout the year, the MMRS, as designed, sought to reduce volatility and limit downside risk. However, because markets recovered quickly in each instance, the Portfolio's defensive positioning resulted in the MMRS being a detractor to performance during 2023.

How was the Portfolio positioned at period end?

At year end, relative to its reference benchmark, the Portfolio was overweight equities and underweight fixed income. Within equities, the Portfolio was overweight the U.S., and to a lesser extent, select emerging market countries, and was underweight

Global Atlantic BlackRock Selects Managed Risk Portfolio

Portfolio Review (Continued)

December 31, 2023 (Unaudited)

non-U.S. developed markets, most notably Canada and Australia. The Portfolio's overweight to U.S. stocks reflects the view that despite the episodic risk posed to stocks by the instability of long-term U.S. interest rates, U.S. stocks do not appear expensive when looked at on a forward price/earnings basis. BlackRock believes a likely pivot in Fed monetary policy toward the back half of 2024 may also prove supportive of equity valuations broadly. Unlike 2023, a year in which stock appreciation was largely driven by multiple expansion, BlackRock believes stock market performance in 2024 will be more dependent on earnings growth. The Portfolio remained underweight Canada and Australia for a variety of reasons, notably the large exposure each of those markets have to financials (both banks and insurance). The Portfolio was modestly underweight Japan at the beginning of 2023 and ended the year slightly overweight given the view that monetary policy remains loose and economic growth favorable, as the country continues to benefit from improving corporate governance and profitability.

From an equity sector perspective, the Portfolio was overweight information technology, consumer discretionary, communication services, industrials and energy and was underweight financials, real estate, consumer staples, materials and utilities. Overweight positions are concentrated in "stable growth" and "quality" companies that can generate earnings consistently and are aligned with long-term structural trends. Information technology remains the Portfolio's largest overweight, with tilts in favor of semi-conductor and software companies. Financials remains the Portfolio's largest underweight, driven primarily from limited U.S. bank exposure, as the outlook remains challenged given funding pressures and increased regulation. Relatedly, the Portfolio is underweight real estate due to the weak demand for office space in the aftermath of the COVID-19 pandemic, coupled with the difficult lending environment impacting the industry.

Within fixed income, the Portfolio was overweight high yield credit and to a lesser extent, non-U.S. government bonds, and underweight U.S. Treasuries, securitized assets, and investment grade debt. The Portfolio was slightly underweight duration as well. In the current environment, BlackRock believes asset classes like high yield bonds and emerging market debt will continue to offer some of the highest yields seen in years. BlackRock is also of the view that downgrade/default risk is low and a recession will likely be avoided because many companies termed out their debt several years ago when interest rates were much lower. The Portfolio ends the year underweight U.S. Treasuries with positioning focused at the belly of the curve, at the expense of long-dated rates. The Portfolio remains underweight fixed income as a whole and BlackRock continued to find opportunities in credit and government bonds outside of the U.S.

Looking ahead, BlackRock's expectation for 2024 is that real U.S. GDP will decelerate to a rate of about 1.5% annualized. If inflation also slows – as the team expects it will – to a range of roughly 2.5%-3.0% by December 2024, that implies a nominal 2024 GDP rate between 4.0% and 4.5%. Not only is that a level far from what most economists would consider a "recession," but it is also a reasonably good environment for corporate profits. In addition, a transition in monetary policy whereby the Fed begins to cut rates would be supportive for stocks. According to Bloomberg, current top-down consensus estimates for 2023 and 2024 S&P 500 earnings are $221 and $244 respectively, implying a growth rate of 10%. Given remarkably stable corporate margins, particularly for large and mega-cap companies, actual earnings may be modestly stronger. Based on the current state of the U.S. economy, the expected path of inflation, corporate profit resiliency, and the eventual decline in short-term interest rates, BlackRock is taking the view that stocks have the potential to return somewhere in the mid to high single digits at the index level next year. Meanwhile, BlackRock believes that a portfolio of high-quality bonds, with some select allocations to high yield, securitized assets, and certain emerging market sovereigns, can provide a blended yield of mid-single digits.

The Portfolio's performance figures for the periods ended December 31, 2023 as compared to its benchmark:

			Annualized		Operating Expense*
	Inception Date	One Year	Five Years	Ten Years	Gross Ratio	Net Ratio
Global Atlantic BlackRock Selects Managed Risk Portfolio
Class II	October 31, 2013	11.39%	5.83%	2.97%	1.20%	1.20%
S&P Global Managed Risk LargeMidCap Index - Moderate Conservative^		14.46%	6.49%	4.82%

Global Atlantic BlackRock Selects Managed Risk Portfolio

Portfolio Review (Continued)

December 31, 2023 (Unaudited)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Prior to May 1, 2019, the Capital Appreciation and Income Component of the Portfolio was managed pursuant to a different investment strategy by the Adviser without the use of a sub-adviser. The performance prior to that date is attributable to the Adviser and the prior investment strategy.

*  The estimated operating expense ratios for Class II shares, as disclosed in the most recent prospectus dated May 1, 2023. Ratios include Acquired Fund Fees and Expenses indirectly incurred by the Portfolio. Gross operating expense ratio reflects the ratio of expenses absent waivers and/or reimbursements by the Adviser. The operating expense ratios presented here may differ from the expense ratios disclosed in the Financial Highlights table in this report.

^  The S&P Global Managed Risk LargeMidCap Index - Moderate Conservative is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indices, while maintaining a fixed allocation of 40% to the underlying bond index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Exchange Traded Funds	73.3%
Variable Insurance Trusts	21.9%
Short-Term Investments	4.9%
Other Assets less Liabilities - Net	(0.1)%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio's holdings as of December 31, 2023.

3404166

Global Atlantic BlackRock Selects Managed Risk Portfolio

Portfolio of Investments

December 31, 2023

	Shares/ Principal	Fair Value
EXCHANGE TRADED FUNDS - 73.3%
DEBT FUNDS - 27.1%
iShares 1-3 Year Treasury Bond ETF	19,099	$1,566,882
iShares 20+ Year Treasury Bond ETF	34,068	3,368,644
iShares 3-7 Year Treasury Bond ETF	60,979	7,142,470
iShares iBoxx $ High Yield Corporate Bond ETF	72,232	5,590,035
iShares iBoxx $ Investment Grade Corporate Bond ETF	110,049	12,178,022
iShares J.P. Morgan EM Local Currency Bond ETF	43,061	1,581,200
iShares J.P. Morgan USD Emerging Markets Bond ETF	18,157	1,617,062
iShares MBS ETF	128,826	12,119,950
TOTAL DEBT FUNDS		45,164,265
EQUITY FUNDS - 46.2%
iShares Core MSCI EAFE ETF	216,986	15,264,965
iShares Core S&P U.S. Growth ETF	307,127	31,971,921
iShares Core S&P U.S. Value ETF	19,423	1,637,942
iShares Global Healthcare ETF	18,609	1,613,772
iShares MSCI Eurozone ETF	34,079	1,616,708
iShares MSCI Global Min Vol Factor ETF	70,899	7,114,715
iShares MSCI USA Quality Factor ETF	65,121	9,581,904
iShares MSCI USA Value Factor ETF	16,483	1,667,420
iShares U.S. Consumer Discretionary ETF	32,735	2,480,331
	Shares/ Principal	Fair Value
EQUITY FUNDS - 46.2% (Continued)
iShares U.S. Energy ETF	34,827	$1,536,567
iShares U.S. Industrials ETF	21,739	2,486,072
TOTAL EQUITY FUNDS		76,972,317
TOTAL EXCHANGE TRADED FUNDS (Cost - $101,637,440)		122,136,582
VARIABLE INSURANCE TRUSTS - 21.9%
ASSET ALLOCATION FUND - 21.9%
BlackRock Global Allocation VI Fund, Class I (Cost - $33,384,243)*	2,241,648	36,561,274
SHORT-TERM INVESTMENTS - 4.9%
MONEY MARKET FUNDS - 4.9%
Dreyfus Government Cash Management, 5.25% (a)	6,205,729	6,205,729
Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 5.25% (a)	1,900,725	1,900,725
TOTAL SHORT-TERM INVESTMENTS (Cost - $8,106,454)		8,106,454
TOTAL INVESTMENTS - 100.1% (Cost - $143,128,137)		$166,804,310
OTHER ASSETS LESS LIABILITIES - NET (0.1)%		(118,613)
TOTAL NET ASSETS - 100.0%		$166,685,697

*  Non-income producing security.

(a)  The rate shown is the annualized seven-day yield at period end.

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Portfolio Review

December 31, 2023 (Unaudited)

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The capital appreciation and income component is managed by Franklin Advisers, Inc. ("Franklin Advisers"), while the managed risk component is sub-advised by Milliman Financial Risk Management LLC ("Milliman").

How did the Portfolio perform during the period?

During 2023, the Portfolio underperformed its reference benchmark, the S&P 500 Managed Risk Index – Moderate. The Portfolio posted a return of 7.77% compared to a benchmark return of 16.81%, a difference of -904 basis points. The following discussion of relative performance pertains to this benchmark unless otherwise noted.

What factors and allocation decisions influenced the Portfolio's performance?

Franklin Advisers employs a bottom-up stock selection process for the equity sleeve of the Portfolio's capital appreciation and income component, whereby the portfolio managers invest in securities without regard to benchmark comparisons. As a result, the Portfolio frequently contains sector and security allocations that may be significantly different from those of the S&P 500® Index. With respect to the equity sleeve's performance versus the S&P 500® Index, the equity sleeve of the Portfolio's capital appreciation and income component underperformed the S&P 500® Index (net of fees), posting a return of -12.75% compared to an S&P 500® Index return of 26.29%, a difference of -1,354 basis points.

Relative to the Portfolio's benchmark, the key driver of underperformance was the Portfolio's lack of exposure to several heavily-weighted, growth- and technology-oriented index constituents – including chipmaker Nvidia, Meta Platforms, Amazon, Google parent Alphabet, and electric vehicle maker Tesla – that were part of the so-called "Magnificent Seven" stocks that led markets higher in 2023. Many of the leading stocks were viewed as poised to benefit from the rise of artificial intelligence ("AI"). On a sector basis, stock selection and an underweight in information technology ("IT") made the sector the largest detractor during the period. Stock selection in consumer discretionary and a combination of stock selection and an overweight within industrials also hindered relative returns. In contrast, an underweight in financials, along with stock selection in the sector, contributed to relative performance, as did a lack of exposure to the utilities and real estate sectors.

Among the detractors, below-benchmark exposure to Apple, another Magnificent Seven stock, weighed on relative performance within the IT sector as its shares rose sharply during the year. Apple benefited from demand for its iPhone and from optimism surrounding AI, especially in the first seven months of the year. The shares rallied with the broader market in the final two months of 2023, bolstered by a November earnings release that showed quarter-over-quarter revenue growth, led by services, and strong gross margins amid renewed demand for iPhones. In the industrials sector, shares of aerospace and defense firm Raytheon Technologies, renamed RTX in July, posted a double-digit decline during the period. In the third quarter, RTX lowered its free cash flow estimate as it announced that some key aircraft engines would require accelerated inspections, costing as much as $7 billion in repairs and compensation to airlines for lost aircraft service. Furthermore, revenue growth on the company's defense side fell shy of Wall Street forecasts. Despite the challenges, the Franklin Advisers Portfolio Managers believe RTX is well-positioned to increase earnings because of its balance between commercial aerospace and defense. While industrial gas producer, Air Products and Chemicals, beat third-quarter earnings estimates, its shares declined sharply as investors were disappointed by weaker than expected guidance, a larger-than-expected decline in revenues driven by lower energy cost pass-throughs, and a significant increase in its cost estimate (to $7 billion, up from $4.5 billion) for its Louisiana blue hydrogen project due to inflation and the expanded scope of the project. The Franklin Advisers Portfolio Managers remain constructive on the company's long-term outlook, which they believe is supported by investments in hydrogen and the potential benefits of the Inflation Reduction Act.

Among contributors, enterprise software company Microsoft, the Portfolio's largest holding, was the year's top overall relative contributor. Microsoft's suite of products remains well positioned to benefit from increasing enterprise technology spending, due in part to its exposure to AI and the company's early investment in ChatGPT's parent, OpenAI (not a portfolio holding).

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Portfolio Review (Continued)

December 31, 2023 (Unaudited)

Microsoft's integration of ChatGPT technology is highly attractive, in the Franklin Advisers Portfolio Managers' assessment. The company released robust quarterly earnings in late October, bolstered by strong growth across numerous business lines, including its Azure cloud, one of many areas in which growth was stronger than the company's forecast. The shares reached all-time highs in July, lifted by news of the company's potential acquisition of videogame company Activision Blizzard (not a portfolio holding), which closed in October. Drug packaging and delivery company West Pharmaceutical Services contributed to relative performance. The company repeatedly announced quarterly financial results that beat analysts' estimates and raised guidance, bolstered by particular strength in its generics segment. Although its COVID-19-related business has waned, the company's base business growth has been strong, supported by proprietary, high-value products. The shares declined late in the year amid concerns about demand for products related to COVID-19 vaccines and therapies, as West Pharma's net sales for the third quarter missed analysts' estimates. Earnings surpassed consensus expectations, however, and in October the company raised its 2023 adjusted profit forecast for the third time in 2023, supported by the U.S. dollar's strength. The Franklin Advisers Portfolio Managers continue to appreciate West Pharma's efficiency improvements and believe the company is well-positioned as COVID-19 comparisons recede. Shares of industrial supply company W.W. Grainger advanced sharply during the year amid a string of above-consensus earnings results and raised guidance, closing the year near an all-time high. The company reported better-than-expected growth in multiple business lines, led by its "high-touch solutions" segment, where volumes surged on a year-over-year basis, highlighting what the Portfolio Managers view as the company's high level of customer service and support. Grainger shares also benefited from continuing signs of cooling inflation. The company continues to grow its dividend and its generous share buyback program.

During 2023, the fixed income sleeve of the Portfolio's capital appreciation and income component outperformed the Bloomberg U.S. Aggregate Bond Index (net of fees), posting a return of 6.82% compared to the benchmark return of 5.53%, a difference of 129 basis points. The Portfolio's yield curve positioning was a major contributor to relative returns over the performance period, led by its exposure to the two- to 10-year portion of the yield curve. The Portfolio's exposure to, and security selection in, corporate credit sectors lifted results, led by its collateralized loan obligations ("CLOs") positions, senior secured floating-rate bank loans, and high yield ("HY") corporate bonds. An overweight allocation to non-agency residential mortgage-backed securities ("NA RMBS") added to outperformance, as did exposure to taxable municipal bonds, sovereign emerging markets ("EM"), and agency mortgage-backed securities ("MBS"). Security selection in sovereign developed nations and EM debt were accretive to performance for the year. Conversely, the Portfolio's security selection in agency MBS and Investment Grade ("IG") corporate bonds, as well as exposure to agency multi-family commercial mortgages modestly hurt performance for the period.

From a volatility perspective, the Milliman Managed Risk Strategy ("MMRS") was a meaningful detractor to performance in 2023, as several significant yet brief episodes of heightened volatility, particularly surrounding interest rates, spooked markets. As concerns around inflation, United States Federal Reserve (the "Fed") policy, and economic growth increased at different times throughout the year, the MMRS, as designed, sought to reduce volatility and limit downside risk. However, because markets recovered quickly in each instance, the Portfolio's defensive positioning resulted in the MMRS being a detractor to performance during 2023.

How was the Portfolio positioned at period end?

From an equity sector perspective, at the end of the period the Portfolio's largest sector concentration was information technology, followed by healthcare and industrials. Over the year, a new position was added in brokerage firm Charles Schwab. The Franklin Advisers Portfolio Managers exited positions in water treatment and management company Pentair and health care company CVS Health during the 12-month period.

At period-end, the Portfolio's largest allocations were U.S. Treasuries ("UST"), IG corporate bonds, and MBS. At the end of the period, the Portfolio remained overweight CLOs, senior secured floating-rate bank loans, and, to a lesser extent, HY corporate bonds. Throughout the year, the Franklin Advisers Portfolio Manager added IG corporate bonds as yields became attractive, moving to an overweight exposure. Within corporate credit, year-end spreads moved to their tightest levels since January of 2022, with all-in yields falling from their multi-decade peaks in October, which made IG corporate bonds less attractive at year-end levels. In the Franklin Advisers Portfolio Manager's view, corporate credit sectors continue to be priced for perfection, looking past any impacts of slowing economic growth. In the HY market, yields still appear attractive, but there remains a significant overhang of idiosyncratic risk as some management teams are beginning to reduce earnings estimates. The Franklin Advisers Portfolio Manager is hesitant to take on wholesale corporate credit risk at current levels, but the dedicated credit research team is finding pockets of value in select sectors and issuers that have strong risk/reward characteristics.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Portfolio Review (Continued)

December 31, 2023 (Unaudited)

Within the securitized sectors, the Portfolio entered the year with an underweight exposure to MBS. Throughout 2023, MBS spreads were impacted by high levels of volatility as uncertainty in the path of the U.S. economy and Fed action caused spreads to widen during the year. The Franklin Advisers Portfolio Manager took the opportunity to add to MBS when spreads moved to the higher end of the trading range seen over the year. Given very low prepayment activity as a result of rapidly rising mortgage interest rates, lower-coupon MBS provide a stable alternative to UST with added yields. After falling in the first part of the year, home price appreciation increased into the year-end period as low levels of inventory and stretched affordability put downward pressure on transaction volumes. This provides a strong base for RMBS fundamentals. The Portfolio Manager continues to believe that seasoned RMBS deals offer superior return characteristics and is comfortable with the current out-of-index exposure. The Portfolio continued to hold a slight exposure to treasury inflation-protected securities.

The Portfolio's performance figures for the periods ended December 31, 2023 as compared to its benchmark:

			Annualized		Operating Expense*
	Inception Date	One Year	Five Years	Since Inception	Gross Ratio	Net Ratio
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
Class II	April 30, 2014	7.77%	7.40%	5.43%	1.23%	1.20%
S&P 500 Managed Risk Index - Moderate^		16.81%	8.78%	7.33%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Prior to July 5, 2017, the fixed-income sleeve of the Capital Appreciation and Income Component of the Portfolio was managed by the Adviser without the use of a sub-adviser. The performance prior to that date is attributable to the Adviser's asset allocation decisions. The sub-adviser to the equity sleeve of the Capital Appreciation and Income Component of the Portfolio changed effective March 1, 2018 due to an organizational restructuring whereby all of the investment personnel responsible for the management of the equity sleeve transitioned from Franklin Advisory Services, LLC to Franklin Advisers.

*  The estimated operating expense ratios for Class II shares, as disclosed in the most recent prospectus dated May 1, 2023. Ratios include Acquired Fund Fees and Expenses indirectly incurred by the Portfolio. Gross operating expense ratio reflects the ratio of expenses absent waivers and/or reimbursements by the Adviser. The operating expense ratios presented here may differ from the expense ratios disclosed in the Financial Highlights table in this report.

^  The S&P 500 Managed Risk Index - Moderate is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indices, while maintaining a fixed allocation of 30% to the underlying bond index.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Portfolio Review (Continued)

December 31, 2023 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Common Stocks	70.6%
Corporate Bonds and Notes	8.3%
Agency Mortgage Backed Securities	6.9%
U.S. Treasury Securities and Agency Bonds	6.7%
Short-Term Investments	5.5%
Asset Backed and Commercial Backed Securities	2.7%
Mutual Funds	0.8%
Municipal Bonds	0.3%
Sovereign Debts	0.3%
Preferred Stocks	0.0%^
Other Assets less Liabilities - Net	(2.1)%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio's holdings as of December 31, 2023.

Derivatives are included in "Other Assets less Liabilities - Net".

^  Represents less than 0.05%.

3404166

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Portfolio of Investments

December 31, 2023

	Shares/ Principal	Fair Value
COMMON STOCKS - 70.6%
AEROSPACE & DEFENSE - 2.4%
General Dynamics Corp.	8,559	$2,222,515
RTX Corp.	30,520	2,567,953
		4,790,468
AIR FREIGHT & LOGISTICS - 1.3%
United Parcel Service, Inc., Class B	16,087	2,529,359
BANKS - 1.2%
JPMorgan Chase & Co.	13,999	2,381,230
BEVERAGES - 1.3%
PepsiCo, Inc.	15,153	2,573,586
BIOTECHNOLOGY - 1.1%
AbbVie, Inc.	14,229	2,205,068
BUILDING PRODUCTS - 1.9%
Carlisle Cos., Inc.	5,952	1,859,583
Johnson Controls International PLC	35,815	2,064,377
		3,923,960
CAPITAL MARKETS - 1.4%
Charles Schwab Corp. (The)	10,096	694,605
Nasdaq, Inc.	37,997	2,209,145
		2,903,750
CHEMICALS - 6.4%
Air Products and Chemicals, Inc.	12,358	3,383,620
Albemarle Corp.	4,978	719,222
Ecolab, Inc.	10,012	1,985,880
Linde PLC	13,875	5,698,601
Sherwin-Williams Co. (The)	3,511	1,095,081
		12,882,404
COMMERCIAL SERVICES & SUPPLIES - 1.4%
Cintas Corp.	4,451	2,682,440
Veralto Corp.	1,713	140,911
		2,823,351
CONSUMER DISCRETIONARY SERVICES - 0.0%†
24 Hour Fitness Worldwide, Inc.*	671	5
CONSUMER STAPLES DISTRIBUTION & RETAIL - 2.1%
Target Corp.	14,622	2,082,465
Walmart, Inc.	14,133	2,228,068
		4,310,533
ELECTRICAL EQUIPMENT - 0.8%
nVent Electric PLC	26,160	1,545,794
FINANCIAL SERVICES - 2.0%
Visa, Inc., Class A	15,617	4,065,886
	Shares/ Principal	Fair Value
FOOD PRODUCTS - 1.8%
McCormick & Co., Inc.	23,090	$1,579,818
Mondelez International, Inc., Class A	29,335	2,124,734
		3,704,552
GROUND TRANSPORTATION - 1.6%
JB Hunt Transport Services, Inc.	7,099	1,417,954
Norfolk Southern Corp.	7,376	1,743,539
		3,161,493
HEALTH CARE EQUIPMENT & SUPPLIES - 6.7%
Abbott Laboratories	24,674	2,715,867
Becton Dickinson & Co.	13,781	3,360,221
Medtronic PLC	24,685	2,033,551
Stryker Corp.	17,974	5,382,494
		13,492,133
HEALTH CARE PROVIDERS & SERVICES - 2.2%
UnitedHealth Group, Inc.	8,504	4,477,101
HOTELS, RESTAURANTS & LEISURE - 2.0%
McDonald's Corp.	10,968	3,252,122
Starbucks Corp.	8,800	844,888
		4,097,010
HOUSEHOLD PRODUCTS - 1.9%
Colgate-Palmolive Co.	19,792	1,577,620
Procter & Gamble Co. (The)	16,015	2,346,838
		3,924,458
INDUSTRIAL CONGLOMERATES - 1.7%
Honeywell International, Inc.	16,345	3,427,710
INSURANCE - 0.7%
Erie Indemnity Co., Class A	3,963	1,327,288
IT SERVICES - 2.2%
Accenture PLC, Class A	12,371	4,341,108
LIFE SCIENCES TOOLS & SERVICES - 2.1%
Danaher Corp.	7,266	1,680,917
West Pharmaceutical Services, Inc.	7,210	2,538,785
		4,219,702
MACHINERY - 1.4%
Donaldson Co., Inc.	13,230	864,581
Dover Corp.	12,577	1,934,468
		2,799,049
OIL, GAS & CONSUMABLE FUELS - 2.1%
Chevron Corp.	11,975	1,786,191
EOG Resources, Inc.	11,278	1,364,074
Exxon Mobil Corp.	11,787	1,178,464
		4,328,729

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Portfolio of Investments (Continued)

December 31, 2023

	Shares/ Principal	Fair Value
PHARMACEUTICALS - 1.6%
Johnson & Johnson	15,610	$2,446,711
Pfizer, Inc.	26,578	765,181
		3,211,892
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.6%
Analog Devices, Inc.	18,670	3,707,115
Texas Instruments, Inc.	20,947	3,570,626
		7,277,741
SOFTWARE - 10.0%
Microsoft Corp.	37,027	13,923,633
Roper Technologies, Inc.	11,550	6,296,714
		20,220,347
SPECIALTY RETAIL - 2.9%
Lowe's Cos., Inc.	13,189	2,935,212
Ross Stores, Inc.	21,045	2,912,417
		5,847,629
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.3%
Apple, Inc.	2,873	553,139
TEXTILES, APPAREL & LUXURY GOODS - 1.2%
NIKE, Inc., Class B	21,802	2,367,043
TRADING COMPANIES & DISTRIBUTORS - 1.3%
WW Grainger, Inc.	3,086	2,557,337
TOTAL COMMON STOCKS (Cost - $60,824,494)		142,270,855
CORPORATE BONDS AND NOTES - 8.3%
AEROSPACE & DEFENSE - 0.1%
Boeing Co. (The)
5.15%, 5/1/30	$150,000	152,901
3.65%, 3/1/47	100,000	74,173
		227,074
AGRICULTURE - 0.2%
Altria Group, Inc., 3.40%, 5/6/30	100,000	91,357
Imperial Brands Finance PLC, 4.25%, 7/21/25 (a)	200,000	196,467
Philip Morris International, Inc., 5.38%, 2/15/33	200,000	205,365
		493,189
AIRLINES - 0.1%
Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.50%, 10/20/25 (a)	200,000	197,004
United Airlines 2020-1 Class B Pass-Through Trust, 4.88%, 1/15/26	30,400	29,426
		226,430
APPAREL - 0.1%
Tapestry, Inc., 7.05%, 11/27/25	150,000	153,432
	Shares/ Principal	Fair Value
BANKS - 2.3%
ABN AMRO Bank NV, 6.34%, (US 1 Year CMT T-Note + 1.65%), 9/18/27 (a),(b)	$200,000	$204,538
Banco Santander SA, 2.75%, 12/3/30	200,000	166,453
Bank of America Corp.
3.50%, 4/19/26	500,000	486,752
2.59%, (SOFR + 2.15%), 4/29/31 (b)	100,000	86,308
1.92%, (SOFR + 1.37%), 10/24/31 (b)	200,000	162,626
BNP Paribas SA, 2.82%, (3 Month Term SOFR + 1.37%), 11/19/25 (a),(b)	200,000	194,901
BPCE SA, 2.05%, (SOFR + 1.09%), 10/19/27 (a),(b)	250,000	227,000
Citigroup, Inc.
2.57%, (SOFR + 2.11%), 6/3/31 (b)	100,000	85,544
3.06%, (SOFR + 1.35%), 1/25/33 (b)	200,000	170,926
Deutsche Bank AG/New York NY, 5.37%, 9/9/27	150,000	152,105
Goldman Sachs Group, Inc. (The)
1.95%, (SOFR + 0.91%), 10/21/27 (b)	50,000	45,759
1.99%, (SOFR + 1.09%), 1/27/32 (b)	300,000	242,823
2.38%, (SOFR + 1.25%), 7/21/32 (b)	200,000	164,421
HSBC Holdings PLC
0.98%, (SOFR + 0.71%), 5/24/25 (b)	200,000	195,936
1.59%, (SOFR + 1.29%), 5/24/27 (b)	200,000	183,515
JPMorgan Chase & Co., 4.49%, (3 Month Term SOFR + 3.79%), 3/24/31 (b)	400,000	390,585
Mitsubishi UFJ Financial Group, Inc., 5.06%, (US 1 Year CMT T-Note + 1.55%), 9/12/25 (b)	200,000	199,265
Mizuho Financial Group, Inc., 5.78%, (US 1 Year CMT T-Note + 1.65%), 7/6/29 (b)	200,000	205,890
Morgan Stanley, 2.24%, (SOFR + 1.18%), 7/21/32 (b)	500,000	408,236
Nordea Bank Abp, 4.75%, 9/22/25 (a)	200,000	199,142
Societe Generale SA, 1.79%, (US 1 Year CMT T-Note + 1.00%), 6/9/27 (a),(b)	200,000	182,100
Truist Financial Corp., 7.16%, (SOFR + 2.45%), 10/30/29 (b)	50,000	54,058
US Bancorp, 5.73%, (SOFR + 1.43%), 10/21/26 (b)	100,000	100,650
Wells Fargo & Co., 4.54%, (SOFR + 1.56%), 8/15/26 (b)	100,000	98,954
		4,608,487
BEVERAGES - 0.0%†
Anheuser-Busch Cos., LLC / Anheuser-Busch InBev Worldwide, Inc., 4.70%, 2/1/36	100,000	100,061

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Portfolio of Investments (Continued)

December 31, 2023

	Shares/ Principal	Fair Value
BIOTECHNOLOGY - 0.3%
Amgen, Inc., 5.25%, 3/2/33	$100,000	$102,669
Biogen, Inc., 2.25%, 5/1/30	100,000	85,421
CSL Finance PLC, 4.25%, 4/27/32 (a)	150,000	146,507
Royalty Pharma PLC, 2.15%, 9/2/31	300,000	245,216
		579,813
COMPUTERS - 0.0%†
Apple, Inc., 2.65%, 5/11/50	100,000	69,110
COSMETICS & PERSONAL CARE - 0.1%
Estee Lauder Cos., Inc. (The), 4.65%, 5/15/33	150,000	151,029
Kenvue, Inc., 5.05%, 3/22/28	150,000	153,800
		304,829
DIVERSIFIED FINANANCIAL SERVICES - 0.1%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.40%, 10/29/33	150,000	128,801
ELECTRIC - 1.1%
Comision Federal de Electricidad, 3.35%, 2/9/31 (a)	200,000	166,487
Constellation Energy Generation LLC, 6.13%, 1/15/34	50,000	53,602
Dominion Energy, Inc., 3.38%, 4/1/30	100,000	92,194
DTE Energy Co., 4.88%, 6/1/28	150,000	151,243
Duke Energy Carolinas LLC, 6.10%, 6/1/37	100,000	107,946
Duke Energy Corp., 3.75%, 9/1/46	100,000	77,348
Duke Energy Ohio, Inc., 5.25%, 4/1/33	50,000	51,593
EDP Finance BV, 1.71%, 1/24/28 (a)	200,000	177,849
Electricite de France SA, 5.70%, 5/23/28 (a)	200,000	207,129
Enel Finance International NV, 3.50%, 4/6/28 (a)	200,000	187,555
Exelon Corp., 4.05%, 4/15/30	200,000	191,281
Florida Power & Light Co., 4.63%, 5/15/30	100,000	100,843
Korea Electric Power Corp., 5.38%, 4/6/26 (a)	200,000	201,956
NextEra Energy Capital Holdings, Inc., 6.05%, 3/1/25	50,000	50,452
Southern Co. (The), 3.70%, 4/30/30	50,000	47,174
Vistra Operations Co. LLC, 4.30%, 7/15/29 (a)	300,000	280,990
Xcel Energy, Inc., 5.45%, 8/15/33	150,000	154,950
		2,300,592
FOOD - 0.2%
Hershey Co. (The), 4.50%, 5/4/33	100,000	100,858
JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc., 3.63%, 1/15/32	200,000	171,429
SYSCO Corp., 6.00%, 1/17/34	50,000	54,227
		326,514
	Shares/ Principal	Fair Value
HEALTHCARE-PRODUCTS - 0.3%
Baxter International, Inc., 2.54%, 2/1/32	$200,000	$167,965
GE Healthcare Technologies, Inc., 5.60%, 11/15/25	100,000	100,903
Revvity, Inc., 2.25%, 9/15/31	200,000	164,251
STERIS Irish FinCo UnLtd Co., 2.70%, 3/15/31	100,000	86,170
		519,289
HEALTHCARE-SERVICES - 0.4%
Centene Corp., 3.00%, 10/15/30	100,000	86,653
DaVita, Inc., 4.63%, 6/1/30 (a)	100,000	87,219
Elevance Health, Inc., 4.65%, 1/15/43	100,000	92,617
IQVIA, Inc., 6.25%, 2/1/29 (a)	100,000	104,485
Kaiser Foundation Hospitals, 3.27%, 11/1/49	140,000	105,694
Quest Diagnostics, Inc., 2.80%, 6/30/31	245,000	213,862
UnitedHealth Group, Inc., 3.05%, 5/15/41	100,000	78,407
		768,937
INSURANCE - 0.4%
AIA Group Ltd., 4.95%, 4/4/33 (a)	200,000	201,735
Arch Capital Group Ltd., 3.64%, 6/30/50	200,000	153,289
Arthur J Gallagher & Co., 3.05%, 3/9/52	200,000	134,100
Corebridge Financial, Inc., 6.05%, 9/15/33 (a)	150,000	156,510
Metropolitan Life Global Funding I, 4.30%, 8/25/29 (a)	150,000	146,220
		791,854
INTERNET - 0.1%
Meta Platforms, Inc., 4.95%, 5/15/33	150,000	155,167
LODGING - 0.1%
Studio City Finance Ltd., 5.00%, 1/15/29 (a)	200,000	168,000
MEDIA - 0.3%
Charter Communications Operating LLC / Charter Communications Operating Capital, 2.80%, 4/1/31	200,000	168,977
Comcast Corp., 4.80%, 5/15/33	100,000	101,431
Fox Corp., 3.50%, 4/8/30	200,000	184,776
Time Warner Cable LLC, 6.75%, 6/15/39	100,000	99,501
Walt Disney Co. (The), 2.75%, 9/1/49	150,000	103,312
		657,997
MISCELLANEOUS MANUFACTURING - 0.0%†
Eaton Corp., 4.15%, 3/15/33	100,000	97,980
MULTI-NATIONAL - 0.2%
African Export-Import Bank (The), 3.99%, 9/21/29 (a)	200,000	178,880
Banque Ouest Africaine de Developpement, 5.00%, 7/27/27 (a)	200,000	186,050
		364,930

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Portfolio of Investments (Continued)

December 31, 2023

	Shares/ Principal	Fair Value
OIL & GAS - 0.3%
Aker BP ASA, 4.00%, 1/15/31 (a)	$200,000	$183,891
Baker Hughes Holdings LLC / Baker Hughes Co-Obligor, Inc., 4.49%, 5/1/30	50,000	50,065
BP Capital Markets America, Inc., 4.89%, 9/11/33	200,000	203,832
Citgo Petroleum Corp.
6.38%, 6/15/26 (a)	50,000	49,836
8.38%, 1/15/29 (a)	100,000	102,832
Petroleos Mexicanos, 6.63%, 6/15/35	80,000	61,372
		651,828
PACKAGING & CONTAINERS - 0.0%†
Amcor Flexibles North America, Inc., 2.63%, 6/19/30	50,000	43,326
PHARMACEUTICALS - 0.3%
AbbVie, Inc., 4.05%, 11/21/39	100,000	90,633
Bayer US Finance II LLC, 4.38%, 12/15/28 (a)	100,000	95,130
CVS Health Corp.
5.30%, 6/1/33	100,000	102,804
4.78%, 3/25/38	100,000	94,987
Pfizer Investment Enterprises Pte Ltd., 4.75%, 5/19/33	100,000	100,245
Teva Pharmaceutical Finance Netherlands III BV, 5.13%, 5/9/29	100,000	95,494
		579,293
PIPELINES - 0.4%
Energy Transfer LP
4.75%, 1/15/26	100,000	99,367
4.95%, 5/15/28	100,000	99,597
Enterprise Products Operating LLC, 3.13%, 7/31/29	100,000	93,637
Sabine Pass Liquefaction LLC, 5.00%, 3/15/27	200,000	200,943
TransCanada PipeLines Ltd., 4.25%, 5/15/28	100,000	97,424
Transcontinental Gas Pipe Line Co. LLC, 3.25%, 5/15/30	100,000	90,774
Williams Cos., Inc. (The), 3.50%, 11/15/30	50,000	45,871
		727,613
REITS - 0.3%
Healthcare Realty Holdings LP, 2.00%, 3/15/31	300,000	240,516
MPT Operating Partnership LP / MPT Finance Corp., 3.50%, 3/15/31	100,000	62,487
Simon Property Group LP, 3.25%, 9/13/49	200,000	145,012
VICI Properties LP / VICI Note Co., Inc., 4.50%, 9/1/26 (a)	100,000	96,794
		544,809
	Shares/ Principal	Fair Value
RETAIL - 0.1%
Target Corp., 2.95%, 1/15/52	$200,000	$143,918
SOFTWARE - 0.1%
Fiserv, Inc., 2.65%, 6/1/30	150,000	132,072
TELECOMMUNICATIONS - 0.3%
AT&T, Inc., 2.55%, 12/1/33	250,000	203,955
T-Mobile USA, Inc.
3.88%, 4/15/30	200,000	189,820
3.30%, 2/15/51	100,000	72,572
Verizon Communications, Inc., 2.36%, 3/15/32	150,000	124,968
		591,315
TRANSPORTATION - 0.1%
CSX Corp., 4.10%, 3/15/44	100,000	87,678
Union Pacific Corp., 3.20%, 5/20/41	150,000	120,415
		208,093
TOTAL CORPORATE BONDS AND NOTES (Cost - $17,582,489)		16,664,753
AGENCY MORTGAGE BACKED SECURITIES - 6.9%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 3.6%
Freddie Mac Pool
2.00%, 3/1/51	595,467	488,264
2.50%, 10/1/51	542,054	462,289
3.00%, 2/1/52	732,297	650,720
2.00%, 3/1/52	660,406	539,794
2.00%, 4/1/52	1,471,713	1,201,692
2.50%, 5/1/52	922,612	785,288
4.00%, 8/1/52	739,886	700,636
4.50%, 8/1/52	2,603,488	2,527,122
		7,355,805
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 2.8%
Fannie Mae or Freddie Mac
3.50%, 1/1/54 (c)	550,000	504,625
4.00%, 1/1/54 (c)	530,000	501,512
5.00%, 1/1/54 (c)	680,000	673,200
5.50%, 1/1/54 (c)	1,580,000	1,587,468
6.00%, 1/1/54 (c)	1,070,000	1,086,970
Fannie Mae Pool
3.00%, 11/1/48	222,992	200,639
3.00%, 1/1/52	525,834	467,922
2.50%, 4/1/52	219,017	186,389
3.50%, 12/1/52	524,252	483,008
		5,691,733

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Portfolio of Investments (Continued)

December 31, 2023

	Shares/ Principal	Fair Value
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.5%
Ginnie Mae, 5.50%, 1/20/54 (c)	$420,000	$422,592
Ginnie Mae II Pool
2.00%, 7/20/52	289,905	245,329
2.50%, 7/20/52	286,316	250,880
		918,801
TOTAL AGENCY MORTGAGE BACKED SECURITIES (Cost - $14,065,091)		13,966,339
U.S. TREASURY SECURITIES AND AGENCY BONDS - 6.7%
Federal Farm Credit Banks Funding Corp., 2.10%, 2/25/36	140,000	105,830
U.S. Treasury Bond
1.13%, 8/15/40	475,000	304,464
1.75%, 8/15/41	905,000	631,980
3.88%, 2/15/43	85,000	81,341
2.50%, 5/15/46††	915,000	688,073
2.25%, 8/15/46	795,000	567,773
2.75%, 8/15/47	150,000	117,328
2.75%, 11/15/47	319,000	249,431
3.13%, 5/15/48	100,000	83,688
3.00%, 8/15/48	330,000	269,852
2.88%, 5/15/49	100,000	79,840
1.25%, 5/15/50	980,000	531,114
2.38%, 5/15/51	449,000	322,052
1.88%, 11/15/51	695,000	441,759
3.63%, 5/15/53	135,000	125,423
U.S. Treasury Inflation Indexed Note, 0.63%, 1/15/26	628,002	606,137
U.S. Treasury Note
3.88%, 3/31/25	285,000	282,529
0.38%, 12/31/25	900,000	834,293
1.88%, 2/28/27	1,580,000	1,481,991
2.75%, 4/30/27	2,200,000	2,117,500
3.25%, 6/30/27	1,400,000	1,368,992
3.13%, 8/31/27	1,520,000	1,478,259
3.63%, 3/31/28	415,000	410,818
4.38%, 8/31/28	301,000	307,725
1.88%, 2/15/32	35,000	30,146
TOTAL U.S. TREASURY SECURITIES AND AGENCY BONDS (Cost - $14,704,278)		13,518,338
ASSET BACKED AND COMMERCIAL BACKED SECURITIES - 2.7%
Antares CLO 2018-1 Ltd., 7.33%, (3 Month Term SOFR + 1.91%), 4/20/31 (a),(b)	250,000	247,598
Benchmark 2023-V3 Mortgage Trust, 6.36%, 7/15/56 (d)	20,000	20,960
BRAVO Residential Funding Trust 2019-1, 3.50%, 3/25/58 (a)	10,089	9,884
	Shares/ Principal	Fair Value
ASSET BACKED AND COMMERCIAL BACKED SECURITIES - 2.7% (Continued)
BRAVO Residential Funding Trust 2019-NQM2, 3.50%, 10/25/44 (a),(d)	$48,989	$45,309
BX 2021-LBA3 Mortgage Trust, 6.38%, (1 Month Term SOFR + 1.01%), 10/15/36 (a),(b)	130,000	126,350
BX Commercial Mortgage Trust 2021-VOLT, 6.43%, (1 Month Term SOFR + 1.06%), 9/15/36 (a),(b)	130,000	126,585
BX Trust 2022-IND, 6.85%, (1 Month Term SOFR + 1.49%), 4/15/37 (a),(b)	170,069	168,787
Carlyle Direct Lending CLO 2015-1R LLC, 7.86%, (3 Month Term SOFR + 2.46%), 10/15/31 (a),(b)	250,000	249,087
CIFC Funding 2022-II Ltd., 6.72%, (3 Month Term SOFR + 1.32%), 4/19/35 (a),(b)	310,000	308,963
CIM Trust 2018-INV1, 4.00%, 8/25/48 (a),(d)	18,059	16,619
CIM Trust 2019-INV1, 4.00%, 2/25/49 (a),(d)	10,722	10,108
COLT 2022-4 Mortgage Loan Trust, 4.30%, 3/25/67 (a),(d)	84,572	80,594
Dryden 97 CLO Ltd., 6.72%, (3 Month Term SOFR + 1.30%), 4/20/35 (a),(b)	250,000	249,035
Eleven Madison Trust 2015-11MD Mortgage Trust, 3.55%, 9/10/35 (a),(d)	250,000	224,539
Ellington CLO III Ltd., 7.33%, (3 Month Term SOFR + 1.91%), 7/20/30 (a),(b)	170,723	170,766
Fannie Mae Connecticut Avenue Securities
9.85%, (SOFR + 4.51%), 1/25/24 (b)	67,927	68,056
8.05%, (SOFR + 2.71%), 5/25/24 (b)	47,971	48,196
8.35%, (SOFR + 3.01%), 7/25/24 (b)	30,571	30,830
FirstKey Homes 2020-SFR2 Trust, 1.27%, 10/19/37 (a)	146,931	136,035
Freddie Mac STACR REMIC Trust 2022-DNA3, 7.34%, (SOFR + 2.00%), 4/25/42 (a),(b)	71,724	72,302
Freddie Mac Structured Agency Credit Risk Debt Notes, 10.60%, (SOFR + 5.26%), 11/25/28 (b)	83,484	88,202
Home Partners of America 2021-3 Trust, 2.65%, 1/17/41 (a)	73,490	62,105
Home Partners of America Trust 2021-2, 2.30%, 12/17/26 (a)	202,070	182,573
JP Morgan Mortgage Trust, 2.50%, 6/25/52 (a),(d)	96,561	83,751
JP Morgan Mortgage Trust 2021-13, 2.50%, 4/25/52 (a),(d)	199,176	172,754
JP Morgan Mortgage Trust 2021-14, 2.50%, 5/25/52 (a),(d)	149,351	129,538
Mill City Mortgage Loan Trust 2018-4, 3.50%, 4/25/66 (a),(d)	74,325	71,437
Neuberger Berman Loan Advisers CLO 27 Ltd., 6.76%, (3 Month Term SOFR + 1.36%), 1/15/30 (a),(b)	649,000	642,098

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Portfolio of Investments (Continued)

December 31, 2023

	Shares/ Principal	Fair Value
ASSET BACKED AND COMMERCIAL BACKED SECURITIES - 2.7% (Continued)
New Economy Assets Phase 1 Sponsor LLC, 1.91%, 10/20/61 (a)	$260,000	$226,822
OBX 2021-J3 Trust, 2.50%, 10/25/51 (a),(d)	75,828	66,527
Octagon Investment Partners 35 Ltd., 6.78%, (3 Month Term SOFR + 1.36%), 1/20/31 (a),(b)	500,000	492,380
Provident Funding Mortgage Trust 2019-1, 3.00%, 12/25/49 (a),(d)	22,104	18,878
Provident Funding Mortgage Trust 2021-J1, 2.50%, 10/25/51 (a),(d)	138,174	118,530
PSMC 2021-3 Trust, 2.50%, 8/25/51 (a),(d)	255,169	221,319
Strata CLO I Ltd., 7.86%, (3 Month Term SOFR + 2.46%), 1/15/31 (a),(b)	200,000	199,992
TICP CLO VI Ltd., 6.78%, (3 Month Term SOFR + 1.38%), 1/15/34 (a),(b)	300,000	299,815
Towd Point Mortgage Trust 2017-1, 2.75%, 10/25/56 (a),(d)	2,924	2,900
Towd Point Mortgage Trust 2017-3, 2.75%, 7/25/57 (a),(d)	12,550	12,293
TOTAL ASSET BACKED AND COMMERCIAL BACKED SECURITIES (Cost - $5,779,550)		5,502,517
MUTUAL FUNDS - 0.8%
DEBT FUNDS - 0.8%
Franklin Floating Rate Daily Access Fund (Cost - $1,495,000)	198,803	1,542,713
MUNICIPAL BONDS - 0.3%
Golden State Tobacco Securitization Corp., 3.85%, 6/1/50	270,000	249,746
Greenville City School District, 3.54%, 1/1/51	110,000	86,843
San Bernardino Community College District
2.69%, 8/1/41	250,000	179,896
2.86%, 8/1/49	150,000	99,292
TOTAL MUNICIPAL BONDS (Cost - $770,060)		615,777
SOVEREIGN DEBTS - 0.3%
Colombia Government International Bond, 5.00%, 6/15/45	200,000	154,922
Panama Government International Bond, 3.75%, 4/17/26 (a)	70,000	65,595
	Shares/ Principal	Fair Value
SOVEREIGN DEBTS - 0.3% (Continued)
Peruvian Government International Bond, 2.78%, 1/23/31	$200,000	$174,142
Romanian Government International Bond, 6.13%, 1/22/44 (a)	130,000	127,842
TOTAL SOVEREIGN DEBTS (Cost - $652,214)		522,501
PREFERRED STOCKS - 0.0%†
CONSUMER DISCRETIONARY SERVICES - 0.0%†
24 Hour Fitness Worldwide, Inc., 0.00% (Cost - $2,145)*	1,589	16
SHORT-TERM INVESTMENTS - 5.5%
MONEY MARKET FUNDS - 5.5%
Dreyfus Government Cash Management, 5.25% (e)	7,128,828	7,128,828
Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 5.25% (e)	3,967,576	3,967,576
TOTAL SHORT-TERM INVESTMENTS (Cost - $11,096,404)		11,096,404
TOTAL INVESTMENTS - 102.1% (Cost - $126,971,725)		$205,700,213
OTHER ASSETS LESS LIABILITIES - NET (2.1)%		(4,292,741)
TOTAL NET ASSETS - 100.0%		$201,407,472

*  Non-income producing security.

†  Represents less than 0.05%.

††  A portion of this investment, valued at $452,782, is held as collateral for derivative investments.

(a)  144A - Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers. As of December 31, 2023, these securities amounted to $9,966,917 or 4.9% of net assets.

(b)  Variable rate or fixed to variable rate security. The rate shown is the rate in effect at period end.

(c)  When-issued, or delayed delivery. All or a portion may be subject to dollar-roll transactions.

(d)  Adjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions. The coupon rate shown represents the rate at period end.

(e)  The rate shown is the annualized seven-day yield at period end.

CLO - Collateralized Loan Obligation

CMT - Treasury Constant Maturity Rate

PLC - Public Limited Company

REMIC - Real Estate Mortgage Investment Conduit

SOFR - Secured Overnight Financing Rate

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Portfolio of Investments (Continued)

December 31, 2023

FUTURES CONTRACTS
LONG FUTURES CONTRACTS	Counterparty	Number of Contracts	Expiration Date	Notional Value	Fair Value/ Unrealized Appreciation (Depreciation)
U.S. 10 Year Note Future	J. P. Morgan Securities LLC	9	3/19/2024	$1,016,016	$33,328
U.S. 2 Year Note Future	J. P. Morgan Securities LLC	30	3/28/2024	6,177,422	63,750
U.S. 5 Year Note Future	J. P. Morgan Securities LLC	3	3/28/2024	326,320	7,500
U.S. Long Bond Future	J. P. Morgan Securities LLC	4	3/19/2024	499,750	32,875
					137,453
SHORT FUTURES CONTRACTS
CME 3-Month SOFR Futures	J. P. Morgan Securities LLC	29	12/18/2024	6,979,575	(24,581)
U.S. 10 Year Ultra Future	J. P. Morgan Securities LLC	17	3/19/2024	2,006,266	(77,182)
U.S. Ultra Bond Future	J. P. Morgan Securities LLC	1	3/19/2024	133,594	(10,812)
					(112,575)
TOTAL NET UNREALIZED APPRECIATION ON FUTURES CONTRACTS					$24,878

INTEREST RATE SWAPS
Counterparty	Payment Frequency	Fund Receives	Fund Pays	Expiration Date	Notional Amount	Fair Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Citibank NA	At Maturity	SOFR	1.924%	08/12/27	500,000	$35,832	$41	$35,791
TOTAL FAIR VALUE, PREMIUMS PAID (RECEIVED) AND NET UNREALIZED APPRECIATION ON INTEREST RATE SWAPS						$35,832	$41	$35,791

CREDIT DEFAULT SWAPS
Counterparty	Reference Obligation/ Index	Payment Frequency	Buy/Sell Protection	Fixed Rate Received	Fixed Rate Paid	Credit Rating*	Expiration Date	Notional Amount**	Fair Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Citibank NA	Carnival Corp.	Quarterly	Buy	1.00%	-	B+	06/21/27	$115,000	$(7,417)	$(14,456)	$7,039
Citibank NA	CDX.NA.HY.40	Quarterly	Sell	-	5.00%	NR	06/20/28	39,600	(2,495)	4	(2,499)
Citibank NA	CDX.NA.HY.40	Quarterly	Sell	-	5.00%	NR	06/20/28	168,300	(10,602)	(3,649)	(6,953)
Citibank NA	CDX.NA.HY.40	Quarterly	Sell	-	5.00%	NR	06/20/28	227,700	(14,340)	(3,982)	(10,358)
TOTAL FAIR VALUE PREMIUM PAID (RECEIVED) AND NET UNREALIZED DEPRECIATION ON CREDIT DEFAULT SWAPS									$(34,854)	$(22,083)	$(12,771)

*  Credit ratings for the underlying securities in the credit default swaps are assigned based on the higher ratings of either Moody's or S&P. If both are unrated, then Fitch is used.

**  The maximum potential amount the Portfolio may pay should a negative credit event take place as defined under the terms of the agreement.

NR - Not Rated

FORWARD FOREIGN CURRENCY CONTRACTS
Settlement Date	Counterparty	Currency Units to Receive		In Exchange For		Unrealized Appreciation (Depreciation)
01/09/24	JP Morgan Chase Bank	17,000,000	JPY	116,286	USD	$4,508
02/26/24	JP Morgan Chase Bank	280,299	USD	256,000	EUR	(3,143)
02/26/24	JP Morgan Chase Bank	247,000	EUR	261,380	USD	12,096
TOTAL NET UNREALIZED APPRECIATION ON FORWARD FOREIGN CURRENCY CONTRACTS						$13,461

EUR - Euro

JPY - Japanese Yen

USD - United States Dollar

See accompanying notes to financial statements.

Global Atlantic Growth Managed Risk Portfolio

Portfolio Review

December 31, 2023 (Unaudited)

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The capital appreciation and income component is sub-advised by BlackRock Investment Management, LLC ("BlackRock"), while the managed risk component is sub-advised by Milliman Financial Risk Management LLC ("Milliman").

How did the Portfolio perform during the period?

During 2023, the Portfolio underperformed its reference benchmark, the S&P Global Managed Risk LargeMidCap Index – Moderate Aggressive. The Portfolio posted a return of 13.83% compared to a benchmark return of 17.89%, a difference of -406 basis points. The following discussion of relative performance pertains to this benchmark unless otherwise noted.

What factors and allocation decisions influenced the Portfolio's performance?

In contrast to a very difficult 2022 where nearly all asset classes posted significantly negative returns, 2023 saw a meaningful reversal, particularly in equities. Equity markets had a strong start in January, resulting in some of the Portfolio's factor exposures, namely U.S. minimum volatility and U.S. momentum equities, detracting from overall performance. Furthermore, an overweight to global energy and infrastructure equities hurt returns amidst falling commodity prices and moderating inflation. As the generative artificial intelligence ("AI") theme unfolded in 2023, through May, the U.S. equity market was dominated by the performance of a narrow set of stocks, the "Magnificent 7" technology giants (Alphabet, Amazon, Apple, Meta Platforms, Microsoft, NVIDIA, and Tesla). With this, BlackRock's overweight to technology equities, alongside a regional overweight to U.S. equities, emerged as the biggest contributors to performance. Positive earnings surprises and the expected end of the U.S. Federal Reserve's (the "Fed") interest rate hiking cycle acted as tailwinds for BlackRock's risk-on stance in the latter part of the year. Consequently, on an asset allocation basis, the Portfolio benefited from its overweight position in equities in the fourth quarter.

Within fixed income, the Portfolio benefited from an overweight position in investment grade credit. While an overweight position to long duration treasuries contributed positively as bond yields fell in the fourth quarter, it was a detractor from Portfolio performance over the entire year. BlackRock maintained this position as a diversifier to the Portfolio's equity exposure.

From a volatility perspective, while the Milliman Managed Risk Strategy ("MMRS") was a significant contributor to performance in 2022 when volatility was more sustained and market returns were negative, it was a meaningful detractor to performance in 2023, as several significant yet brief episodes of heightened volatility, particularly surrounding interest rates, spooked markets. As concerns around inflation, Fed policy, and economic growth increased at different times throughout the year, the MMRS, as designed, sought to reduce volatility and limit downside risk. However, because markets recovered quickly in each instance, the Portfolio's defensive positioning resulted in the MMRS being a detractor to performance during 2023.

How was the Portfolio positioned at period end?

Amidst a backdrop of robust real economic activity, consumer resilience, and upward revisions in earnings despite interest rate hikes, BlackRock shifted to a cautious risk-on stance in the fourth quarter. This involved shifting to an overweight in equities and repositioning the Portfolio within equity and fixed income. BlackRock believes that the prospects for earnings growth appear most promising in the U.S. As a result, the Portfolio is overweight U.S. equities relative to non-U.S. developed markets and emerging market equities. Specifically, within U.S. equities, the Portfolio retains an overweight position in growth, technology, quality, and infrastructure equities, and has increased its exposure to mega-cap equities. As a hedge to its pro-growth and pro-technology exposure, BlackRock has introduced an overweight to global energy equities. In non-U.S. developed equities, the Portfolio maintains an overweight to value to balance the overweight position in U.S. growth.

Within fixed income, BlackRock maintains a duration barbell, with overweight positions in short duration fixed income to take advantage of the high front-end rates, and long duration treasuries as a diversifier to our equity exposure. BlackRock also increased the Portfolio's exposure to investment grade credit to take advantage of elevated yields.

Global Atlantic Growth Managed Risk Portfolio

Portfolio Review (Continued)

December 31, 2023 (Unaudited)

The Portfolio's performance figures for the periods ended December 31, 2023 as compared to its benchmark:

			Annualized		Operating Expense*
	Inception Date	One Year	Five Years	Since Inception	Gross Ratio	Net Ratio
Global Atlantic Growth Managed Risk Portfolio
Class II	April 30, 2014	13.83%	6.93%	4.62%	1.00%	0.97%
S&P Global Managed Risk LargeMidCap Index - Moderate Aggressive^		17.89%	8.21%	5.59%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Prior to October 1, 2016, the Capital Appreciation and Income Component of the Portfolio was managed by the Adviser without the use of a sub-adviser. The performance prior to that date is attributable to the Adviser's asset allocation decisions. From October 1, 2016 to May 1, 2021, BlackRock Financial Management, Inc. served as a sub-adviser to Capital Appreciation and Income Component of the Portfolio. In addition, effective May 1, 2021 the sub-adviser to the Capital Appreciation and Income Component of the Portfolio changed from BlackRock Financial Management, Inc. to BlackRock Investment Management, LLC. No changes were made to the Portfolio's principal investment strategies or to the portfolio management team as a result of the change in sub-adviser.

*  The estimated operating expense ratios for Class II shares, as disclosed in the most recent prospectus dated May 1, 2023. Ratios include Acquired Fund Fees and Expenses indirectly incurred by the Portfolio. Gross operating expense ratio reflects the ratio of expenses absent waivers and/or reimbursements by the Adviser. The operating expense ratios presented here may differ from the expense ratios disclosed in the Financial Highlights table in this report.

^  The S&P Global Managed Risk LargeMidCap Index – Moderate Aggressive is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indices, while maintaining a fixed allocation of 20% to the underlying bond index.

Comparison of the Change in Value of a $10,000 Investment

Global Atlantic Growth Managed Risk Portfolio

Portfolio Review (Continued)

December 31, 2023 (Unaudited)

Holdings by Asset Class	% of Net Assets
Exchange Traded Funds	95.6%
Short-Term Investments	4.5%
Other Assets less Liabilities - Net	(0.1)%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio's holdings as of December 31, 2023.

3404166

Global Atlantic Growth Managed Risk Portfolio

Portfolio of Investments

December 31, 2023

	Shares/ Principal	Fair Value
EXCHANGE TRADED FUNDS - 95.6%
DEBT FUNDS - 14.3%
iShares 10+ Year Investment Grade Corporate Bond ETF	38,654	$2,036,679
iShares 10-20 Year Treasury Bond ETF	5,884	637,002
iShares 1-3 Year Treasury Bond ETF	29,637	2,431,420
iShares 1-5 Year Investment Grade Corporate Bond ETF	43,135	2,211,747
iShares 20+ Year Treasury Bond ETF	87,885	8,690,069
iShares 3-7 Year Treasury Bond ETF	24,925	2,919,465
iShares 5-10 Year Investment Grade Corporate Bond ETF	36,653	1,905,956
iShares 7-10 Year Treasury Bond ETF	8,888	856,714
iShares Core U.S. Aggregate Bond ETF	74,749	7,418,838
iShares iBoxx $ Investment Grade Corporate Bond ETF	29,600	3,275,536
iShares MBS ETF	46,130	4,339,911
iShares Treasury Floating Rate Bond ETF	133,566	6,741,076
TOTAL DEBT FUNDS		43,464,413
EQUITY FUNDS - 81.3%
iShares Core MSCI EAFE ETF	323,593	22,764,768
iShares Core MSCI Emerging Markets ETF	48,837	2,470,175
iShares Core S&P 500 ETF (a)	251,710	120,224,247
iShares Core S&P Mid-Cap ETF	71,712	19,874,981
iShares Core S&P Small-Cap ETF	95,057	10,289,920
iShares ESG Aware MSCI USA ETF	76,520	8,028,478
iShares Global Energy ETF	19,476	761,706
iShares MSCI EAFE Growth ETF	51,361	4,974,313
	Shares/ Principal	Fair Value
EQUITY FUNDS - 81.3% (Continued)
iShares MSCI EAFE Value ETF	160,637	$8,369,188
iShares MSCI USA Min Vol Factor ETF	30,859	2,407,928
iShares MSCI USA Quality Factor ETF	182,168	26,804,200
iShares S&P 100 ETF	20,247	4,522,977
iShares S&P 500 Growth ETF	49,621	3,726,537
iShares U.S. Infrastructure ETF	27,272	1,098,243
iShares U.S. Technology ETF	87,945	10,795,249
TOTAL EQUITY FUNDS		247,112,910
TOTAL EXCHANGE TRADED FUNDS (Cost - $192,156,455)		290,577,323
SHORT-TERM INVESTMENTS - 4.5%
MONEY MARKET FUNDS - 4.5%
Dreyfus Government Cash Management, 5.25% (b)	10,692,092	10,692,092
Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 5.25% (b)	2,912,103	2,912,103
TOTAL SHORT-TERM INVESTMENTS (Cost - $13,604,195)		13,604,195
TOTAL INVESTMENTS - 100.1% (Cost - $205,760,650)		$304,181,518
OTHER ASSETS LESS LIABILITIES - NET (0.1)%		(202,130)
TOTAL NET ASSETS - 100.0%		$303,979,388

(a)  The fair value of this holding exceeds 25% of the Fund's net assets. Additional information for this holding, including financial statements, is available from the SEC's EDGAR database at www.sec.gov.

(b)  The rate shown is the annualized seven-day yield at period end.

See accompanying notes to financial statements.

Global Atlantic Moderate Growth Managed Risk Portfolio

Portfolio Review

December 31, 2023 (Unaudited)

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The capital appreciation and income component is sub-advised by BlackRock Investment Management, LLC ("BlackRock"), while the managed risk component is sub-advised by Milliman Financial Risk Management LLC ("Milliman").

How did the Portfolio perform during the period?

During 2023, the Portfolio underperformed its reference benchmark, the S&P Global Managed Risk LargeMidCap Index – Moderate Conservative. The Portfolio posted a return of 12.82% compared to a benchmark return of 14.46%, a difference of -164 basis points. The following discussion of relative performance pertains to this benchmark unless otherwise noted.

What factors and allocation decisions influenced the Portfolio's performance?

In contrast to a very difficult 2022 where nearly all asset classes posted significantly negative returns, 2023 saw a meaningful reversal, particularly in equities. Equity markets had a strong start in January, resulting in some of the Portfolio's factor exposures, namely U.S. minimum volatility and U.S. momentum equities, detracting from overall performance. Furthermore, an overweight to global energy and infrastructure equities hurt returns amidst falling commodity prices and moderating inflation. As the generative artificial intelligence ("AI") theme unfolded in 2023, through May, the U.S. equity market was dominated by the performance of a narrow set of stocks, the "Magnificent 7" technology giants (Alphabet, Amazon, Apple, Meta Platforms, Microsoft, NVIDIA, and Tesla). With this, BlackRock's overweight to technology equities, alongside a regional overweight to U.S. equities, emerged as the biggest contributors to performance. Unexpected positive earnings and the expected end of the U.S. Federal Reserve's (the "Fed") interest rate hiking cycle acted as tailwinds for BlackRock's risk-on stance in the latter part of the year. Consequently, on an asset allocation basis, the Portfolio benefited from its overweight position in equities in the fourth quarter.

Within fixed income, the Portfolio benefited from an overweight position in investment grade credit. While an overweight position to long duration treasuries contributed positively as bond yields fell in the fourth quarter, it was a detractor from Portfolio performance over the entire year. BlackRock maintained this position as a diversifier to the Portfolio's equity exposure.

From a volatility perspective, while the Milliman Managed Risk Strategy ("MMRS") was a significant contributor to performance in 2022 when volatility was more sustained and market returns were negative, it was a meaningful detractor to performance in 2023, as several significant yet brief episodes of heightened volatility, particularly surrounding interest rates, spooked markets. As concerns around inflation, Fed policy, and economic growth increased at different times throughout the year, the MMRS, as designed, sought to reduce volatility and limit downside risk. However, because markets recovered quickly in each instance, the Portfolio's defensive positioning resulted in the MMRS being a detractor to performance during 2023.

How was the Portfolio positioned at period end?

Amidst a backdrop of robust real economic activity, consumer resilience, and upward revisions in earnings despite interest rate hikes, BlackRock shifted to a cautious risk-on stance in the fourth quarter. This involved shifting to an overweight in equities and repositioning the Portfolio within equity and fixed income. BlackRock believes that the prospects for earnings growth appear most promising in the U.S. As a result, the Portfolio is overweight U.S. equities relative to non-U.S. developed markets and emerging market equities. Specifically, within U.S. equities, the Portfolio retains an overweight position in growth, technology, quality, and infrastructure equities, and has increased its exposure to mega-cap equities. As a hedge to its pro-growth and pro-technology exposure, BlackRock has introduced an overweight to global energy equities. In non-U.S. developed equities, the Portfolio maintains an overweight value to balance the overweight position in U.S. growth.

Global Atlantic Moderate Growth Managed Risk Portfolio

Portfolio Review (Continued)

December 31, 2023 (Unaudited)

Within fixed income, BlackRock maintains a duration barbell, with overweight positions in short duration fixed income to take advantage of the high front-end rates, and long duration treasuries as a diversifier to our equity exposure. BlackRock also increased the Portfolio's exposure to investment grade credit to take advantage of elevated yields and closed out of its overweight treasury inflation-protected securities position given BlackRock's view that inflation will continue to moderate.

The Portfolio's performance figures for the periods ended December 31, 2023 as compared to its benchmark:

			Annualized		Operating Expense*
	Inception Date	One Year	Five Years	Since Inception	Gross Ratio	Net Ratio
Global Atlantic Moderate Growth Managed Risk Portfolio
Class II	April 30, 2014	12.82%	6.01%	4.46%	1.00%	1.00%
S&P Global Managed Risk LargeMidCap Index - Moderate Conservative^		14.46%	6.49%	4.73%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Prior to October 1, 2016, the Capital Appreciation and Income Component of the Portfolio was managed by the Adviser without the use of a sub-adviser. The performance prior to that date is attributable to the Adviser's asset allocation decisions. From October 1, 2016 to May 1, 2021, BlackRock Financial Management, Inc. served as a sub-adviser to Capital Appreciation and Income Component of the Portfolio. In addition, effective May 1, 2021 the sub-adviser to the Capital Appreciation and Income Component of the Portfolio changed from BlackRock Financial Management, Inc. to BlackRock Investment Management, LLC. No changes were made to the Portfolio's principal investment strategies or to the portfolio management team as a result of the change in sub-adviser.

*  The estimated operating expense ratios for Class II shares, as disclosed in the most recent prospectus dated May 1, 2023. Ratios include Acquired Fund Fees and Expenses indirectly incurred by the Portfolio. Gross operating expense ratio reflects the ratio of expenses absent waivers and/or reimbursements by the Adviser. The operating expense ratios presented here may differ from the expense ratios disclosed in the Financial Highlights table in this report.

^  The S&P Global Managed Risk LargeMidCap Index – Moderate Conservative is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indices, while maintaining a fixed allocation of 40% to the underlying bond index.

Comparison of the Change in Value of a $10,000 Investment

Global Atlantic Moderate Growth Managed Risk Portfolio

Portfolio Review (Continued)

December 31, 2023 (Unaudited)

Holdings by Asset Class	% of Net Assets
Exchange Traded Funds	95.4%
Short-Term Investments	4.7%
Other Assets less Liabilities - Net	(0.1)%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio's holdings as of December 31, 2023.

3404166

Global Atlantic Moderate Growth Managed Risk Portfolio

Portfolio of Investments

December 31, 2023

	Shares/ Principal	Fair Value
EXCHANGE TRADED FUNDS - 95.4%
DEBT FUNDS - 30.5%
iShares 10+ Year Investment Grade Corporate Bond ETF	30,989	$1,632,810
iShares 10-20 Year Treasury Bond ETF	4,793	518,890
iShares 1-3 Year Treasury Bond ETF	23,088	1,894,140
iShares 1-5 Year Investment Grade Corporate Bond ETF	32,543	1,668,642
iShares 20+ Year Treasury Bond ETF	43,144	4,266,079
iShares 3-7 Year Treasury Bond ETF	18,966	2,221,488
iShares 5-10 Year Investment Grade Corporate Bond ETF	29,377	1,527,604
iShares 7-10 Year Treasury Bond ETF	6,746	650,247
iShares Core U.S. Aggregate Bond ETF	46,817	4,646,587
iShares iBoxx $ Investment Grade Corporate Bond ETF	21,888	2,422,126
iShares J.P. Morgan USD Emerging Markets Bond ETF	5,675	505,415
iShares MBS ETF	47,538	4,472,375
iShares Treasury Floating Rate Bond ETF	73,653	3,717,267
TOTAL DEBT FUNDS		30,143,670
EQUITY FUNDS - 64.9%
iShares Core MSCI EAFE ETF	84,444	5,940,635
iShares Core MSCI Emerging Markets ETF	4,659	235,652
iShares Core S&P 500 ETF (a)	68,392	32,666,071
iShares Core S&P Mid-Cap ETF	18,206	5,045,793
iShares Core S&P Small-Cap ETF	24,274	2,627,661
iShares ESG Aware MSCI USA ETF	11,079	1,162,409
	Shares/ Principal	Fair Value
EQUITY FUNDS - 64.9% (Continued)
iShares Global Energy ETF	6,319	$247,136
iShares MSCI EAFE Growth ETF	13,372	1,295,078
iShares MSCI EAFE Value ETF	41,850	2,180,385
iShares MSCI USA Min Vol Factor ETF	5,041	393,349
iShares MSCI USA Quality Factor ETF	47,791	7,031,968
iShares S&P 100 ETF	4,661	1,041,221
iShares S&P 500 Growth ETF	12,654	950,315
iShares U.S. Infrastructure ETF	7,939	319,704
iShares U.S. Technology ETF	23,251	2,854,060
TOTAL EQUITY FUNDS		63,991,437
TOTAL EXCHANGE TRADED FUNDS (Cost - $69,281,609)		94,135,107
SHORT-TERM INVESTMENTS - 4.7%
MONEY MARKET FUNDS - 4.7%
Dreyfus Government Cash Management, 5.25% (b)	3,634,156	3,634,156
Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 5.25% (b)	963,206	963,206
TOTAL SHORT-TERM INVESTMENTS (Cost - $4,597,362)		4,597,362
TOTAL INVESTMENTS - 100.1% (Cost - $73,878,971)		$98,732,469
OTHER ASSETS LESS LIABILITIES - NET (0.1)%		(53,470)
TOTAL NET ASSETS - 100.0%		$98,678,999

(a)  The fair value of this holding exceeds 25% of the Fund's net assets. Additional information for this holding, including financial statements, is available from the SEC's EDGAR database at www.sec.gov.

(b)  The rate shown is the annualized seven-day yield at period end.

See accompanying notes to financial statements.

Global Atlantic Select Advisor Managed Risk Portfolio

Portfolio Review

December 31, 2023 (Unaudited)

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The capital appreciation and income component is sub-advised by Wilshire Advisors LLC ("Wilshire"), while the managed risk component is sub-advised by Milliman Financial Risk Management LLC ("Milliman").

How did the Portfolio perform during the period?

During 2023, the Portfolio underperformed its reference benchmark, the S&P Global Managed Risk LargeMidCap Index – Moderate. The Portfolio posted a return of 12.82% compared to a benchmark return of 16.22%, a difference of -340 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio's performance?

The Portfolio was impacted by both dynamic asset allocation as well as manager selection during 2023. Within equities, an overweight to U.S. value relative to growth detracted during the year. Within fixed income, a modest overweight relative to equities and in government securities relative to credit detracted modestly from returns. From a manager selection perspective, those within equities detracted from performance, particularly the MFS® Growth Series and American Century VP Value Fund underlying funds, which more than offset a strong contribution from the Putnam VT Large Cap Value Fund underlying fund. Manager selection within fixed income contributed to returns, particularly the MFS® Total Return Bond Series underlying fund.

The Portfolio made several allocation changes during the year. During the first quarter, the Portfolio initiated an overweight position in U.S. small cap equities relative to U.S. large cap equities, a position that was subsequently removed in the second quarter. Additionally, an overweight position to credit was removed in favor of a more targeted overweight position in investment grade credit relative to high yield to improve the credit quality of the Portfolio, and an overweight position to emerging market equities relative to developed equities was removed. During the third quarter, the Portfolio removed its overweight position in U.S. value equities relative to U.S. growth, while in the fourth quarter, the Portfolio implemented a modestly overweight position in fixed income relative to equities due to Wilshire's view of the relative attractiveness of fixed income at the time.

From a volatility perspective, while the Milliman Managed Risk Strategy ("MMRS") was a contributor to performance in 2022 when volatility was more sustained and market returns were negative, it was a meaningful detractor to performance in 2023, as several significant yet brief episodes of heightened volatility, particularly surrounding interest rates, spooked markets. As concerns around inflation, United States Federal Reserve (the "Fed") policy, and economic growth increased at different times throughout the year, the MMRS, as designed, sought to reduce volatility and limit downside risk. However, because markets recovered quickly in each instance, the Portfolio's defensive positioning resulted in the MMRS being a detractor to performance during 2023.

How was the Portfolio positioned at period end?

At year-end, the Portfolio was defensively positioned with a modest overweight towards fixed income to weather a potentially volatile market environment for risk assets. Within fixed income, the Portfolio is tilted toward high-quality government securities and underweight credit sectors, while within equities, the Portfolio is neutral across geographies, market capitalization, and styles.

The fight against inflation and economic growth continued to be the focal point of 2023. Through efforts of the central banks, both U.S. and non-U.S. developed economies experienced a downward trend of inflation throughout the year. With inflationary pressure softening, Wilshire believes that fixed income is attractively priced and expects it to generate attractive

Global Atlantic Select Advisor Managed Risk Portfolio

Portfolio Review (Continued)

December 31, 2023 (Unaudited)

positive real returns going forward. Globally, developed markets displayed resiliency and generated double-digit returns in 2023 despite a bearish view of the equity risk premium going into the year. During 2024, Wilshire believes that U.S. and non-U.S. developed equities are unlikely to generate levels of return that compare to the strong returns recorded during 2023, though central bank easing could provide a tailwind to risk assets that keeps equities in positive territory for the year. While the degree of an economic slowdown around the world is hard to forecast, Wilshire believes it is unlikely that either domestic or foreign developed equities will go through a severe slowdown. Overall, the Portfolio is positioned slightly defensively with a modest overweight to fixed income.

The Portfolio's performance figures for the periods ended December 31, 2023 as compared to its benchmark:

			Annualized		Operating Expense*
	Inception Date	One Year	Five Years	Ten Years	Gross Ratio	Net Ratio
Global Atlantic Select Advisor Managed Risk Portfolio
Class II	October 31, 2013	12.82%	6.57%	4.98%	1.78%	1.16%
S&P Global Managed Risk LargeMidCap Index - Moderate^		16.22%	7.37%	5.24%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Prior to October 1, 2016, the Capital Appreciation and Income Component of the Portfolio was managed by the Adviser without the use of a sub-adviser. The performance prior to that date is attributable to the Adviser's asset allocation decisions.

*  The estimated operating expense ratios for Class II shares, as disclosed in the most recent prospectus dated May 1, 2023. Ratios include Acquired Fund Fees and Expenses indirectly incurred by the Portfolio. Gross operating expense ratio reflects the ratio of expenses absent waivers and/or reimbursements by the Adviser. The operating expense ratios presented here may differ from the expense ratios disclosed in the Financial Highlights table in this report.

^  The S&P Global Managed Risk LargeMidCap Index - Moderate is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indices, while maintaining a fixed allocation of 30% to the underlying bond index.

Comparison of the Change in Value of a $10,000 Investment

Global Atlantic Select Advisor Managed Risk Portfolio

Portfolio Review (Continued)

December 31, 2023 (Unaudited)

Holdings by Asset Class	% of Net Assets
Variable Insurance Trusts	78.1%
Exchange Traded Funds	17.0%
Short-Term Investments	4.9%
Other Assets less Liabilities - Net	0.0%^
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio's holdings as of December 31, 2023.

^  Represents less than 0.05%.

3404166

Global Atlantic Select Advisor Managed Risk Portfolio

Portfolio of Investments

December 31, 2023

	Shares/ Principal	Fair Value
VARIABLE INSURANCE TRUSTS - 78.1%
DEBT FUNDS - 20.0%
MFS Total Return Bond Series, Class I*	1,300,218	$15,212,552
EQUITY FUNDS - 58.1%
American Century VP Mid Cap Value, Class I	112,114	2,179,496
American Century VP Value Fund, Class I	595,287	7,256,550
MFS Growth Series*	178,326	10,751,258
MFS VIT II - International Intrinsic Value Portfolio, Class I*	173,494	5,100,716
MFS VIT II Blended Research Core Equity Portfolio, Class I*	65,265	3,618,932
MFS VIT Mid Cap Growth Series*	170,177	1,458,419
Putnam VT Large Cap Growth Fund*	356,600	5,006,661
Putnam VT Large Cap Value Fund*	299,412	8,754,814
TOTAL EQUITY FUNDS		44,126,846
TOTAL VARIABLE INSURANCE TRUSTS (Cost - $48,588,637)		59,339,398
EXCHANGE TRADED FUNDS - 17.0%
DEBT FUNDS - 5.6%
iShares 1-5 Year Investment Grade Corporate Bond ETF	41,344	2,119,914
iShares Core U.S. Aggregate Bond ETF	21,535	2,137,349
TOTAL DEBT FUNDS		4,257,263
	Shares/ Principal	Fair Value
EQUITY FUNDS - 11.4%
iShares Core MSCI EAFE ETF	82,467	$5,801,553
iShares Core MSCI Emerging Markets ETF	14,142	715,302
iShares Core S&P Small-Cap ETF	20,182	2,184,702
TOTAL EQUITY FUNDS		8,701,557
TOTAL EXCHANGE TRADED FUNDS (Cost - $11,973,838)		12,958,820
SHORT-TERM INVESTMENTS - 4.9%
MONEY MARKET FUNDS - 4.9%
Dreyfus Government Cash Management, 5.25% (a)	3,512,267	3,512,266
Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 5.25% (a)	241,005	241,005
TOTAL SHORT-TERM INVESTMENTS (Cost - $3,753,271)		3,753,271
TOTAL INVESTMENTS - 100.0% (Cost - $64,315,746)		$76,051,489
OTHER ASSETS LESS LIABILITIES - NET (0.0)%†		(29,725)
TOTAL NET ASSETS - 100.0%		$76,021,764

*  Non-income producing security.

†  Represents less than 0.05%.

(a)  The rate shown is the annualized seven-day yield at period end.

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio

Portfolio Review

December 31, 2023 (Unaudited)

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The capital appreciation and income component is sub-advised by Wellington Management Company LLP ("Wellington Management") while the managed risk component is sub-advised by Milliman Financial Risk Management LLC ("Milliman").

How did the Portfolio perform during the period?

During 2023, the Portfolio underperformed its reference benchmark, the S&P 500 Managed Risk Index – Moderate Conservative. The Portfolio posted a return of 14.27% compared to a benchmark return of 15.10%, a difference of -83 basis points. The following discussion of relative performance pertains to this benchmark unless otherwise noted.

What factors and allocation decisions influenced the Portfolio's performance?

The equity portion of the Capital Appreciation and Income Component of the Portfolio is managed in an industry-neutral structure by Wellington Management's US Research Equity Team, and is designed to add value through fundamental, bottom-up stock selection. It consists of multiple sub-portfolios, with each sub-portfolio actively managed by one or more of Wellington Management's Global Industry Analysts (GIAs). The allocation of assets to each sub-portfolio corresponds to the relative weight of the analysts' coverage universe within the S&P 500® Index. However, within an industry, an analyst's stock selection may result in an overweight or underweight to certain sub-industries in his or her area of coverage.

The equity portion of the Capital Appreciation and Income Component of the Portfolio underperformed the S&P 500® Index, net of fees, during the year, returning 25.73%, versus the S&P 500® Index's return of 26.29%, a difference of -56 basis points. Relative equity underperformance in the Portfolio was driven by a sector underweight to information technology, as well as security selection in the information technology, consumer staples, and materials sectors. This was only partially offset by stronger security selection within the healthcare, energy, and communication services sectors.

Top detractors from relative performance during the period included underweight positions in NVIDIA (information technology), Apple (information technology) and Tesla (consumer discretionary). Shares of NVIDIA surged during the period after the chipmaker provided strong quarterly results, driven by strong data center demand on the growing need for chips for generative artificial intelligence and language learning models. Shares of Apple climbed higher during the period. Despite the iPhone maker missing consensus expectations for the first quarter, its install base grew to 2 billion devices. The iPhone install base, in particular, is at an all-time high and experienced double-digit growth in emerging markets. Apple later reported second-quarter earnings ahead of consensus estimates led by strong iPhone sales and healthy operating margins. Shares of Tesla rose during the period after reporting strong financial results in 2022. Elon Musk's outlook gave investors optimism that demand remained strong and outpaced production capacity following last year's vehicle price cuts. The company's Model Y was the number one selling vehicle globally in the first quarter, becoming the first EV to claim that title.

Top contributors to relative performance during the period included overweight positions in Meta Platform (communication services) and Amazon (consumer discretionary) and an out-of-benchmark position in Ares Management (financials). Shares of Meta Platforms rose after the company reported (in January 2023) better-than-forecast revenue for the fourth quarter of 2022 and boosted its stock buyback authorization by $40 billion. The company later reported solid second and third quarter results, buoyed by a rebound in online advertising and cost cutting. Shares of Amazon benefited from positive investor sentiment attributed partly to further cost cutting measures and advancements in AI. The current trend toward AI should benefit Amazon Web Services and increase demand for its cloud computing platforms. Shares of Ares Management rose after the company reported healthy results for the second quarter of 2023 with continued fundraising momentum as underlying demand for the firm's strategies remains strong.

The fixed income portion of the Capital Appreciation and Income Component of the Portfolio outperformed the Bloomberg U.S. Aggregate Bond Index (net of fees) during the year, returning 5.81% versus the benchmark return of 5.53%, a difference

Global Atlantic Wellington Research Managed Risk Portfolio

Portfolio Review (Continued)

December 31, 2023 (Unaudited)

of 28 basis points. Global fixed income sectors largely generated positive total returns during 2023 despite elevated interest rate volatility over most of the period. Higher-yielding sectors generally performed best, benefiting from their coupon advantage and spread tightening. Global sovereign yields ended mixed. Yields rose earlier in the period amid multiple rate increases from the U.S. Federal Reserve (the "Fed") and other major central banks across Europe, while Asian central banks pursued more dovish approaches. Yields plunged by the end of the period in response to accommodative central bank policy expectations amid weaker economic data, including moderating inflation. Security selection contributed to, while allocation decisions detracted from, relative performance. Security selection within investment grade corporates was the primary contributor to relative returns, particularly within the industrials, energy, and consumer cyclical sectors, however, an underweight to industrials detracted from relative returns. An overweight to, and security selection within, Financials and Utilities had a positive impact on relative performance. Within non-corporate investment grade credit, an overweight to, and security selection within, taxable municipals contributed to relative returns. Agency mortgage-backed securities (MBS) contributed positively due to an underweight and positioning within pass-throughs. Within the securitized sectors, out-of-benchmark allocations to non-agency residential mortgage-backed securities ("NA RMBS") as well as selection within commercial mortgage-backed securities ("CMBS") contributed to relative returns. Duration/yield curve positioning had a positive impact during the year.

From a volatility perspective, while the Milliman Managed Risk Strategy ("MMRS") was a significant contributor to performance in 2022 when volatility was more sustained and market returns were negative, it was a meaningful detractor to performance in 2023, as several significant yet brief episodes of heightened volatility, particularly surrounding interest rates, spooked markets. As concerns around inflation, Fed policy, and economic growth increased at different times throughout the year, the MMRS, as designed, sought to reduce volatility and limit downside risk. However, because markets recovered quickly in each instance, the Portfolio's defensive positioning resulted in the MMRS being a detractor to performance during 2023.

How was the Portfolio positioned at period end?

The final quarter of 2023 was marked by a significant market rally in December, closing out a resilient year for global markets. The broad rally underscored the adaptability of global markets, even as geopolitical tensions and global central bank policy uncertainties posed headwinds. Inflation remains at the forefront of global economic considerations. As 2023 drew to a close, the market observed indications of inflationary pressures beginning to ease in most of the world, including the U.S. However, officials warn that inflation mitigation is an ongoing process, and premature rate cuts could lead to a trend reversal in 2024. Valuations for risk assets and lower yields have priced in much of this good news and the portfolio management team remains cognizant of the balance of risks around the real economy, monetary policy and geopolitics. The lagged impacts of a rapid tightening campaign are finally starting to show signs of slowing economic growth but have had a less pronounced impact on inflation than expected. Central banks remain in an uneasy position with resilient employment, inflation still above target, and an unclear path toward achieving/sustaining 2% inflation. On balance, Wellington believes that early signs of weakening growth are appearing, as consumer demand ebbs alongside the depletion of excess savings that support a softer landing. The Wellington team continues to closely track these macroeconomic developments.

At the end of the year, the equity portion of the Capital Appreciation and Income Component of the Portfolio was marginally overweight to the healthcare and financials sectors, and marginally underweight the information technology and consumer staples sectors. Moving forward, Wellington foresees a landscape of more balanced valuations, providing a broader spectrum of opportunities for investors who rely on fundamental analysis. While the economy has displayed recent positive momentum, it may begin to exhibit subtle signs of deceleration. Consumer spending may see a decline as the labor market cools, wage growth moderates, and the boost to consumption from excess savings wanes.

In the fixed income portfolio, the Portfolio maintains a very modest procyclical stance. Current levels of interest rates provide cushion to fixed income performance even if inflation remains above target, though the inversion of the curve is a headwind for longer duration assets. Additionally, Wellington believes security selection can aid benchmark-relative outperformance going forward as growth continues to slow, driving increased dispersion across sectors and within investment grade credit. At the end of the year, the Portfolio was underweight investment grade credit from both a market value and spread duration perspective, as Wellington believes that while fundamentals remain strong, they have peaked and shown some deterioration against a backdrop of very tight valuations. Wellington is most cautious on the long duration segment given weakening fundamentals and tight spreads that offer little cushion against widening. As a result, the Portfolio maintains an underweight to the long end portion of the investment grade market. From a sector perspective, Wellington maintains an overweight in

Global Atlantic Wellington Research Managed Risk Portfolio

Portfolio Review (Continued)

December 31, 2023 (Unaudited)

utilities and some parts of insurance where valuations are attractive. In non-corporate credit, Wellington is positive on taxable municipals as the sector still provides diversification and comprises high-quality issuers that have benefitted from fiscal support. The Portfolio was underweight U.S. government in favor of high-quality securitized sectors such as asset-backed securities ("ABS"), commercial mortgage-backed securities (CMBS), and non-agency residential mortgage-backed securities (NA RMBS), which Wellington believes offers attractive carry for short duration, high quality assets. The portfolio was overweight agency MBS, modestly underweight pass-throughs, and exposed to out-of-benchmark collateralized mortgage obligations ("CMOs"). Wellington ended the period with a modest duration underweight as valuations priced in an overly aggressive easing path for the Fed, making the long end look vulnerable to fiscal deterioration.

The Portfolio's performance figures for the periods ended December 31, 2023 as compared to its benchmark:

			Annualized		Operating Expense*
	Inception Date	One Year	Five Years	Ten Years	Gross Ratio	Net Ratio
Global Atlantic Wellington Research Managed Risk Portfolio
Class II	October 31, 2013	14.27%	7.13%	5.82%	1.24%	1.21%
S&P 500 Managed Risk Index - Moderate Conservative^		15.10%	7.84%	6.73%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. Performance figures for periods greater than one year are annualized. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account.

*  The estimated operating expense ratios for Class II shares, as disclosed in the most recent prospectus dated May 1, 2023. Ratios include Acquired Fund Fees and Expenses indirectly incurred by the Portfolio. Gross operating expense ratio reflects the ratio of expenses absent waivers and/or reimbursements by the Adviser. The operating expense ratios presented here may differ from the expense ratios disclosed in the Financial Highlights table in this report.

^  The S&P 500 Managed Risk Index - Moderate Conservative is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indices, while maintaining a fixed allocation of 40% to the underlying bond index.

Comparison of the Change in Value of a $10,000 Investment

Global Atlantic Wellington Research Managed Risk Portfolio

Portfolio Review (Continued)

December 31, 2023 (Unaudited)

Holdings by Asset Class	% of Net Assets
Common Stocks	62.5%
U.S. Treasury Securities and Agency Bonds	11.8%
Corporate Bonds and Notes	8.9%
Agency Mortgage Backed Securities	8.6%
Short-Term Investments	4.6%
Asset Backed and Commercial Backed Securities	2.8%
Municipal Bonds	0.6%
Exchange Traded Funds	0.3%
Other Assets less Liabilities - Net	(0.1)%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio's holdings as of December 31, 2023.

Derivatives are included in "Other Assets less Liabilities - Net".

3404166

Global Atlantic Wellington Research Managed Risk Portfolio

Portfolio of Investments

December 31, 2023

	Shares/ Principal	Fair Value
COMMON STOCKS - 62.5%
AEROSPACE & DEFENSE - 1.2%
Boeing Co. (The)*	3,506	$913,874
General Dynamics Corp.	8,439	2,191,355
RTX Corp.	10,459	880,020
		3,985,249
AIR FREIGHT & LOGISTICS - 0.2%
C.H. Robinson Worldwide, Inc.	7,635	659,588
AUTOMOBILE COMPONENTS - 0.1%
Goodyear Tire & Rubber Co. (The)*	30,228	432,865
AUTOMOBILES - 0.3%
Tesla, Inc.*	4,133	1,026,968
BANKS - 1.3%
JPMorgan Chase & Co.	16,851	2,866,355
Wells Fargo & Co.	27,993	1,377,816
		4,244,171
BEVERAGES - 1.3%
Constellation Brands, Inc., Class A	7,111	1,719,084
Monster Beverage Corp.*	44,540	2,565,950
		4,285,034
BIOTECHNOLOGY - 1.3%
AbbVie, Inc.	3,559	551,538
Alnylam Pharmaceuticals, Inc.*	675	129,202
Apellis Pharmaceuticals, Inc.*	1,513	90,568
Ascendis Pharma A/S, ADR*	741	93,329
Biogen, Inc.*	1,362	352,445
Bridgebio Pharma, Inc.*	1,513	61,080
Celldex Therapeutics, Inc.*	2,457	97,445
Crinetics Pharmaceuticals, Inc.*	2,127	75,679
Cytokinetics, Inc.*	5,840	487,581
Gilead Sciences, Inc.	3,617	293,013
Immunocore Holdings PLC, ADR*	1,409	96,263
Karuna Therapeutics, Inc.*	921	291,506
Moderna, Inc.*	982	97,660
Regeneron Pharmaceuticals, Inc.*	577	506,773
REVOLUTION Medicines, Inc.*	3,326	95,390
Rocket Pharmaceuticals, Inc.*	2,530	75,824
Sage Therapeutics, Inc.*	4,040	87,547
Sarepta Therapeutics, Inc.*	631	60,847
Syndax Pharmaceuticals, Inc.*	2,451	52,966
United Therapeutics Corp.*	427	93,893
Vaxcyte, Inc.*	1,190	74,732
Vertex Pharmaceuticals, Inc.*	1,917	780,008
		4,545,289
BROADLINE RETAIL - 3.4%
Amazon.com, Inc.*	74,681	11,347,031
	Shares/ Principal	Fair Value
BUILDING PRODUCTS - 0.7%
AZEK Co., Inc. (The)*	13,183	$504,250
Builders FirstSource, Inc.*	6,564	1,095,794
Johnson Controls International PLC	5,416	312,178
Trane Technologies PLC	1,735	423,167
		2,335,389
CAPITAL MARKETS - 2.6%
Ares Management Corp., Class A	19,631	2,334,519
Intercontinental Exchange, Inc.	5,256	675,028
KKR & Co., Inc.^	9,965	825,600
Northern Trust Corp.	15,672	1,322,403
S&P Global, Inc.	5,404	2,380,570
Tradeweb Markets, Inc., Class A	15,074	1,369,925
		8,908,045
CHEMICALS - 1.6%
Cabot Corp.	11,323	945,470
Celanese Corp.	4,660	724,024
FMC Corp.	9,484	597,966
Ingevity Corp.*	5,189	245,025
Linde PLC	4,357	1,789,463
Livent Corp.*	9,723	174,820
PPG Industries, Inc.	5,998	897,001
		5,373,769
COMMERCIAL SERVICES & SUPPLIES - 0.6%
Clean Harbors, Inc.*	6,402	1,117,213
Veralto Corp.	2,497	205,403
Waste Connections, Inc.	5,619	838,748
		2,161,364
CONSTRUCTION & ENGINEERING - 0.1%
Fluor Corp.*	9,206	360,599
CONSUMER STAPLES DISTRIBUTION & RETAIL - 0.6%
Performance Food Group Co.*	29,192	2,018,627
CONTAINERS & PACKAGING - 0.1%
Ball Corp.	4,684	269,424
ELECTRIC UTILITIES - 1.3%
Edison International	16,334	1,167,718
Exelon Corp.	21,472	770,845
NextEra Energy, Inc.	17,849	1,084,148
PG&E Corp.	78,743	1,419,736
		4,442,447
ENERGY EQUIPMENT & SERVICES - 0.3%
Schlumberger NV	16,919	880,465
ENTERTAINMENT - 0.7%
Netflix, Inc.*	2,927	1,425,098
Spotify Technology SA*	5,463	1,026,552
		2,451,650

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio

Portfolio of Investments (Continued)

December 31, 2023

	Shares/ Principal	Fair Value
FINANCIAL SERVICES - 3.2%
Berkshire Hathaway, Inc., Class B*	12,524	$4,466,810
Block, Inc.*	19,568	1,513,585
FleetCor Technologies, Inc.*	2,468	697,481
Global Payments, Inc.	9,919	1,259,713
PayPal Holdings, Inc.*	6,372	391,304
Visa, Inc., Class A	5,243	1,365,015
WEX, Inc.*	6,621	1,288,116
		10,982,024
GAS UTILITIES - 0.3%
Atmos Energy Corp.	7,512	870,641
GROUND TRANSPORTATION - 1.0%
Knight-Swift Transportation Holdings, Inc.	21,975	1,266,859
Uber Technologies, Inc.*	36,564	2,251,245
		3,518,104
HEALTH CARE EQUIPMENT & SUPPLIES - 1.5%
Abbott Laboratories	10,451	1,150,342
Boston Scientific Corp.*	21,531	1,244,707
Dexcom, Inc.*	6,832	847,783
Edwards Lifesciences Corp.*	11,324	863,455
Insulet Corp.*	2,832	614,487
Stryker Corp.	1,530	458,174
		5,178,948
HEALTH CARE PROVIDERS & SERVICES - 2.2%
agilon health, Inc.*	54,991	690,137
Cencora, Inc.	6,401	1,314,637
Centene Corp.*	9,279	688,595
Elevance Health, Inc.	1,742	821,457
HCA Healthcare, Inc.	3,647	987,170
Humana, Inc.	2,032	930,270
Molina Healthcare, Inc.*	2,673	965,782
UnitedHealth Group, Inc.	1,905	1,002,925
		7,400,973
HEALTH CARE REITS - 0.3%
Welltower, Inc.	9,559	861,935
HOTEL & RESORT REITS - 0.2%
Ryman Hospitality Properties, Inc.	7,465	821,598
HOTELS, RESTAURANTS & LEISURE - 0.9%
Chipotle Mexican Grill, Inc.*	873	1,996,516
Hyatt Hotels Corp., Class A	7,656	998,419
		2,994,935
HOUSEHOLD DURABLES - 0.5%
Lennar Corp., Class A	7,104	1,058,780
Skyline Champion Corp.*	7,206	535,118
		1,593,898
	Shares/ Principal	Fair Value
INDUSTRIAL REITS - 0.3%
EastGroup Properties, Inc.	6,162	$1,130,973
INSURANCE - 1.7%
Arch Capital Group Ltd.*	9,428	700,218
Assured Guaranty Ltd.	6,899	516,252
Chubb Ltd.	5,147	1,163,222
Everest Group Ltd.	2,541	898,447
Marsh & McLennan Cos., Inc.	3,239	613,693
Progressive Corp. (The)	8,218	1,308,963
Trupanion, Inc.*	21,631	659,962
		5,860,757
INTERACTIVE MEDIA & SERVICES - 3.6%
Alphabet, Inc., Class A*	50,109	6,999,726
Meta Platforms, Inc., Class A*	14,587	5,163,215
		12,162,941
IT SERVICES - 0.2%
Squarespace, Inc., Class A*	25,236	833,040
LIFE SCIENCES TOOLS & SERVICES - 1.2%
Agilent Technologies, Inc.	6,111	849,612
Danaher Corp.	6,982	1,615,216
ICON PLC*	3,855	1,091,235
Illumina, Inc.*	3,242	451,416
		4,007,479
MACHINERY - 0.8%
Flowserve Corp.	11,165	460,221
Fortive Corp.	11,622	855,728
Ingersoll Rand, Inc.	7,184	555,610
Middleby Corp. (The)*	4,474	658,439
		2,529,998
MEDIA - 0.4%
New York Times Co. (The), Class A	12,107	593,122
Omnicom Group, Inc.	9,735	842,175
		1,435,297
OIL, GAS & CONSUMABLE FUELS - 2.7%
BP PLC, ADR	65,607	2,322,488
ConocoPhillips	12,491	1,449,830
EOG Resources, Inc.	4,684	566,530
EQT Corp.	11,812	456,652
Marathon Petroleum Corp.	7,372	1,093,710
Shell PLC, ADR	37,363	2,458,485
Targa Resources Corp.	7,309	634,933
		8,982,628
PASSENGER AIRLINES - 0.3%
Delta Air Lines, Inc.	22,974	924,244
PERSONAL CARE PRODUCTS - 0.5%
Haleon PLC, ADR	208,748	1,717,996

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio

Portfolio of Investments (Continued)

December 31, 2023

	Shares/ Principal	Fair Value
PHARMACEUTICALS - 2.8%
AstraZeneca PLC, ADR	19,535	$1,315,682
Elanco Animal Health, Inc.*	16,945	252,481
Eli Lilly and Co.	5,969	3,479,450
GSK PLC, ADR	14,236	527,586
Merck & Co., Inc.	19,597	2,136,465
Novartis AG, ADR	6,503	656,608
Pfizer, Inc.	16,416	472,617
Structure Therapeutics, Inc., ADR*	2,024	82,498
Zoetis, Inc.	3,428	676,584
		9,599,971
PROFESSIONAL SERVICES - 0.5%
Ceridian HCM Holding, Inc.*	12,222	820,341
Science Applications International Corp.	6,864	853,332
		1,673,673
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.1%
CoStar Group, Inc.*	3,314	289,610
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.0%
Advanced Micro Devices, Inc.*	23,509	3,465,462
First Solar, Inc.*	2,270	391,076
KLA Corp.	2,466	1,433,486
Marvell Technology, Inc.	14,682	885,471
Micron Technology, Inc.	20,760	1,771,658
NVIDIA Corp.	5,245	2,597,429
ON Semiconductor Corp.*	10,146	847,495
Texas Instruments, Inc.	13,456	2,293,710
		13,685,787
SOFTWARE - 9.3%
Adobe, Inc.*	6,077	3,625,538
HubSpot, Inc.*	2,772	1,609,257
Intuit, Inc.	5,120	3,200,154
Microsoft Corp.	49,601	18,651,960
ServiceNow, Inc.*	4,027	2,845,035
Synopsys, Inc.*	3,110	1,601,370
		31,533,314
SPECIALIZED REITS - 0.2%
Extra Space Storage, Inc.	4,761	763,331
SPECIALTY RETAIL - 1.4%
AutoZone, Inc.*	626	1,618,592
TJX Cos., Inc. (The)	31,822	2,985,222
		4,603,814
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 3.2%
Apple, Inc.	56,429	10,864,275
TOBACCO - 0.9%
Philip Morris International, Inc.	31,348	2,949,220
	Shares/ Principal	Fair Value
TRADING COMPANIES & DISTRIBUTORS - 0.1%
AerCap Holdings NV*	5,442	$404,449
WIRELESS TELECOMMUNICATION SERVICES - 0.5%
T-Mobile US, Inc.	11,271	1,807,079
TOTAL COMMON STOCKS (Cost - $131,290,296)		211,710,906
U.S. TREASURY SECURITIES AND AGENCY BONDS - 11.8%
U.S. Treasury Bond
3.25%, 5/15/42	$45,000	39,630
3.38%, 8/15/42	934,500	836,414
4.00%, 11/15/42	853,300	832,301
3.88%, 2/15/43	293,000	280,387
3.88%, 5/15/43	810,500	775,547
4.38%, 8/15/43	564,000	577,836
4.75%, 11/15/43	401,000	431,639
3.00%, 11/15/44	610,000	506,872
2.50%, 2/15/45	2,620,000	1,992,223
2.88%, 8/15/45	545,000	441,258
2.50%, 5/15/46	805,000	605,354
3.00%, 5/15/47	355,900	291,963
2.75%, 8/15/47	320,000	250,300
2.88%, 5/15/52	1,311,700	1,049,565
4.00%, 11/15/52	1,421,300	1,408,919
3.63%, 2/15/53	810,000	751,591
3.63%, 5/15/53	1,435,900	1,334,041
4.13%, 8/15/53	650,800	660,969
4.75%, 11/15/53	398,000	448,434
U.S. Treasury Note
1.50%, 2/15/25	350,000	337,791
3.88%, 3/31/25	676,000	670,138
2.63%, 4/15/25	495,000	482,954
3.88%, 4/30/25	725,000	718,571
4.25%, 5/31/25	2,250,000	2,242,002
4.63%, 6/30/25	905,000	907,298
4.75%, 7/31/25	655,000	658,070
5.00%, 8/31/25	645,400	651,451
5.00%, 9/30/25	582,000	588,047
4.88%, 11/30/25	1,930,000	1,950,431
4.00%, 2/15/26	231,000	230,007
4.63%, 3/15/26	43,000	43,385
4.38%, 8/15/26	1,534,700	1,545,611
0.75%, 8/31/26	505,000	463,199
4.63%, 9/15/26	310,000	314,444
4.63%, 10/15/26	140,000	142,144
1.13%, 10/31/26	420,000	387,762
4.63%, 11/15/26	170,000	172,763
1.25%, 11/30/26	140,000	129,500
1.25%, 12/31/26	1,164,000	1,074,972
2.50%, 3/31/27††	327,000	312,719
2.75%, 4/30/27	155,000	149,187
2.63%, 5/31/27	144,000	137,914

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio

Portfolio of Investments (Continued)

December 31, 2023

	Shares/ Principal	Fair Value
U.S. TREASURY SECURITIES AND AGENCY BONDS - 11.8% (Continued)
U.S. Treasury Note (continued)
3.25%, 6/30/27	$295,000	$288,466
3.13%, 8/31/27	260,600	253,444
4.13%, 9/30/27	806,100	811,768
4.13%, 10/31/27	908,300	914,686
3.88%, 11/30/27	192,200	191,937
3.88%, 12/31/27	313,600	313,330
3.50%, 1/31/28	325,200	320,322
4.00%, 2/29/28	678,100	680,881
1.25%, 3/31/28	44,000	39,492
3.63%, 3/31/28	475,000	470,213
3.50%, 4/30/28	205,000	201,917
3.63%, 5/31/28	218,000	215,880
4.00%, 6/30/28	308,600	310,336
4.13%, 7/31/28	688,200	695,942
4.38%, 8/31/28	1,081,200	1,105,358
4.63%, 9/30/28	1,303,000	1,346,213
4.88%, 10/31/28	650,000	679,148
1.50%, 11/30/28	195,000	174,571
4.38%, 11/30/28	536,000	549,023
2.38%, 3/31/29	53,000	49,261
2.63%, 7/31/29	125,000	117,192
4.00%, 10/31/29	318,000	319,876
3.88%, 11/30/29	171,000	170,886
3.88%, 12/31/29	196,300	196,208
3.50%, 4/30/30	112,000	109,616
3.75%, 5/31/30	129,000	128,033
3.75%, 6/30/30	254,000	252,065
4.00%, 7/31/30	101,200	101,896
4.13%, 8/31/30	366,800	371,929
3.88%, 8/15/33	48,000	48,038
4.50%, 11/15/33	496,000	521,808
TOTAL U.S. TREASURY SECURITIES AND AGENCY BONDS (Cost - $40,824,928)		39,775,338
CORPORATE BONDS AND NOTES - 8.9%
AEROSPACE & DEFENSE - 0.3%
Heico Corp.
5.25%, 8/1/28	449,000	458,830
5.35%, 8/1/33	466,000	478,635
		937,465
AUTO MANUFACTURERS - 0.0%†
Daimler Truck Finance North America LLC, 5.15%, 1/16/26 (a)	150,000	150,460
BANKS - 2.2%
Bank of America Corp.
1.73%, (SOFR + 0.96%), 7/22/27 (b)	435,000	398,696
3.42%, (3 Month US Libor + 1.30%), 12/20/28 (b)	11,000	10,357
	Shares/ Principal	Fair Value
BANKS - 2.2% (Continued)
5.82%, (SOFR + 1.57%), 9/15/29 (b)	$449,000	$463,786
2.30%, (SOFR + 1.22%), 7/21/32 (b)	45,000	36,791
BNP Paribas SA
2.82%, (3 Month US Libor + 1.37%), 11/19/25 (a),(b)	200,000	194,901
5.89%, (SOFR + 1.87%), 12/5/34 (a),(b)	320,000	334,921
BPCE SA, 6.71%, (SOFR + 2.27%), 10/19/29 (a),(b)	485,000	511,128
Commonwealth Bank of Australia, 5.07%, 9/14/28 (a)	500,000	511,697
Credit Agricole SA, 6.32%, (SOFR + 1.86%), 10/3/29 (a),(b)	548,000	574,823
Credit Suisse AG, 7.50%, 2/15/28	544,000	596,324
Danske Bank A/S
1.62%, (US 1 Year CMT T-Note + 1.35%), 9/11/26 (a),(b)	435,000	405,988
6.26%, (US 1 Year CMT T-Note + 1.18%), 9/22/26 (a),(b)	310,000	315,390
Deutsche Bank AG, 6.82%, (SOFR + 2.51%), 11/20/29 (b)	375,000	395,194
JPMorgan Chase & Co., 2.07%, (SOFR + 1.02%), 6/1/29 (b)	10,000	8,875
M&T Bank Corp.
4.55%, (SOFR + 1.78%), 8/16/28 (b)	130,000	125,071
7.41%, (SOFR + 2.80%), 10/30/29 (b)	425,000	457,595
Manufacturers & Traders Trust Co., 4.70%, 1/27/28	301,000	292,680
Morgan Stanley, 5.95%, (US 5 Year CMT T-Note + 2.43%), 1/19/38 (b)	272,000	275,594
Standard Chartered PLC, 0.99%, (US 1 Year CMT T-Note + 0.78%), 1/12/25 (a),(b)	260,000	259,620
UBS AG, 5.65%, 9/11/28	315,000	326,958
UBS Group AG, 6.30%, (US 1 Year CMT T-Note + 2.00%), 9/22/34 (a),(b)	200,000	212,279
Wells Fargo & Co.
3.00%, 2/19/25	150,000	146,690
6.30%, (SOFR + 1.79%), 10/23/29 (b)	330,000	348,110
4.90%, (SOFR + 2.10%), 7/25/33 (b)	368,000	359,002
		7,562,470
BIOTECHNOLOGY - 0.0%†
Gilead Sciences, Inc., 5.55%, 10/15/53	75,000	81,516
BUILDING MATERIALS - 0.0%†
Carrier Global Corp.
5.90%, 3/15/34 (a)	40,000	43,367
6.20%, 3/15/54 (a)	30,000	34,849
		78,216
COMMERCIAL SERVICES - 0.2%
Ashtead Capital, Inc.
5.50%, 8/11/32 (a)	200,000	197,924
5.95%, 10/15/33 (a)	200,000	204,146
ERAC USA Finance LLC, 5.40%, 5/1/53 (a)	138,000	145,457

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio

Portfolio of Investments (Continued)

December 31, 2023

	Shares/ Principal	Fair Value
COMMERCIAL SERVICES - 0.2% (Continued)
UL Solutions, Inc., 6.50%, 10/20/28 (a)	$115,000	$121,028
		668,555
DIVERSIFIED FINANCIAL SERVICES - 0.4%
American Express Co.
6.49%, (SOFR + 1.94%), 10/30/31 (b)	35,000	38,010
5.04%, (SOFR + 1.84%), 5/1/34 (b)	767,000	767,249
Capital One Financial Corp.
7.15%, (SOFR + 2.44%), 10/29/27 (b)	105,000	109,053
6.31%, (SOFR + 2.64%), 6/8/29 (b)	195,000	200,320
Nasdaq, Inc.
5.95%, 8/15/53	35,000	37,746
6.10%, 6/28/63	35,000	37,957
		1,190,335
ELECTRIC - 1.3%
Alabama Power Co., 1.45%, 9/15/30	30,000	24,254
Appalachian Power Co., 3.40%, 6/1/25	200,000	195,403
Arizona Public Service Co.
4.35%, 11/15/45	190,000	160,326
3.75%, 5/15/46	20,000	15,264
4.25%, 3/1/49	45,000	36,514
3.35%, 5/15/50	36,000	25,573
Dominion Energy South Carolina, Inc., 6.63%, 2/1/32	80,000	90,527
Dominion Energy, Inc.
3.38%, 4/1/30	5,000	4,610
4.35%, (US 5 Year CMT T-Note + 3.20%), 4/15/72 (b)	526,000	466,805
Duke Energy Corp., 2.65%, 9/1/26	70,000	66,466
Georgia Power Co.
4.70%, 5/15/32	918,000	915,706
4.75%, 9/1/40	65,000	60,431
Metropolitan Edison Co., 5.20%, 4/1/28 (a)	15,000	15,122
NextEra Energy Capital Holdings, Inc., 5.75%, 9/1/25	135,000	136,327
Pacific Gas and Electric Co.
4.55%, 7/1/30	321,125	305,797
4.50%, 7/1/40	874,175	741,106
Pennsylvania Electric Co., 5.15%, 3/30/26 (a)	10,000	9,987
SCE Recovery Funding LLC
0.86%, 11/15/31	92,356	78,685
1.94%, 5/15/38	50,000	37,639
2.51%, 11/15/43	30,000	20,700
Sempra, 4.13%, (US 5 Year CMT T-Note + 2.87%), 4/1/52 (b)	251,000	215,400
Southern California Edison Co.
3.70%, 8/1/25	45,000	44,090
4.00%, 4/1/47	50,000	40,922
5.88%, 12/1/53	190,000	205,254
Texas Electric Market Stabilization Funding N LLC, 4.27%, 8/1/34 (a)	348,089	336,544
		4,249,452
	Shares/ Principal	Fair Value
ENTERTAINMENT - 0.1%
Warnermedia Holdings, Inc., 4.05%, 3/15/29	$278,000	$263,877
FOOD - 0.1%
Sigma Alimentos SA de CV, 4.13%, 5/2/26 (a)	240,000	233,915
GAS - 0.1%
Boston Gas Co., 3.15%, 8/1/27 (a)	60,000	56,430
KeySpan Gas East Corp., 2.74%, 8/15/26 (a)	275,000	256,519
Southern Co. Gas Capital Corp., 5.75%, 9/15/33	145,000	152,625
		465,574
HEALTHCARE-PRODUCTS - 0.1%
Alcon Finance Corp., 5.38%, 12/6/32 (a)	400,000	413,430
HEALTHCARE-SERVICES - 0.4%
Children's Hospital/DC, 2.93%, 7/15/50	85,000	56,191
Dignity Health, 3.81%, 11/1/24	92,000	90,425
Humana, Inc.
5.88%, 3/1/33	183,000	195,411
5.95%, 3/15/34	228,000	244,504
5.50%, 3/15/53	163,000	169,376
Memorial Sloan-Kettering Cancer Center, 2.96%, 1/1/50	20,000	14,381
Providence St Joseph Health Obligated Group, 5.40%, 10/1/33	435,000	443,953
Toledo Hospital (The), 5.75%, 11/15/38	75,000	74,689
		1,288,930
INSURANCE - 0.4%
American International Group, Inc., 3.40%, 6/30/30	120,000	110,580
Athene Holding Ltd., 5.88%, 1/15/34	460,000	464,980
Corebridge Financial, Inc.
6.05%, 9/15/33 (a)	90,000	93,906
5.75%, 1/15/34	355,000	364,620
Corebridge Global Funding, 5.90%, 9/19/28 (a)	55,000	56,716
Principal Financial Group, Inc., 3.40%, 5/15/25	150,000	146,622
		1,237,424
LODGING - 0.2%
Genting New York LLC / GENNY Capital, Inc., 3.30%, 2/15/26 (a)	600,000	546,851
MACHINERY-DIVERSIFIED - 0.2%
John Deere Capital Corp., 5.15%, 9/8/33	782,000	824,484
MEDIA - 0.1%
Comcast Corp., 3.25%, 11/1/39	348,000	283,034
MINING - 0.3%
Glencore Funding LLC
6.38%, 10/6/30 (a)	709,000	762,112

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio

Portfolio of Investments (Continued)

December 31, 2023

	Shares/ Principal	Fair Value
MINING - 0.3% (Continued)
Glencore Funding LLC (continued)
5.70%, 5/8/33 (a)	$65,000	$67,575
6.50%, 10/6/33 (a)	149,000	162,804
		992,491
OIL & GAS - 0.2%
Occidental Petroleum Corp.
6.13%, 1/1/31	192,000	199,332
6.45%, 9/15/36	134,000	142,135
6.20%, 3/15/40	383,000	395,448
		736,915
PASSENGER AIRLINES - 0.0%†
United Airlines 2016-1 Class AA Pass-Through Trust, 3.10%, 7/7/28	68,340	62,256
United Airlines 2018-1 Class B Pass Through Trust, 4.60%, 3/1/26	18,809	17,504
		79,760
PHARMACEUTICALS - 0.2%
Bayer US Finance LLC, 6.25%, 1/21/29 (a)	200,000	204,627
Pfizer Investment Enterprises Pte Ltd., 5.11%, 5/19/43	386,000	385,827
		590,454
PIPELINES - 0.2%
Columbia Pipelines Operating Co. LLC
5.93%, 8/15/30 (a)	80,000	82,833
6.50%, 8/15/43 (a)	138,000	148,254
Enbridge, Inc., 6.70%, 11/15/53	73,000	85,233
Gray Oak Pipeline LLC
2.60%, 10/15/25 (a)	144,000	136,514
3.45%, 10/15/27 (a)	25,000	23,264
Targa Resources Corp., 6.15%, 3/1/29	160,000	167,517
		643,615
REAL ESTATE - 0.1%
Jones Lang LaSalle, Inc., 6.88%, 12/1/28	435,000	459,721
REITS - 1.0%
Extra Space Storage LP, 5.90%, 1/15/31	215,000	224,702
GLP Capital LP / GLP Financing II, Inc., 6.75%, 12/1/33	522,000	563,176
LXP Industrial Trust, 6.75%, 11/15/28	540,000	568,026
Realty Income Corp., 4.90%, 7/15/33	963,000	963,189
SBA Tower Trust
2.84%, 1/15/25 (a)	100,000	96,614
1.88%, 1/15/26 (a)	95,000	88,092
1.63%, 11/15/26 (a)	115,000	102,682
VICI Properties LP / VICI Note Co., Inc.
5.75%, 2/1/27 (a)	366,000	366,191
4.13%, 8/15/30 (a)	515,000	469,127
		3,441,799
	Shares/ Principal	Fair Value
SEMICONDUCTORS - 0.1%
Broadcom, Inc., 3.47%, 4/15/34 (a)	$493,000	$429,668
SOFTWARE - 0.1%
Microsoft Corp., 4.50%, 6/15/47 (a)	200,000	196,439
Oracle Corp., 3.65%, 3/25/41	286,000	228,235
		424,674
TELECOMMUNICATIONS - 0.2%
AT&T, Inc.
4.30%, 2/15/30	201,000	197,127
4.30%, 12/15/42	45,000	39,276
3.85%, 6/1/60	33,000	24,719
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC, 4.74%, 3/20/25 (a)	128,125	127,026
T-Mobile USA, Inc., 6.00%, 6/15/54	57,000	62,767
Verizon Communications, Inc.
2.88%, 11/20/50	70,000	47,707
2.99%, 10/30/56	110,000	73,057
3.00%, 11/20/60	71,000	46,549
		618,228
TRUCKING & LEASING - 0.4%
DAE Funding LLC, 1.55%, 8/1/24 (a)	500,000	486,672
Penske Truck Leasing Co. LP / PTL Finance Corp.
3.95%, 3/10/25 (a)	345,000	338,690
5.70%, 2/1/28 (a)	340,000	347,613
5.55%, 5/1/28 (a)	215,000	218,484
		1,391,459
TOTAL CORPORATE BONDS AND NOTES (Cost - $29,634,281)		30,284,772
AGENCY MORTGAGE BACKED SECURITIES - 8.6%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 2.6%
Freddie Mac Gold Pool
3.00%, 9/1/28	1,931	1,813
2.50%, 10/1/28	3,836	3,644
2.50%, 12/1/31	25,758	24,234
3.50%, 11/1/34	26,958	26,292
3.00%, 2/1/43	17,470	16,451
3.50%, 10/1/43	8,465	7,964
4.00%, 8/1/44	5,204	5,038
3.00%, 11/1/46	502,370	444,572
3.00%, 12/1/46	130,332	115,338
Freddie Mac Pool
2.00%, 5/1/36	97,578	88,132
2.00%, 5/1/36	18,973	17,082
2.00%, 7/1/36	63,143	56,976
4.50%, 1/1/38	161,627	160,702
4.50%, 5/1/38	33,774	33,561
2.50%, 7/1/41	211,386	190,457
2.00%, 11/1/41	250,935	215,145

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio

Portfolio of Investments (Continued)

December 31, 2023

	Shares/ Principal	Fair Value
FEDERAL HOME LOAN MORTGAGE CORPORATION - 2.6% (Continued)
Freddie Mac Pool (continued)
2.50%, 2/1/42	$485,191	$419,967
2.50%, 1/1/51	249,405	214,870
2.00%, 2/1/51	135,258	110,939
2.00%, 3/1/51	571,156	468,442
2.00%, 5/1/51	126,299	104,425
2.00%, 5/1/51	2,231,732	1,829,906
2.50%, 7/1/51	696,331	599,725
3.00%, 10/1/51	514,480	459,270
2.00%, 4/1/52	1,276,428	1,056,103
4.50%, 7/1/52	81,318	78,907
4.50%, 8/1/52	461,481	447,265
4.50%, 8/1/52	86,217	83,688
5.00%, 8/1/52	224,012	222,283
4.50%, 9/1/52	20,356	19,741
5.00%, 10/1/52	880,294	871,591
5.00%, 1/1/53	223,912	221,841
5.00%, 1/1/53	117,158	116,038
5.50%, 2/1/53	34,486	34,649
5.00%, 4/1/53	109,653	108,569
		8,875,620
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 4.0%
Fannie Mae Pool
2.50%, 4/1/28	5,356	5,296
3.00%, 10/1/28	3,249	3,126
2.50%, 2/1/30	10,814	10,265
2.50%, 6/1/30	34,794	33,028
2.50%, 10/1/31	65,590	62,457
2.50%, 12/1/31	16,929	16,120
2.00%, 4/1/36	35,218	31,821
2.00%, 6/1/36	14,121	12,743
2.00%, 9/1/36	36,275	32,733
2.00%, 9/1/36	13,731	12,423
2.00%, 3/1/37	27,716	25,073
3.50%, 6/1/37	114,674	110,248
4.00%, 1/1/38	378,678	374,338
4.50%, 1/1/38	169,160	168,197
4.50%, 4/1/38	356,437	355,499
2.50%, 2/1/41	64,244	57,886
2.00%, 4/1/41	141,512	121,326
2.00%, 5/1/41	157,686	135,193
2.00%, 7/1/41	298,512	255,939
2.00%, 10/1/41	127,712	109,498
1.50%, 11/1/41	321,371	266,702
3.00%, 7/1/43	26,633	24,516
5.00%, 8/1/43	120,501	120,152
4.00%, 11/1/43	9,242	9,372
4.00%, 1/1/46	136,125	131,304
4.00%, 2/1/46	147,127	141,906
	Shares/ Principal	Fair Value
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 4.0% (Continued)
Fannie Mae Pool (continued)
4.00%, 3/1/46	$14,988	$14,541
3.00%, 10/1/46	680,145	615,919
4.50%, 7/1/48	28,072	27,778
4.50%, 11/1/48	12,012	11,868
4.00%, 1/1/49	19,110	18,510
4.00%, 8/1/49	8,292	8,039
3.50%, 4/1/50	548,867	507,726
3.00%, 7/1/50	270,774	242,808
4.50%, 10/1/50	9,072	8,955
2.00%, 11/1/50	303,023	248,735
2.00%, 12/1/50	320,697	264,835
2.00%, 2/1/51	73,248	60,560
2.00%, 4/1/51	175,347	144,974
2.50%, 5/1/51	1,070,741	921,457
3.50%, 7/1/51	902,512	838,855
2.50%, 8/1/51	945,114	818,073
4.00%, 8/1/51	18,968	18,437
2.00%, 9/1/51	203,947	169,765
3.00%, 10/1/51	585,744	524,554
2.50%, 11/1/51	643,348	565,034
2.50%, 12/1/51	346,031	297,141
2.50%, 1/1/52	372,251	320,350
4.50%, 7/1/52	460,378	446,682
4.00%, 8/1/52	222,438	210,431
4.50%, 8/1/52	24,376	23,625
4.50%, 8/1/52	38,519	37,332
5.00%, 8/1/52	42,381	42,010
4.00%, 9/1/52	357,870	340,000
4.50%, 9/1/52	573,946	556,605
4.50%, 9/1/52	134,481	131,000
4.50%, 9/1/52	12,990	12,710
5.00%, 9/1/52	42,704	42,335
5.00%, 9/1/52	20,731	20,608
4.00%, 10/1/52	222,976	211,749
5.00%, 10/1/52	42,366	41,992
5.50%, 10/1/52	439,423	443,075
4.50%, 11/1/52	29,271	28,677
5.50%, 1/1/53	210,799	211,768
5.00%, 5/1/53	261,438	258,896
5.50%, 8/1/53	55,170	55,443
4.50%, 1/1/54 (c)	397,000	384,842
5.50%, 1/1/54 (c)	215,000	216,016
Freddie Mac Pool
5.00%, 11/1/43	72,608	73,034
4.00%, 4/1/47	9,449	9,205
4.00%, 11/1/48	167,267	161,557
4.50%, 11/1/48	9,334	9,171
4.00%, 5/1/49	26,160	25,412
4.00%, 7/1/49	30,566	29,552

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio

Portfolio of Investments (Continued)

December 31, 2023

	Shares/ Principal	Fair Value
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 4.0% (Continued)
Freddie Mac Pool (continued)
4.50%, 8/1/49	$19,808	$19,559
4.50%, 10/1/52	133,443	129,328
5.50%, 3/1/53	55,589	55,921
5.50%, 9/1/53	55,391	56,058
5.50%, 9/1/53	55,694	56,031
5.50%, 9/1/53	55,197	55,759
		13,672,458
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 2.0%
Ginnie Mae II Pool
3.00%, 12/20/42	13,369	12,399
3.50%, 7/20/43	14,210	13,539
4.00%, 12/20/44	4,609	4,517
4.00%, 8/20/48	11,896	11,551
4.00%, 9/20/48	26,725	25,949
4.00%, 10/20/48	11,568	11,178
3.00%, 11/20/49	153,072	139,906
2.00%, 12/20/50	745,664	633,421
2.00%, 1/20/51	193,842	164,317
2.00%, 2/20/51	170,725	144,819
2.50%, 3/20/51	190,806	167,228
3.00%, 7/20/51	648,402	587,744
2.50%, 8/1/51	734,360	643,232
2.50%, 10/20/51	435,395	380,986
3.50%, 1/20/52	959,098	892,058
3.00%, 3/20/52	502,229	454,399
3.50%, 3/20/52	401,065	373,212
4.00%, 4/20/52	165,135	157,643
4.00%, 5/20/52	471,694	450,433
3.50%, 7/20/52	320,911	298,512
4.00%, 8/20/52	442,045	422,178
4.50%, 8/20/52	331,624	322,748
2.50%, 12/20/52	353,038	308,689
		6,620,658
TOTAL AGENCY MORTGAGE BACKED SECURITIES (Cost - $30,166,310)		29,168,736
ASSET BACKED AND COMMERCIAL BACKED SECURITIES - 2.8%
Affirm Asset Securitization Trust 2020-Z1, 1.07%, 8/15/25 (a)	14,983	14,773
Angel Oak Mortgage Trust 2019-6, 2.62%, 11/25/59 (a),(d)	11,532	10,881
Banc of America Commercial Mortgage Trust 2015-UBS7, 3.71%, 9/15/48	155,000	149,123
Castlelake Aircraft Structured Trust 2019-1A, 3.97%, 4/15/39 (a)	143,690	125,076
CF Hippolyta Issuer LLC
1.53%, 3/15/61 (a)	311,008	278,207
5.97%, 8/15/62 (a)	97,713	95,833
	Shares/ Principal	Fair Value
ASSET BACKED AND COMMERCIAL BACKED SECURITIES - 2.8% (Continued)
CFMT 2021-AL1 LLC, 1.39%, 9/22/31 (a)	$213,584	$203,561
Citigroup Commercial Mortgage Trust 2019-SMRT, 4.15%, 1/10/36 (a)	100,000	99,830
Connecticut Avenue Security Trust, 6.89%, (SOFR + 1.55%), 10/25/41 (a),(b)	70,000	69,957
Credit Suisse First Boston Mortgage Securities Corp., 4.50%, 7/25/20	4,565	3,760
Enterprise Fleet Financing 2023-3 LLC, 6.40%, 3/20/30 (a)	365,000	372,639
Fannie Mae REMICS
3.00%, 4/25/43	205,821	188,124
3.50%, 6/25/44	48,089	46,666
3.00%, 1/25/45	179,715	163,609
3.00%, 1/25/45	124,405	110,917
3.00%, 12/25/45	209,274	193,068
1.50%, 10/25/49	210,173	164,437
3.00%, 12/25/54	312,749	298,361
Fannie Mae-Aces, 5.84%, (SOFR + 0.51%), 10/25/24 (b)	11,090	11,007
Flagstar Mortgage Trust 2018-3INV, 4.00%, 5/25/48 (a),(d)	68,653	62,653
Flagstar Mortgage Trust 2021-9INV, 2.00%, 9/25/41 (a),(d)	146,044	123,226
Ford Credit Auto Owner Trust 2021-REV1, 1.61%, 10/17/33 (a)	100,000	92,296
Freddie Mac Multifamily Structured Pass Through Certificates
2.40%, 3/25/32	280,000	241,826
4.43%, 2/25/33 (d)	260,000	259,962
Freddie Mac REMICS
4.00%, 9/15/41	192,900	186,410
1.75%, 9/15/42	215,958	200,557
1.50%, 10/15/42	18,994	16,833
3.00%, 6/15/45	231,800	216,772
3.00%, 7/15/47	163,157	150,745
4.00%, 7/15/48	145,376	135,953
Freddie Mac STACR REMIC Trust, 8.14%, (SOFR + 2.80%), 10/25/50 (a),(b)	68,523	69,417
Government National Mortgage Association
2.50%, 10/20/49	435,863	380,692
6.04%, (1 Month US Libor + 0.71%), 5/20/65 (b)	36,390	36,220
6.06%, (1 Month US Libor + 0.73%), 8/20/65 (b)	44,796	44,700
6.14%, (1 Month US Libor + 0.81%), 10/20/65 (b)	54	53
6.44%, (1 Month US Libor + 1.11%), 12/20/65 (b)	39,278	39,401
GSR Mortgage Loan Trust 2005-AR6, 4.84%, 9/25/35 (d)	3,261	3,116
Home Partners of America Trust 2021-2, 2.30%, 12/17/26 (a)	327,161	295,594

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio

Portfolio of Investments (Continued)

December 31, 2023

	Shares/ Principal	Fair Value
ASSET BACKED AND COMMERCIAL BACKED SECURITIES - 2.8% (Continued)
Horizon Aircraft Finance III Ltd., 2019-2, 3.43%, 11/15/39 (a)	$213,572	$169,061
Kubota Credit Owner Trust 2023-2, 5.28%, 1/18/28 (a)	240,000	242,780
Life 2021-BMR Mortgage Trust, 6.18%, (1 Month US Libor + 0.81%), 3/15/38 (a),(b)	98,297	96,142
Metlife Securitization Trust, 3.00%, 4/25/55 (a),(d)	40,931	38,142
Mill City Mortgage Loan Trust 2017-3, 2.75%, 1/25/61 (a),(d)	16,410	15,999
Navient Private Education Refi Loan Trust 2023-A, 5.51%, 10/15/71 (a)	300,860	302,488
New Economy Assets Phase 1 Sponsor LLC, 1.91%, 10/20/61 (a)	375,000	327,147
New Economy Assets Phase 1 Sponsor, LLC, 2.41%, 10/20/61 (a)	120,000	96,800
New Residential Mortgage Loan Trust 2019-RPL3, 2.75%, 7/25/59 (a),(d)	42,022	39,377
Retained Vantage Data Centers Issuer LLC, 5.00%, 9/15/48 (a)	561,000	523,262
SCF Equipment Leasing 2021-1 LLC, 0.83%, 8/21/28 (a)	108,928	107,376
Seasoned Credit Risk Transfer Trust Series 2019-3, 3.50%, 10/25/58	88,647	82,187
Seasoned Credit Risk Transfer Trust Series 2021-1, 2.50%, 9/25/60	539,522	491,310
SFAVE Commercial Mortgage Securities Trust 2015-5AVE, 4.14%, 1/5/43 (a),(d)	100,000	71,535
SFS Auto Receivables Securitization Trust 2023-1, 5.89%, 3/22/27 (a)	117,393	117,536
Stack Infrastructure Issuer LLC, 5.90%, 7/25/48 (a)	525,000	517,630
Structured Adjustable Rate Mortgage Loan Trust
6.48%, 2/25/34 (d)	1,966	1,838
5.81%, 9/25/34 (d)	1,821	1,744
Texas Natural Gas Securitization Finance Corp.
5.10%, 4/1/35	190,000	193,636
5.17%, 4/1/41	145,000	149,841
Towd Point Mortgage Trust 2017-4, 2.75%, 6/25/57 (a),(d)	42,218	40,233
Towd Point Mortgage Trust 2018-1, 3.00%, 1/25/58 (a),(d)	14,634	14,187
Wells Fargo Commercial Mortgage Trust 2015-NXS1, 3.15%, 5/15/48	250,000	240,374
Wheels Fleet Lease Funding 1 LLC, 6.46%, 8/18/38 (a)	250,000	253,049
TOTAL ASSET BACKED AND COMMERCIAL BACKED SECURITIES (Cost - $9,725,059)		9,289,929
	Shares/ Principal	Fair Value
MUNICIPAL BONDS - 0.6%
Golden State Tobacco Securitization Corp., 3.00%, 6/1/46	$40,000	$36,402
Illinois Municipal Electric Agency, 6.83%, 2/1/35	195,000	208,470
Kansas Development Finance Authority, 5.37%, 5/1/26	60,000	60,258
Metropolitan Transportation Authority
6.20%, 11/15/26	5,000	5,102
6.81%, 11/15/40	180,000	199,435
5.18%, 11/15/49	65,000	63,373
Philadelphia Authority for Industrial Development, 6.55%, 10/15/28	270,000	287,660
State of Illinois, 5.10%, 6/1/33	1,225,000	1,212,064
University of California, 1.61%, 5/15/30	20,000	16,907
TOTAL MUNICIPAL BONDS (Cost - $2,296,325)		2,089,671
EXCHANGE TRADED FUNDS - 0.3%
EQUITY FUNDS - 0.3%
SPDR S&P 500 ETF TRUST (Cost - $794,034)	1,741	827,515
SHORT-TERM INVESTMENTS - 4.6%
MONEY MARKET FUNDS - 4.6%
Dreyfus Government Cash Management, 5.25% (e)	11,816,064	11,816,064
Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 5.25% (e)	3,901,839	3,901,839
TOTAL SHORT-TERM INVESTMENTS (Cost - $15,717,903)		15,717,903
TOTAL INVESTMENTS - 100.1% (Cost - $260,449,136)		$338,864,770
OTHER ASSETS LESS LIABILITIES - NET (0.1)%		(227,537)
TOTAL NET ASSETS - 100.0%		$338,637,233

*  Non-income producing security.

^  Affiliated security

†  Represents less than 0.05%.

††  A portion of this investment, valued at $134,737, is held as collateral for derivative investments.

(a)  144A - Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers. As of December 31, 2023, these securities amounted to $15,979,366 or 4.7% of net assets.

(b)  Variable rate or fixed to variable rate security. The rate shown is the rate in effect at period end.

(c)  When-issued, or delayed delivery. All or a portion may be subject to dollar-roll transactions.

(d)  Adjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions. The coupon rate shown represents the rate at period end.

(e)  The rate shown is the annualized seven-day yield at period end.

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio

Portfolio of Investments (Continued)

December 31, 2023

ADR - American Depositary Receipt

CMT - Treasury Constant Maturity Rate

Libor - London Interbank Offer Rate

PLC - Public Limited Company

REMIC - Real Estate Mortgage Investment Conduit

SOFR - Secured Overnight Financing Rate

FUTURES CONTRACTS
LONG FUTURES CONTRACTS	Counterparty	Number of Contracts	Expiration Date	Notional Value	Fair Value/ Unrealized Appreciation (Depreciation)
U.S. 5 Year Note Future	JP Morgan Chase Bank	20	3/28/2024	$2,175,469	$54,008
AFFILIATED ISSUER TRANSACTIONS

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities, or a company that is under common ownership or control. Fiscal year to date transactions with companies which are or were affiliates are as follows:

	Value at 12/31/22	Purchases Cost	Sales Proceeds	Net Realized Gain/(Loss)	Net Change in Unrealized Appreciation (Depreciation)	Dividend Income	Capital Gain Distributions	Number of Shares at 12/31/23	Value at 12/31/23
KKR & Co., Inc	$-	$634,854	$(44,549)	$9,801	$225,494	$1,708	$-	9,965	$825,600

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Assets and Liabilities

December 31, 2023

Assets:	Global Atlantic American Funds® Managed Risk Portfolio	Global Atlantic Balanced Managed Risk Portfolio	Global Atlantic BlackRock Selects Managed Risk Portfolio	Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
Investments in securities, at cost	$149,461,968	$70,204,263	$143,128,137	$126,971,725
Investments in securities, at fair value	$165,102,832	$85,551,241	$166,804,310	$205,700,213
Cash	175	-	50	179
Deposit with broker for futures contracts	45,224	31,320	25,142	56,337
Segregated cash for swap contracts	-	-	-	40,383
Unrealized appreciation on forward foreign currency contracts	-	-	-	16,604
Unrealized appreciation on futures contracts, net	-	-	-	24,878
Unrealized appreciation on swap contracts, net	-	-	-	23,020
Receivable for securities sold	-	-	-	4
Interest and dividends receivable	33,792	19,221	37,880	594,652
Prepaid expenses	7,733	4,023	7,849	9,566
Total Assets	165,189,756	85,605,805	166,875,231	206,465,836
Liabilities:
Payable to broker for swap contracts	-	-	-	8,242
Premiums received on open swap contracts, net	-	-	-	22,042
Unrealized depreciation on forward foreign currency contracts	-	-	-	3,143
Due to custodian	-	125	-	-
Due to foreign custodian (cost $-, $-, $- and $48, respectively)	-	-	-	172
Payable for securities purchased	-	-	-	4,698,540
Payable for portfolio shares redeemed	152,219	35,002	49,577	93,207
Accrued distribution (12b-1) fees	34,556	17,945	34,983	42,398
Accrued investment advisory fees	69,952	42,848	76,962	142,527
Administrative service fees payable	8,224	4,339	8,362	10,179
Regulatory and compliance fees payable	643	333	655	796
Accrued expenses and other liabilities	18,700	11,117	18,995	37,118
Total Liabilities	284,294	111,709	189,534	5,058,364
Net Assets	$164,905,462	$85,494,096	$166,685,697	$201,407,472
Composition of Net Assets:
Paid-in capital	$155,233,511	$75,684,448	$152,207,772	$110,709,391
Total distributable earnings	9,671,951	9,809,648	14,477,925	90,698,081
Net Assets	$164,905,462	$85,494,096	$166,685,697	$201,407,472
Class II Shares:
Net Assets	$164,905,462	$85,494,096	$166,685,697	$201,407,472
Total shares outstanding at end of period ($0 par value, unlimited shares authorized)	15,787,480	7,336,135	15,325,963	14,224,550
Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$10.45	$11.65	$10.88	$14.16

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Assets and Liabilities (Continued)

December 31, 2023

Assets:	Global Atlantic Growth Managed Risk Portfolio	Global Atlantic Moderate Growth Managed Risk Portfolio	Global Atlantic Select Advisor Managed Risk Portfolio	Global Atlantic Wellington Research Managed Risk Portfolio
Investments in securities, at cost	$205,760,650	$73,878,971	$64,315,745	$259,849,030
Investments in affiliates securities, at cost	-	-	-	600,106
Investments in securities, at fair value	$304,181,518	$98,732,469	$76,051,489	$338,039,170
Investments in affiliates securities, at fair value	-	-	-	825,600
Cash	-	-	15	-
Deposit with broker for futures contracts	34,339	28,146	32,559	-
Unrealized appreciation on futures contracts, net	-	-	-	54,008
Receivable for securities sold	-	-	-	1,254,601
Interest and dividends receivable	72,891	23,374	15,167	1,122,946
Prepaid expenses	14,254	4,629	3,561	15,931
Total Assets	304,303,002	98,788,618	76,102,791	341,312,256
Liabilities:
Payable to broker for futures contracts	-	-	-	27,446
Payable for securities purchased	-	-	-	1,909,881
Payable for portfolio shares redeemed	68,020	23,871	31,957	353,274
Accrued distribution (12b-1) fees	63,787	20,702	15,927	71,088
Accrued investment advisory fees	138,269	48,433	19,706	238,135
Administrative service fees payable	15,239	4,897	3,791	16,884
Regulatory and compliance fees payable	1,186	385	298	1,333
Accrued expenses and other liabilities	37,113	11,331	9,348	56,982
Total Liabilities	323,614	109,619	81,027	2,675,023
Net Assets	$303,979,388	$98,678,999	$76,021,764	$338,637,233
Composition of Net Assets:
Paid-in capital	$198,546,966	$72,615,584	$64,682,594	$249,773,827
Total distributable earnings	105,432,422	26,063,415	11,339,171	88,863,406
Net Assets	$303,979,388	$98,678,999	$76,021,765	$338,637,233
Class II Shares:
Net Assets	$303,979,388	$98,678,999	$76,021,764	$338,637,233
Total shares outstanding at end of period ($0 par value, unlimited shares authorized)	23,361,757	8,147,068	6,832,437	25,085,317
Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$13.01	$12.11	$11.13	$13.50

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Operations

For the Year Ended December 31, 2023

	Global Atlantic American Funds® Managed Risk Portfolio	Global Atlantic Balanced Managed Risk Portfolio	Global Atlantic BlackRock Selects Managed Risk Portfolio	Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
Investment Income:
Dividend income	$3,791,261	$2,203,239	$3,989,645	$2,660,142
Interest income **	351,194	195,965	360,626	2,752,443
Total Investment Income	4,142,455	2,399,204	4,350,271	5,412,585
Expenses:
Investment advisory fee	1,508,174	480,303	934,608	1,751,942
Distribution fees (12b-1) - Class II Shares	418,937	218,319	424,822	515,277
Administrative service fees	55,131	28,731	55,905	67,809
Legal fees	46,558	24,251	47,242	57,288
Trustees fees	19,970	10,418	20,325	24,764
Custody fees	3,151	4,144	3,915	20,765
Regulatory and compliance fees	7,906	4,119	8,020	9,724
Miscellaneous expenses	64,362	33,515	65,465	87,210
Total Expenses	2,124,189	803,800	1,560,302	2,534,779
Expenses waived	(671,206)	(385)	-	(82,060)
Net Expenses	1,452,983	803,415	1,560,302	2,452,719
Net Investment Income	2,689,472	1,595,789	2,789,969	2,959,866
Net Realized and Change in Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(1,335,547)	(1,444,408)	3,989,454	14,000,661
Futures contracts	(3,126,021)	(1,221,692)	(3,467,596)	(3,741,410)
Swap contracts	-	-	-	(89,506)
Swaptions	-	-	-	41,640
Forward foreign currency contracts	-	-	-	(61,166)
Foreign currency translations	-	22	-	(48,852)
Capital gain distributions from underlying funds	2,882,747	-	-	-
	(1,578,821)	(2,666,078)	521,858	10,101,367
Net change in unrealized appreciation/(depreciation) on:
Investments	20,398,586	10,421,809	15,661,592	2,742,682
Futures contracts	(857,565)	(489,218)	(807,708)	(729,528)
Swap contracts	-	-	-	98,207
Forward foreign currency contracts	-	-	-	32,330
Foreign currency translations	-	(23)	-	(10,893)
	19,541,021	9,932,568	14,853,884	2,132,798
Net Realized and Change in Unrealized Gain	17,962,200	7,266,490	15,375,742	12,234,165
Net Increase in Net Assets Resulting from Operations	$20,651,672	$8,862,279	$18,165,711	$15,194,031
** Foreign taxes withheld	$-	$-	$-	$31

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Operations (Continued)

For the Year Ended December 31, 2023

	Global Atlantic Growth Managed Risk Portfolio	Global Atlantic Moderate Growth Managed Risk Portfolio	Global Atlantic Select Advisor Managed Risk Portfolio	Global Atlantic Wellington Research Managed Risk Portfolio
Investment Income:
Dividend income *	$5,975,480	$2,264,063	$1,486,018	$2,485,228
Dividend income affiliated securities	-	-	-	1,708
Interest income	677,334	221,324	172,489	5,260,310
Total Investment Income	6,652,814	2,485,387	1,658,507	7,747,246
Expenses:
Investment advisory fee	1,681,865	554,287	685,844	2,913,700
Distribution fees (12b-1) - Class II Shares	764,484	251,949	190,512	856,971
Administrative service fees	100,605	33,155	25,071	112,776
Legal fees	84,908	27,987	21,178	95,353
Trustees fees	36,320	12,066	9,061	40,906
Custody fees	7,617	3,830	2,489	38,928
Regulatory and compliance fees	14,421	4,752	3,597	16,187
Miscellaneous expenses	117,505	38,642	29,414	146,435
Total Expenses	2,807,725	926,668	967,166	4,221,256
Expenses waived	(116,741)	-	(479,455)	(142,076)
Net Expenses	2,690,984	926,668	487,711	4,079,180
Net Investment Income	3,961,830	1,558,719	1,170,796	3,668,066
Net Realized and Change in Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	18,144,557	3,412,075	(371,552)	20,527,974
Investments in affiliated securities	-	-	-	9,801
Futures contracts	(10,238,408)	(1,893,006)	(2,057,393)	(5,689,581)
Capital gain distributions from underlying funds	-	-	2,732,168	-
	7,906,149	1,519,069	303,223	14,848,194
Net change in unrealized appreciation/(depreciation) on:
Investments	30,104,813	9,606,996	8,154,248	29,111,815
Investments in affiliated securities	-	-	-	225,494
Futures contracts	(2,289,105)	(557,140)	(472,068)	(2,301,510)
	27,815,708	9,049,856	7,682,180	27,035,799
Net Realized and Change in Unrealized Gain	35,721,857	10,568,925	7,985,403	41,883,993
Net Increase in Net Assets Resulting from Operations	$39,683,687	$12,127,644	$9,156,199	$45,552,059
* Foreign taxes withheld	$-	$-	$-	$12,088

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Changes in Net Assets

	Global Atlantic American Funds® Managed Risk Portfolio		Global Atlantic Balanced Managed Risk Portfolio
	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
Increase/(Decrease) in Net Assets:
From Operations:
Net investment income	$2,689,472	$5,500,713	$1,595,789	$1,253,991
Net realized gain (loss)	(1,578,821)	15,956,421	(2,666,078)	(4,013,415)
Net change in unrealized appreciation (depreciation)	19,541,021	(57,473,679)	9,932,568	(14,633,602)
Net increase (decrease) in net assets resulting from operations	20,651,672	(36,016,545)	8,862,279	(17,393,026)
From Distributions to Shareholders:
Total distributions paid	(23,002,928)	(12,098,249)	(1,253,987)	(8,646,423)
From Shares of Beneficial Interest:
Proceeds from shares sold	806,381	338,549	1,754,541	1,041,348
Reinvestment of distributions	23,002,928	12,098,249	1,253,987	8,646,423
Cost of shares redeemed	(29,230,971)	(24,174,943)	(14,621,819)	(13,525,365)
Net decrease in net assets from share transactions of beneficial interest	(5,421,662)	(11,738,145)	(11,613,291)	(3,837,594)
Total decrease in net assets	(7,772,918)	(59,852,939)	(4,004,999)	(29,877,043)
Net Assets:
Beginning of year	172,678,380	232,531,319	89,499,095	119,376,138
End of year	$164,905,462	$172,678,380	$85,494,096	$89,499,095
Share Activity:
Class II
Shares sold	70,791	26,063	157,787	82,642
Shares reinvested	2,460,206	1,130,678	118,974	816,470
Shares redeemed	(2,661,303)	(2,007,223)	(1,320,255)	(1,122,351)
Net decrease in shares of beneficial interest outstanding	(130,306)	(850,482)	(1,043,494)	(223,239)

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Changes in Net Assets (Continued)

	Global Atlantic BlackRock Selects Managed Risk Portfolio		Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
Increase/(Decrease) in Net Assets:
From Operations:
Net investment income	$2,789,969	$1,444,844	$2,959,866	$2,277,705
Net realized gain (loss)	521,858	(8,412,211)	10,101,367	9,554,377
Net change in unrealized appreciation (depreciation)	14,853,884	(28,298,115)	2,132,798	(46,443,458)
Net increase (decrease) in net assets resulting from operations	18,165,711	(35,265,482)	15,194,031	(34,611,376)
From Distributions to Shareholders:
Total distributions paid	(1,444,840)	(11,495,510)	(12,906,543)	(5,603,502)
From Shares of Beneficial Interest:
Proceeds from shares sold	255,879	1,020,002	828,436	1,268,275
Reinvestment of distributions	1,444,840	11,495,510	12,906,543	5,603,502
Cost of shares redeemed	(28,714,801)	(24,319,136)	(31,446,761)	(34,422,606)
Net decrease in net assets from share transactions of beneficial interest	(27,014,082)	(11,803,624)	(17,711,782)	(27,550,829)
Total decrease in net assets	(10,293,211)	(58,564,616)	(15,424,294)	(67,765,707)
Net Assets:
Beginning of year	176,978,908	235,543,524	216,831,766	284,597,473
End of year	$166,685,697	$176,978,908	$201,407,472	$216,831,766
Share Activity:
Class II
Shares sold	25,109	93,230	58,119	88,453
Shares reinvested	146,834	1,169,431	1,005,966	406,935
Shares redeemed	(2,795,587)	(2,222,724)	(2,206,422)	(2,359,563)
Net decrease in shares of beneficial interest outstanding	(2,623,644)	(960,063)	(1,142,337)	(1,864,175)

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Changes in Net Assets (Continued)

	Global Atlantic Growth Managed Risk Portfolio		Global Atlantic Moderate Growth Managed Risk Portfolio
	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
Increase/(Decrease) in Net Assets:
From Operations:
Net investment income	$3,961,830	$3,553,438	$1,558,719	$1,298,427
Net realized gain	7,906,149	9,337,803	1,519,069	919,030
Net change in unrealized appreciation (depreciation)	27,815,708	(71,241,890)	9,049,856	(23,031,409)
Net increase (decrease) in net assets resulting from operations	39,683,687	(58,350,649)	12,127,644	(20,813,952)
From Distributions to Shareholders:
Total distributions paid	(17,148,808)	(11,060,740)	(3,318,334)	(9,806,139)
From Shares of Beneficial Interest:
Proceeds from shares sold	508,471	439,922	172,609	414,629
Reinvestment of distributions	17,148,808	11,060,740	3,318,334	9,806,139
Cost of shares redeemed	(49,089,665)	(43,472,331)	(17,707,219)	(16,696,820)
Net decrease in net assets from share transactions of beneficial interest	(31,432,386)	(31,971,669)	(14,216,276)	(6,476,052)
Total decrease in net assets	(8,897,507)	(101,383,058)	(5,406,966)	(37,096,143)
Net Assets:
Beginning of year	312,876,895	414,259,953	104,085,965	141,182,108
End of year	$303,979,388	$312,876,895	$98,678,999	$104,085,965
Share Activity:
Class II
Shares sold	42,495	36,630	14,953	32,895
Shares reinvested	1,479,621	911,099	305,837	885,031
Shares redeemed	(3,856,202)	(3,298,869)	(1,519,252)	(1,301,242)
Net decrease in shares of beneficial interest outstanding	(2,334,086)	(2,351,140)	(1,198,462)	(383,316)

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Changes in Net Assets (Continued)

	Global Atlantic Select Advisor Managed Risk Portfolio		Global Atlantic Wellington Research Managed Risk Portfolio
	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
Increase/(Decrease) in Net Assets:
From Operations:
Net investment income	$1,170,796	$1,543,183	$3,668,066	$2,188,314
Net realized gain (loss)	303,223	4,497,564	14,848,194	(6,736,855)
Net change in unrealized appreciation (depreciation)	7,682,180	(22,381,060)	27,035,799	(76,087,541)
Net increase (decrease) in net assets resulting from operations	9,156,199	(16,340,313)	45,552,059	(80,636,082)
From Distributions to Shareholders:
Total distributions paid	(6,929,505)	(8,047,361)	(2,239,646)	(45,730,140)
From Shares of Beneficial Interest:
Proceeds from shares sold	191,581	427,856	-	15,470
Reinvestment of distributions	6,929,505	8,047,361	2,239,646	45,730,140
Cost of shares redeemed	(12,247,238)	(10,697,955)	(61,406,238)	(50,361,761)
Net decrease in net assets from share transactions of beneficial interest	(5,126,152)	(2,222,738)	(59,166,592)	(4,616,151)
Total decrease in net assets	(2,899,458)	(26,610,412)	(15,854,179)	(130,982,373)
Net Assets:
Beginning of year	78,921,223	105,531,635	354,491,412	485,473,785
End of year	$76,021,765	$78,921,223	$338,637,233	$354,491,412
Share Activity:
Class II
Shares sold	16,815	32,763	-	1,086
Shares reinvested	695,036	738,968	185,555	3,868,878
Shares redeemed	(1,087,223)	(851,923)	(4,886,224)	(3,587,999)
Net increase (decrease) in shares of beneficial interest outstanding	(375,372)	(80,192)	(4,700,669)	281,965

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic American Funds® Managed Risk Portfolio

Selected data for a Class II share outstanding throughout each year

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Net asset value, beginning of year	$10.85	$13.87	$12.62	$12.04	$10.93
Income from investment operations:
Net investment income (a,b)	0.18	0.34	0.21	0.14	0.17
Net realized and unrealized gain (loss) (c)	1.06	(2.56)	1.19	1.06	1.62
Total income (loss) from investment operations	1.24	(2.22)	1.40	1.20	1.79
Less distributions from:
Net investment income	(0.39)	(0.24)	(0.15)	(0.18)	(0.21)
Net realized gains	(1.25)	(0.56)	-	(0.44)	(0.47)
Total distributions from net investment income and net realized gains	(1.64)	(0.80)	(0.15)	(0.62)	(0.68)
Net asset value, end of year	$10.45	$10.85	$13.87	$12.62	$12.04
Total return (d)	13.27%	(15.94)%	11.12%	10.49%	16.72%
Ratios and Supplemental Data:
Net assets, end of year (in 000's)	$164,905	$172,678	$232,531	$231,753	$230,916
Ratio of net expenses to average net assets (e)	0.87%	0.86%	0.85%	0.86%	0.86%
Ratio of gross expenses to average net assets (e,f)	1.27%	1.26%	1.25%	1.26%	1.26%
Ratio of net investment income to average net assets (b,e)	1.60%	2.85%	1.55%	1.18%	1.41%
Portfolio turnover rate	12%	41%	18%	35%	30%

(a)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)  Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(d)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(e)  Does not include the expenses of the investment companies in which the Portfolio invests.

(f)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic Balanced Managed Risk Portfolio

Selected data for a Class II share outstanding throughout each year

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021		For the Year Ended December 31, 2020		For the Year Ended December 31, 2019
Net asset value, beginning of year	$10.68	$13.88	$13.10		$12.51		$11.26
Income from investment operations:
Net investment income (a,b)	0.20	0.15	0.12		0.13		0.19
Net realized and unrealized gain (loss) (c)	0.94	(2.25)	1.05		0.93		1.42
Total income (loss) from investment operations	1.14	(2.10)	1.17		1.06		1.61
Less distributions from:
Net investment income	(0.17)	(0.11)	(0.10)		(0.21)		(0.20)
Net realized gains	-	(0.99)	(0.29)		(0.26)		(0.16)
Total distributions from net investment income and net realized gains	(0.17)	(1.10)	(0.39)		(0.47)		(0.36)
Net asset value, end of year	$11.65	$10.68	$13.88		$13.10		$12.51
Total return (d)	10.81%	(15.07)%	8.99%		8.78%		14.34%
Ratios and Supplemental Data:
Net assets, end of year (in 000's)	$85,494	$89,499	$119,376		$82,774		$83,411
Ratio of net expenses to average net assets (e)	0.92%	0.91%	0.90%		0.92	% (f)	0.91%
Ratio of gross expenses to average net assets (e,g)	0.92%	0.91%	0.90%		0.92%		0.91%
Ratio of net investment income to average net assets (b,e)	1.83%	1.24%	0.90%		1.06%		1.54%
Portfolio turnover rate	74%	52%	82	% (h)	119%		107%

(a)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)  Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(d)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(e)  Does not include the expenses of the investment companies in which the Portfolio invests.

(f)  Represents the ratio of expenses to average net assets inclusive of the Adviser's recapture of waived/reimbursed fees from prior periods.

(g)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(h)  During the year ended December 31, 2021, the Portfolio engaged in security transactions associated with the transition of assets from Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio, which merged into the Portfolio on August 20, 2021. Certain security transactions were excluded from the portfolio turnover rate calculation. If these transactions were included, portfolio turnover would have been higher.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic BlackRock Selects Managed Risk Portfolio

Selected data for a Class II share outstanding throughout each year

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Net asset value, beginning of year	$9.86	$12.46	$11.44	$10.49	$9.15
Income from investment operations:
Net investment income (a,b)	0.17	0.08	0.33	0.15	0.15
Net realized and unrealized gain (loss) (c)	0.94	(2.01)	0.86	0.97	1.24
Total income (loss) from investment operations	1.11	(1.93)	1.19	1.12	1.39
Less distributions from:
Net investment income	(0.09)	(0.38)	(0.17)	(0.17)	(0.05)
Net realized gains	-	(0.29)	-	-	-
Total distributions from net investment income and net realized gains	(0.09)	(0.67)	(0.17)	(0.17)	(0.05)
Net asset value, end of year	$10.88	$9.86	$12.46	$11.44	$10.49
Total return (d)	11.39%	(15.48)%	10.41%	10.82%	15.22%
Ratios and Supplemental Data:
Net assets, end of year (in 000's)	$166,686	$176,979	$235,544	$241,835	$243,853
Ratio of net expenses to average net assets (e)	0.92%	0.91%	0.90%	0.91%	0.80%
Ratio of gross expenses to average net assets (e,f)	0.92%	0.91%	0.90%	0.91%	1.02%
Ratio of net investment income to average net assets (b,e)	1.64%	0.73%	2.73%	1.39%	1.47%
Portfolio turnover rate	78%	80%	93%	110%	154%

(a)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)  Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(d)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(e)  Does not include the expenses of the investment companies in which the Portfolio invests.

(f)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Selected data for a Class II share outstanding throughout each year

	For the Year Ended December 31, 2023		For the Year Ended December 31, 2022		For the Year Ended December 31, 2021		For the Year Ended December 31, 2020		For the Year Ended December 31, 2019
Net asset value, beginning of year	$14.11		$16.52		$14.25		$13.45		$11.31
Income from investment operations:
Net investment income (a,b)	0.20		0.14		0.09		0.12		0.16
Net realized and unrealized gain (loss) (c)	0.79		(2.18)		2.31		0.87		2.14
Total income (loss) from investment operations	0.99		(2.04)		2.40		0.99		2.30
Less distributions from:
Net investment income	(0.17)		(0.11)		(0.13)		(0.19)		(0.16)
Net realized gains	(0.77)		(0.26)		-		-		-
Total distributions from net investment income and net realized gains	(0.94)		(0.37)		(0.13)		(0.19)		(0.16)
Net asset value, end of year	$14.16		$14.11		$16.52		$14.25		$13.45
Total return (d)	7.77%		(12.33)%		16.87%		7.50%		20.40%
Ratios and Supplemental Data:
Net assets, end of year (in 000's)	$201,407		$216,832		$284,598		$275,216		$292,240
Ratio of net expenses to average net assets (e)	1.19%		1.19%		1.18%		1.16%		1.16%
Ratio of gross expenses to average net assets (e,f)	1.23%		1.22%		1.20%		1.22%		1.21%
Ratio of net investment income to average net assets (b,e)	1.44%		0.96%		0.56%		0.91%		1.24%
Portfolio turnover rate	10	% (g)	21	% (g)	18	% (g)	24	% (g)	20	% (g)

(a)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)  Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(d)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(e)  Does not include the expenses of the investment companies or fees on swaps in which the Portfolio invests.

(f)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(g)  The portfolio turnover rate excludes mortgage dollar roll transactions for the years ended December 31, 2023, December 31, 2022, December 31, 2021, December 31, 2020 and December 31, 2019. If these were included in the calculation, the turnover percentage would be 34%, 58%, 59%, 77%, and 55%, respectively.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic Growth Managed Risk Portfolio

Selected data for a Class II share outstanding throughout each year

	For the Year Ended December 31, 2023		For the Year Ended December 31, 2022		For the Year Ended December 31, 2021	For the Year Ended December 31, 2020		For the Year Ended December 31, 2019
Net asset value, beginning of year	$12.18		$14.77		$12.98	$12.32		$10.67
Income from investment operations:
Net investment income (a,b)	0.16		0.13		0.10	0.10		0.16
Net realized and unrealized gain (loss) (c)	1.43		(2.28)		1.81	0.74		1.66
Total income (loss) from investment operations	1.59		(2.15)		1.91	0.84		1.82
Less distributions from:
Net investment income	(0.16)		(0.12)		(0.12)	(0.18)		(0.17)
Net realized gains	(0.60)		(0.32)		-	-		-
Total distributions from net investment income and net realized gains	(0.76)		(0.44)		(0.12)	(0.18)		(0.17)
Net asset value, end of year	$13.01		$12.18		$14.77	$12.98		$12.32
Total return (d)	13.83%		(14.56)%		14.69%	7.00%		17.11%
Ratios and Supplemental Data:
Net assets, end of year (in 000's)	$303,979		$312,877		$414,260	$412,126		$431,557
Ratio of net expenses to average net assets (e)	0.88%		0.88%		0.88%	0.88%		0.89%
Ratio of gross expenses to average net assets (e)	0.92	% (f)	0.91	% (f)	0.90%	0.91	% (f)	0.91	% (f)
Ratio of net investment income to average net assets (b,e)	1.30%		1.02%		0.73%	0.82%		1.38%
Portfolio turnover rate	54%		44%		32%	102%		69%

(a)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)  Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(d)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(e)  Does not include the expenses of the investment companies in which the Portfolio invests.

(f)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic Moderate Growth Managed Risk Portfolio

Selected data for a Class II share outstanding throughout each year

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020		For the Year Ended December 31, 2019
Net asset value, beginning of year	$11.14	$14.51	$13.18	$12.57		$11.00
Income from investment operations:
Net investment income (a,b)	0.18	0.14	0.11	0.12		0.17
Net realized and unrealized gain (loss) (c)	1.20	(2.38)	1.46	0.86		1.58
Total income (loss) from investment operations	1.38	(2.24)	1.57	0.98		1.75
Less distributions from:
Net investment income	(0.16)	(0.13)	(0.13)	(0.19)		(0.18)
Net realized gains	(0.25)	(1.00)	(0.11)	(0.18)		-
Total distributions from net investment income and net realized gains	(0.41)	(1.13)	(0.24)	(0.37)		(0.18)
Net asset value, end of year	$12.11	$11.14	$14.51	$13.18		$12.57
Total return (d)	12.82%	(15.38)%	11.91%	8.08%		15.94%
Ratios and Supplemental Data:
Net assets, end of year (in 000's)	$98,679	$104,086	$141,182	$141,186		$143,221
Ratio of net expenses to average net assets (e)	0.92%	0.91%	0.90%	0.91%		0.91%
Ratio of gross expenses to average net assets (e)	0.92%	0.91%	0.90%	0.91	% (f)	0.91	% (f)
Ratio of net investment income to average net assets (b,e)	1.55%	1.11%	0.78%	0.94%		1.46%
Portfolio turnover rate	64%	48%	44%	110%		91%

(a)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)  Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(d)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(e)  Does not include the expenses of the investment companies in which the Portfolio invests.

(f)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic Select Advisor Managed Risk Portfolio

Selected data for a Class II share outstanding throughout each year

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Net asset value, beginning of year	$10.95	$14.48	$13.38	$13.23	$11.53
Income from investment operations:
Net investment income (a,b)	0.17	0.22	0.13	0.16	0.21
Net realized and unrealized gain (loss) (c)	1.10	(2.53)	1.64	0.65	2.05
Total income (loss) from investment operations	1.27	(2.31)	1.77	0.81	2.26
Less distributions from:
Net investment income	(0.24)	(0.15)	(0.18)	(0.24)	(0.15)
Net realized gains	(0.85)	(1.07)	(0.49)	(0.42)	(0.41)
Total distributions from net investment income and net realized gains	(1.09)	(1.22)	(0.67)	(0.66)	(0.56)
Net asset value, end of year	$11.13	$10.95	$14.48	$13.38	$13.23
Total return (d)	12.82%	(15.94)%	13.31%	6.61%	19.96%
Ratios and Supplemental Data:
Net assets, end of year (in 000's)	$76,022	$78,921	$105,532	$108,112	$114,371
Ratio of net expenses to average net assets (e)	0.64%	0.64%	0.64%	0.64%	0.64%
Ratio of gross expenses to average net assets (e,f)	1.27%	1.26%	1.25%	1.26%	1.27%
Ratio of net investment income to average net assets (b,e)	1.54%	1.75%	0.90%	1.24%	1.68%
Portfolio turnover rate	19%	33%	17%	54%	22%

(a)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)  Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(d)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(e)  Does not include the expenses of the investment companies in which the Portfolio invests.

(f)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights

Global Atlantic Wellington Research Managed Risk Portfolio

Selected data for a Class II share outstanding throughout each year

	For the Year Ended December 31, 2023		For the Year Ended December 31, 2022		For the Year Ended December 31, 2021		For the Year Ended December 31, 2020		For the Year Ended December 31, 2019
Net asset value, beginning of year	$11.90		$16.45		$15.23		$14.00		$12.38
Income from investment operations:
Net investment income (a,b)	0.13		0.08		0.01		0.08		0.13
Net realized and unrealized gain (loss) (c)	1.56		(2.91)		1.86		1.46		2.23
Total income (loss) from investment operations	1.69		(2.83)		1.87		1.54		2.36
Less distributions from:
Net investment income	(0.09)		(0.02)		(0.09)		(0.14)		(0.13)
Net realized gains	-		(1.70)		(0.56)		(0.17)		(0.61)
Total distributions from net investment income and net realized gains	(0.09)		(1.72)		(0.65)		(0.31)		(0.74)
Net asset value, end of year	$13.50		$11.90		$16.45		$15.23		$14.00
Total return (d)	14.27%		(17.13)%		12.38%		11.16%		19.32%
Ratios and Supplemental Data:
Net assets, end of year (in 000's)	$338,637		$354,491		$485,474		$455,842		$448,554
Ratio of net expenses to average net assets (e)	1.19%		1.19%		1.20%		1.21%		1.20%
Ratio of gross expenses to average net assets (e)	1.23%		1.22%		1.20%		1.22	% (f)	1.21	% (f)
Ratio of net investment income to average net assets (b,e)	1.07%		0.54%		0.09%		0.54%		0.93%
Portfolio turnover rate	90	% (g)	80	% (g)	91	% (g,h)	85	% (g)	53	% (g)

(a)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)  Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(d)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns would have been lower absent fee waivers by the Adviser.

(e)  Does not include the expenses of the investment companies in which the Portfolio invests.

(f)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(g)  The portfolio turnover rates excludes mortgage dollar roll transactions for the years ended December 31, 2023, December 31, 2022, December 31, 2021, December 31, 2020 and December 31, 2019. If these were included in the calculation the turnover percentage would be 114%, 165%, 162%, 116% and 70% respectively.

(h)  During the year ended December 31, 2021, the Portfolio engaged in security transactions associated with the transition of assets from Global Atlantic PIMCO Tactical Allocation Portfolio, which merged into the Portfolio on August 20, 2021. Certain security transactions were excluded from the portfolio turnover rate calculation. If these transactions were included, portfolio turnover would have been higher.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Notes to Financial Statements

December 31, 2023

1.  ORGANIZATION

As of December 31, 2023, the Global Atlantic Portfolios were comprised of sixteen different actively managed portfolios, eight of which are discussed in this report (each, a "Portfolio" and collectively, the "Portfolios"). Each Portfolio is a series of shares of beneficial interest of Forethought Variable Insurance Trust (the "Trust"), a statutory trust organized under the laws of the State of Delaware, and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.

Portfolio	Commencement Date	Investment Objective
Global Atlantic American Funds® Managed Risk Portfolio	October 31, 2013	Capital appreciation and income while seeking to manage volatility.
Global Atlantic Balanced Managed Risk Portfolio	October 31, 2013	Capital appreciation and income while seeking to manage volatility.
Global Atlantic BlackRock Selects Managed Risk Portfolio	October 31, 2013	Capital appreciation and income while seeking to manage volatility.
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	April 30, 2014	Capital appreciation and income while seeking to manage volatility.
Global Atlantic Growth Managed Risk Portfolio	April 30, 2014	Capital appreciation and income while seeking to manage volatility.
Global Atlantic Moderate Growth Managed Risk Portfolio	April 30, 2014	Capital appreciation and income while seeking to manage volatility.
Global Atlantic Select Advisor Managed Risk Portfolio	October 31, 2013	Capital appreciation and income while seeking to manage volatility.
Global Atlantic Wellington Research Managed Risk Portfolio	October 31, 2013	Capital appreciation and income while seeking to manage volatility.

Each Portfolio is diversified. Certain of the Portfolios operate as "fund of funds." A "fund of funds" typically invests in multiple underlying funds and the level of its interest in any particular underlying fund may fluctuate. The Portfolios are intended to be funding vehicles for variable annuity contracts offered by the separate accounts of Forethought Life Insurance Company. The assets of each Portfolio are segregated and a shareholder's interest is limited to the Portfolio in which shares are held. Each Portfolio pays its own expenses.

As of December 31, 2023, the Portfolios offered Class II shares at net asset value.

References herein to a Portfolio's investment in a particular instrument include direct investments and indirect investments through investment companies such as open-end funds (mutual funds, exchange traded funds, and variable insurance trusts) and closed-end funds, as applicable.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Portfolios in preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles ("US GAAP"). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. Each Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 "Financial Services – Investment Companies".

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settle price or, in the absence of a settle price, at the last sale price on the day of valuation. Debt securities are valued on the basis of

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2023

valuations provided by dealers or by an independent pricing service which take into account appropriate factors such as trading activity, readily available market quotations (including broker quotes), yield, quality, coupon rate, maturity, type of issue, trading characteristic, call features, credit ratings and other data. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost to the extent it is determined that amortized cost approximates fair value. Forward currency contracts are valued at the forward currency contract rates, determined at 11:00 am Eastern Time or the nearest time prior to the close of the New York Stock Exchange. Exchange listed swaps are valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices. Other swaps are valued by a pricing service provider covering the specific type of swap.

Valuation of Investment Companies – The Portfolios may invest in one or more portfolios of open-end investment companies (the "Underlying Fund" or "Underlying Funds"). Each Underlying Fund is valued at its respective net asset value as reported by such investment company (except exchange-traded funds ("ETFs")). ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Each Underlying Fund values securities in its portfolio for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based on the methods approved by each Underlying Fund's board(s) of trustees.

Illiquid Investments – Pursuant to Rule 22e-4 under the 1940 Act, a Portfolio may not acquire any "illiquid investment" if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. An "illiquid investment" is any investment that a Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Trust has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4, and the Board of Trustees ("Board") has approved the designation of the Adviser to administer the Trust's liquidity risk management program and related procedures. Illiquid investments include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). These investments will be valued at their fair value, as outlined below.

Valuation Designee and Valuation Process – Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated Global Atlantic Investment Advisors, LLC (the "Adviser"), investment adviser to the Portfolios, as the Portfolios' Valuation Designee (the "Designee") with responsibility for establishing fair value when the price of a security is not readily available or deemed unreliable. Such investments will be valued at their fair market value as determined using the valuation procedures established by the Designee and approved by the Board. The Adviser carries out its designated activities through the Adviser's Fair Value Committee.

In accordance with the valuation procedures, fair value determinations are required for, among others, the following securities: (i) securities for which market quotations are not readily available on a particular business day (including without limitation securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the opinion of the Adviser or relevant Sub-Adviser, the prices or values available do not represent the fair value of the instrument (factors which may cause the Adviser or Sub-Adviser to make such a judgment include, but are not limited to, the following: the availability of only a bid price or an ask price; the spread between bid and ask prices; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets or regulators, such as the suspension or limitation of trading); (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a "significant event") subsequent to the determination of the closing price reported on the principal exchange on which the securities are traded, but prior to the relevant Portfolio's calculation of its net asset value ("NAV"); and (v) mutual funds that do not provide timely NAV information. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the Adviser or Sub-Adviser valuation based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Adviser or Sub-Adviser is unable to obtain a current bid from such independent dealers or other independent parties, the Designee shall determine the fair value of restricted or illiquid securities using certain factors, such as, but not limited to: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Portfolio's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2023

of restrictions on disposition of the security and the existence of any registration rights, as well as any estimation of the cost of registration or otherwise qualifying the security for public sale, including commissions; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; (xi) the market value of any securities into which the security is convertible or exchangeable; (xii) the security's embedded option values; and (xiii) information about the financial condition of the issuer and its prospects.

Each Portfolio utilizes various methods to measure the fair value of all of its investments on a recurring basis. US GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolio has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolio's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2023 for each Portfolio's investments measured at fair value:

Global Atlantic American Funds® Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Variable Insurance Trusts	$143,200,382	$-	$-	$143,200,382
Mutual Funds	14,346,476	-	-	14,346,476
Short-Term Investments	7,555,974	-	-	7,555,974
Total	$165,102,832	$-	$-	$165,102,832

Global Atlantic Balanced Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$81,517,490	$-	$-	$81,517,490
Short-Term Investments	4,033,751	-	-	4,033,751
Total	$85,551,241	$-	$-	$85,551,241

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2023

Global Atlantic BlackRock Selects Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$122,136,582	$-	$-	$122,136,582
Variable Insurance Trusts	36,561,274	-	-	36,561,274
Short-Term Investments	8,106,454	-	-	8,106,454
Total	$166,804,310	$-	$-	$166,804,310

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$142,270,850	$5	$-	$142,270,855
Corporate Bonds and Notes	-	16,664,753	-	16,664,753
Agency Mortgage Backed Securities	-	13,966,339	-	13,966,339
U.S. Treasury Securities and Agency Bonds	-	13,518,338	-	13,518,338
Asset Backed and Commercial Backed Securities	-	5,502,517	-	5,502,517
Mutual Funds	1,542,713	-	-	1,542,713
Municipal Bonds	-	615,777	-	615,777
Sovereign Debts	-	522,501	-	522,501
Preferred Stocks	-	16	-	16
Short-Term Investments	11,096,404	-	-	11,096,404
Futures Contracts*	137,453	-	-	137,453
Swap Contracts*	-	42,830	-	42,830
Forward Foreign Currency Contracts*	-	16,604	-	16,604
Total	$155,047,420	$50,849,680	$-	$205,897,100
Liabilities	Level 1	Level 2	Level 3	Total
Futures Contracts*	$112,575	$-	$-	$112,575
Swap Contracts*	-	19,810	-	19,810
Forward Foreign Currency Contracts*	-	3,143	-	3,143
Total	$112,575	$22,953	$-	$135,528

Global Atlantic Growth Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$290,577,323	$-	$-	$290,577,323
Short-Term Investments	13,604,195	-	-	13,604,195
Total	$304,181,518	$-	$-	$304,181,518

Global Atlantic Moderate Growth Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$94,135,107	$-	$-	$94,135,107
Short-Term Investments	4,597,362		-	4,597,362
Total	$98,732,469	$-	$-	$98,732,469

Global Atlantic Select Advisor Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Variable Insurance Trusts	$59,339,398	$-	$-	$59,339,398
Exchange Traded Funds	12,958,820	-	-	12,958,820
Short-Term Investments	3,753,271	-	-	3,753,271
Total	$76,051,489	$-	$-	$76,051,489

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2023

Global Atlantic Wellington Research Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$211,710,906	$-	$-	$211,710,906
Corporate Bonds & Notes	-	30,284,772	-	30,284,772
U.S. Treasury Securities and Agency Bonds	-	39,775,338	-	39,775,338
Agency Mortgage Backed Securities	-	29,168,736	-	29,168,736
Asset Backed and Commercial Backed Securities	-	9,289,929	-	9,289,929
Exchange Traded Funds	827,515	-	-	827,515
Municipal Bonds	-	2,089,671	-	2,089,671
Short-Term Investments	15,717,903	-	-	15,717,903
Futures Contracts*	54,008	-	-	54,008
Total	$228,310,332	$110,608,446	$-	$338,918,778

*  Net unrealized appreciation/(depreciation) as presented in the Portfolio of Investments.

The Portfolios did not hold any Level 3 securities during the year ended December 31, 2023.

Security Transactions and Related Income – Security transactions are accounted for on a trade date basis. Interest income is recognized on the accrual basis and includes, where applicable, the pro-rata amortization of premium or accretion of discount calculated using constant yield to maturity or effective yield. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on ex-date and are determined in accordance with Federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset values per share of the Portfolios.

Cash and Cash Equivalents – Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. The Portfolios may maintain deposits with a financial institution which could be an amount that is in excess of federally insured limits. The Portfolios have not experienced any losses on their accounts.

Federal Income Tax – It is each Portfolio's policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their taxable income and net realized gains to shareholders. Therefore, no Federal income tax provision is required.

Each Portfolio will recognize the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed each Portfolio's tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in each Portfolio's 2021 and 2022 tax returns, or is expected to be taken in each Portfolio's 2023 tax return. Each Portfolio identified its major tax jurisdictions as U.S. Federal and foreign jurisdictions where the Portfolios make significant investments; however, the Portfolios are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Foreign Currency Translation – The accounting records of the Portfolios are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2023

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and change in unrealized gain or loss on foreign currency translations.

Forward Foreign Currency Contracts – As foreign securities are purchased, a Portfolio may enter into forward currency contracts in order to hedge against foreign currency exchange rate risks. A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by a Portfolio as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and a Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses from contract transactions are included as a component of net realized gains/(losses) from forward foreign currency contracts in the Statements of Operations.

For the year ended December 31, 2023, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on forward foreign currency contracts subject to currency risk, as disclosed in the Statements of Operations, is as follows:

	Realized Gain/(Loss)	Change in Unrealized Appreciation/(Depreciation)
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	$(61,166)	$32,330

Options Transactions – Certain Portfolios are subject to equity price risk, interest rate risk and foreign currency risk in the normal course of pursuing their investment objectives and may purchase or sell options to help hedge against this risk.

A Portfolio may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or securities indices, including ETFs, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. A call option for a particular security gives the purchaser of the option, in return for a premium, the right, but not the obligation, to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option for American options or only at expiration for European options, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right, but not the obligation, to sell the security at the stated exercise price at any time prior to the expiration date of the option for American options or only at expiration for European options, regardless of the market price of the security.

Securities index options are put options and call options on various securities indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the securities index and the exercise price of the option expressed in dollars times a specified multiple. A securities index fluctuates with changes in the market value of the securities included in the index.

The Portfolios may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, but not the obligation, to buy in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise,

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2023

exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Futures Contracts – The Portfolios are subject to equity price risk in the normal course of pursuing their investment objectives. The Portfolios may sell futures contracts to hedge against market risk, foreign currency exchange rate risks, and to reduce return volatility. Futures are standardized, exchange-traded contracts that provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a securities index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and initial and variation margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position. The Portfolios may also buy or sell hedge instruments based on one or more market indices in an attempt to maintain the Portfolios' volatility at a targeted level. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Portfolio's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, a Portfolio recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Portfolio's basis in the contract. If a Portfolio were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Portfolio would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. These amounts are disclosed on the Statements of Assets and Liabilities as Deposits with Brokers when applicable. Risks may exceed amounts recognized in the Statements of Assets and Liabilities. With futures, there is minimal counterparty credit risk to a Portfolio since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

For the year ended December 31, 2023, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on futures contracts by risk type, as disclosed in the Statements of Operations, is as follows:

	Risk Type	Realized Gain/(Loss)	Change in Unrealized Appreciation/(Depreciation)
Global Atlantic American Funds® Managed Risk Portfolio	Equity	$(3,126,021)	$(857,565)
Global Atlantic Balanced Managed Risk Portfolio	Equity	(1,221,692)	(489,218)
Global Atlantic BlackRock Selects Managed Risk Portfolio	Equity	(3,467,596)	(807,708)
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	Equity	(3,728,498)	(737,062)
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	Interest Rate	(12,912)	7,534
Global Atlantic Growth Managed Risk Portfolio	Equity	(10,238,408)	(2,289,105)
Global Atlantic Moderate Growth Managed Risk Portfolio	Equity	(1,893,006)	(557,140)
Global Atlantic Select Advisor Managed Risk Portfolio	Equity	(2,057,393)	(472,068)
Global Atlantic Wellington Research Managed Risk Portfolio	Equity	(5,697,414)	(2,355,698)
Global Atlantic Wellington Research Managed Risk Portfolio	Interest Rate	7,833	54,188

Swap Agreements – Certain Portfolios are subject to equity price risk and/or interest rate risk in the normal course of pursuing their investment objectives. These Portfolios may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency), or credit risk. These are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments. In a standard over-the-counter ("OTC") swap, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the "notional amount" (i.e., the return or increase in value of a particular dollar amount invested in a "basket" of securities, representing a particular index or industry sectors) of predetermined investments or instruments.

Certain Portfolios may enter into credit default swaps ("CDS"). CDS are two-party contracts that transfer credit exposure between the parties. One party (the "buyer") receives credit protection and the other party (the "seller") takes on credit risk. The buyer typically makes predetermined periodic payments to the seller in exchange for the seller's commitment to purchase the underlying reference obligation if a defined credit event occurs, such as a default, bankruptcy or failure to pay

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2023

interest or principal on a reference debt instrument, with respect to a specified issuer or one of the reference issuers in a CDS portfolio. If the defined credit event occurs, the seller must pay the agreed-upon value of a reference obligation to the counterparty or perform pursuant to the agreement. The buyer must then surrender the reference obligation to the seller. As a seller of credit protection in a CDS, a Portfolio would be liable for the notional amount of the swap.

The swaps in which a Portfolio may invest may be centrally-cleared or bi-laterally traded. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a notional amount. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statements of Operations by "marking to market" on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of a swap agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments. A Portfolio amortizes upfront payments and/or accrues for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statements of Operations. Realized gains and losses from the decrease in notional value of the swap are recognized on trade date. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statements of Operations. Swap agreements involve, to varying degrees, lack of liquidity and elements of credit, market and counterparty risk in excess of amounts recognized on the Statements of Assets and Liabilities. Each Portfolio's maximum risk of loss from the counterparty credit risk is the discounted net value of the cash flow to be received from the counterparty over the contract's remaining life, to the extent that amount is positive.

Swaps may involve greater risks than direct investments in securities because swaps may be leveraged and, when traded in the OTC markets, are subject to counterparty risk, credit risk and pricing risk, each of which individually and collectively, may have a considerable impact on the performance of a Portfolio. CDS in particular may involve greater risks than investing in a referenced instrument directly. Swaps, especially those that are not exchange-traded, may also be considered illiquid. It may not be possible for a Portfolio to liquidate a swap position at an advantageous time or price, which may result in significant losses. Although central clearing and exchange-trading of swaps may decrease counterparty risk and increase market liquidity, exchange-trading and clearing does not make the contracts risk free, but rather, the primary credit risk on such contracts is the creditworthiness of the clearing broker or the clearinghouse.

The Portfolios use cash and certain securities as collateral to swap agreements as indicated on the Portfolio of Investments and Statements of Assets and Liabilities. Such collateral is held for the benefit of the counterparty in a segregated account to prevent non-payment by the Portfolios. If the counterparty defaults, a Portfolio may seek return of this collateral and incur certain costs exercising their rights to the collateral.

For the year ended December 31, 2023, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on swap agreements by risk type, as disclosed in the Statements of Operations, is as follows:

	Risk Type	Realized Gain/(Loss)	Change in Unrealized Appreciation/(Depreciation)
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	Interest Rate	$-	$(5,706)
	Credit	(89,506)	103,913

Swaption Transactions – Certain portfolios may enter into swaption transactions. A swaption, also known as a swap option, refers to an option to enter into an interest rate swap or some other type of swap. In exchange for an options premium, the buyer gains the right but not the obligation to enter into a specified swap agreement with the issuer on a specified future date.

For the year ended December 31, 2023, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on swaptions, as disclosed in the Statements of Operations, is as follows:

	Risk Type	Realized Gain/(Loss)	Change in Unrealized Appreciation/(Depreciation)
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	Interest Rate	$41,640	$-

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2023

Offsetting of Financial Assets/Liabilities and Derivative Assets/Liabilities – The following tables present certain of the Portfolios' asset/liability derivatives available for offset under a master netting arrangement net of collateral pledged as of December 31, 2023.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

	Gross Amounts of Recognized Assets (1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Assets Presented in the Statements of Assets & Liabilities	Collateral Received (2)	Net Amount of Recognized Assets	Gross Amounts of Recognized Liabilities (1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Liabilities Presented in the Statements of Assets & Liabilities	Collateral Pledged (2)	Net Amount of Recognized Liabilities
Citibank NA	$42,830	$(19,810)	$23,020	$-	$23,020	$19,810	$(19,810)	$-	$-	$-
JP Morgan Chase Bank	16,604	(3,143)	13,461	-	13,461	3,143	(3,143)	-	-	-
JP Morgan Securities LLC	137,453	(112,575)	24,878	-	24,878	112,575	(112,575)	-	-	-
Total	$196,887	$(135,528)	$61,359	$-	$61,359	$135,528	$(135,528)	$-	$-	$-

Global Atlantic Wellington Research Managed Risk Portfolio

	Gross Amounts of Recognized Assets (1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Assets Presented in the Statements of Assets & Liabilities	Collateral Received (2)	Net Amount of Recognized Assets	Gross Amounts of Recognized Liabilities (1)	Financial Instruments and Derivatives Available for Offset	Net Amount of Liabilities Presented in the Statements of Assets & Liabilities	Collateral Pledged (2)	Net Amount of Recognized Liabilities
JP Morgan Chase Bank	$54,008	$-	$54,008	$-	$54,008	$-	$-	$-	$-	$-
Total	$54,008	$-	$54,008	$-	$54,008	$-	$-	$-	$-	$-

(1)  Gross unrealized appreciation/(depreciation) as presented in the Portfolio of Investments.

(2)  The amount is limited to the net derivative balance and, accordingly, may not include collateral or excess collateral received or pledged.

Impact of Derivatives on the Statements of Assets and Liabilities – The following table presents a summary of the location of derivative investments categorized by primary risk exposure on the Portfolios' Statements of Assets and Liabilities as of December 31, 2023:

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

	Equity	Interest Rate Contracts	Credit Contracts	Currency Contracts	Total
Assets
Unrealized appreciation on Futures Contracts	$-	$137,453	$-	$-	$137,453
Unrealized appreciation on Swap Contracts	-	35,791	7,039	-	42,830
Unrealized appreciation on Forward Foreign Exchange Contracts	-	-	-	16,604	16,604

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2023

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio (Continued)

	Equity	Interest Rate Contracts	Credit Contracts	Currency Contracts	Total
Liabilities
Unrealized depreciation on Futures Contracts	$-	$(112,575)	$-	$-	$(112,575)
Unrealized depreciation on Swap Contracts	-	-	(19,810)	-	(19,810)
Unrealized depreciation on Forward Foreign Exchange Contracts	-	-	-	(3,143)	(3,143)
Total	$-	$60,669	$(12,771)	$13,461	$61,359

Global Atlantic Wellington Research Managed Risk Portfolio

	Equity	Interest Rate Contracts	Credit Contracts	Currency Contracts	Total
Assets
Unrealized appreciation on Futures Contracts	$54,008	$-	$-	$-	$54,008

The notional value of the derivative instruments outstanding as of December 31, 2023, as disclosed in the Portfolios of Investments, and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statements of Operations serve as indicators of the volume of derivative activity for the Portfolios. In addition, for the fiscal year ended December 31, 2023, the relevant values for each derivative type were as follows:

	Average Number of Contracts or Notional Amounts*
Fund	Long Futures Contracts	Long Futures Notional Value	Short Futures Contracts	Short Futures Notional Value	Forward Contracts Notional Value**	Swap Agreements Notional Value**	Swaptions Notional Value**
Global Atlantic American Funds® Managed Risk Portfolio	-	$-	76	$10,166,318	$-	$-	$-
Global Atlantic Balanced Managed Risk Portfolio	-	-	32	5,042,858	-	-	-
Global Atlantic BlackRock Selects Managed Risk Portfolio	-	-	79	10,949,964	-	-	-
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	37	6,482,159	80	15,810,842	1,396,549	3,278,433	200,000
Global Atlantic Growth Managed Risk Portfolio	-	-	235	37,858,015	-	-	-
Global Atlantic Moderate Growth Managed Risk Portfolio	-	-	44	6,948,603	-	-	-
Global Atlantic Select Advisor Managed Risk Portfolio	-	-	47	6,864,462	-	-	-
Global Atlantic Wellington Research Managed Risk Portfolio	43	5,868,414	148	26,476,080	-	-	-

*  Amounts disclosed represent average month-end number of contracts or notional amounts held for the fiscal year ended December 31, 2023, which is indicative volume for these derivative types.

**  Based on absolute values.

Short Sales – A Portfolio may make short sales of securities: (i) to offset potential declines in long positions in similar securities; (ii) to increase the flexibility of the Portfolio; (iii) for investment return; (iv) as part of a risk arbitrage strategy; and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. A short sale is a transaction in which a Portfolio sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2023

When a Portfolio makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Portfolio is required to make a margin deposit in connection with such short sales; the Portfolio may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time a Portfolio covers its short position, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent a Portfolio sells securities short, it will provide collateral to the broker-dealer. A Portfolio does not intend to enter into short sales (other than short sales "against the box") if immediately after such sales the aggregate of the value of all collateral exceeds 10% of the value of the Portfolio's net assets. This percentage may be varied by action of the Board of Trustees. A short sale is "against the box" to the extent the Portfolio contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

As of December 31, 2023, the Portfolios did not hold any short sales of securities.

When-Issued and Delayed-Delivery Transactions – The Portfolios may engage in when-issued or delayed-delivery transactions. The Portfolios record when-issued securities on the trade date. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Real Estate Investment Trusts – Certain Portfolios may invest in real estate investment trusts ("REITs"). REITs are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so a Portfolio that invests in REITs will bear its proportionate share of the costs of the REITs' operations. Along with the risks common to different types of real estate-related securities, such as loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, and possible environmental liabilities, REITs involve additional risk factors. These include poor performance by the REIT's manager, changes to the tax laws, and failure by the REIT to qualify for tax free distribution of income or exemption under the 1940 Act. In addition, REITs are not diversified and are heavily dependent on cash flow.

Distributions from a Portfolio's investments in REITs may be characterized as ordinary income, a net capital gain or a return of capital. The Portfolios record distributions that represent a net capital gain as a realized gain and distributions that represent a return of capital as a reduction of the cost of investment. REITs report information on the source of their distributions annually in the following calendar year. As a result, a Portfolio may estimate the source of REIT distributions for accounting purposes and then makes adjustments when the actual source information is reported by the REIT. These estimates are based on the most recent REIT distribution information available.

Mortgage Dollar Roll Transactions – A mortgage dollar roll transaction involves a sale by a Portfolio of mortgage related securities that it holds with an agreement by the Portfolio to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. The Portfolios account for mortgage dollar rolls as purchases and sales transactions.

Expenses – Expenses of the Trust that are directly identifiable to a specific Portfolio are charged to that Portfolio. Expenses, which are not readily identifiable to a specific Portfolio, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Portfolios in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of representations and warranties and which provide general indemnities. Each Portfolio's maximum exposure under

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2023

these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios expect the risk of loss due to these warranties and indemnities to be remote.

3.  INVESTMENT TRANSACTIONS

For the year ended December 31, 2023, cost of purchases and proceeds from sales of portfolio securities, other than short- term investments, were as follows:

	Purchases (Excluding U.S. Government Securities)	Purchases U.S. Government Securities	Sales (Excluding U.S. Government Securities)	Sales U.S. Government Securities
Global Atlantic American Funds® Managed Risk Portfolio	$19,074,999	$-	$43,843,000	$-
Global Atlantic Balanced Managed Risk Portfolio	62,024,420	-	74,101,115	-
Global Atlantic BlackRock Selects Managed Risk Portfolio	126,948,971	-	154,207,860	-
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	10,121,347	56,062,143	35,476,040	57,218,182
Global Atlantic Growth Managed Risk Portfolio	158,716,000	-	206,863,673	-
Global Atlantic Moderate Growth Managed Risk Portfolio	61,297,689	-	76,766,699	-
Global Atlantic Select Advisor Managed Risk Portfolio	14,176,862	-	23,138,852	-
Global Atlantic Wellington Research Managed Risk Portfolio	200,580,912	171,647,423	256,119,844	174,082,391

4.  AGREEMENTS AND TRANSACTIONS WITH RELATED PARTIES

The Adviser serves as the Portfolios' investment adviser. The Adviser has engaged the following sub-advisers for the Portfolios:

Portfolio	Sub-Adviser
Global Atlantic American Funds® Managed Risk Portfolio	Wilshire Advisors LLC Milliman Financial Risk Management, LLC
Global Atlantic Balanced Managed Risk Portfolio	BlackRock Investment Management, LLC Milliman Financial Risk Management, LLC
Global Atlantic BlackRock Selects Managed Risk Portfolio	BlackRock Investment Management, LLC Milliman Financial Risk Management, LLC
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	Franklin Advisers, Inc. Milliman Financial Risk Management, LLC
Global Atlantic Growth Managed Risk Portfolio	BlackRock Investment Management, LLC Milliman Financial Risk Management, LLC
Global Atlantic Moderate Growth Managed Risk Portfolio	BlackRock Investment Management, LLC Milliman Financial Risk Management, LLC
Global Atlantic Select Advisor Managed Risk Portfolio	Wilshire Advisors LLC Milliman Financial Risk Management, LLC
Global Atlantic Wellington Research Managed Risk Portfolio	Wellington Management Company LLP Milliman Financial Risk Management, LLC

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2023

The Bank of New York Mellon serves as the Administrator, Fund Accountant and Custodian for the Portfolios and BNY Mellon Investment Servicing (US) Inc. (together with The Bank of New York Mellon, "BNYM") serves as the Transfer Agent for the Portfolios.

Pursuant to an investment advisory agreement between the Trust, on behalf of the Portfolios and the Adviser (the "Advisory Agreement"), the Adviser, under the oversight of the Board, directs the daily investment operations of the Portfolios and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Portfolios pay the Adviser an advisory fee, computed on average daily net assets and accrued daily and paid monthly.

The following chart details the annual advisory fee for each Portfolio for the year ended December 31, 2023.

Portfolio	Advisory Fee*
Global Atlantic American Funds® Managed Risk Portfolio	0.900% on first $500 million
0.875% on next $500 million
0.850% over $1 billion
Global Atlantic Balanced Managed Risk Portfolio	0.550% on first $500 million
0.525% on next $500 million
0.500% over $1 billion
Global Atlantic BlackRock Selects Managed Risk Portfolio	0.550% on first $500 million
0.525% on next $500 million
0.500% over $1 billion
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	0.850% on first $500 million
0.825% on next $500 million
0.800% over $1 billion
Global Atlantic Growth Managed Risk Portfolio	0.550% on first $500 million
0.525% on next $500 million
0.500% over $1 billion
Global Atlantic Moderate Growth Managed Risk Portfolio	0.550% on first $500 million
0.525% on next $500 million
0.500% over $1 billion
Global Atlantic Select Advisor Managed Risk Portfolio	0.900% on first $500 million
0.875% on next $500 million
0.850% over $1 billion
Global Atlantic Wellington Research Managed Risk Portfolio	0.850% on first $500 million
0.825% on next $500 million
0.800% over $1 billion

*  Calculated daily based on the average daily net assets.

During the year ended December 31, 2023, with respect to each Portfolio, the Adviser contractually agreed to waive its fees and to reimburse expenses, at least until the expiration dates listed below, to ensure that total annual portfolio operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation) will not exceed the average daily net asset percentages attributable to the Portfolio's shares listed below ("Waiver Agreements"). The expense reimbursement is subject to possible recoupment from the Portfolio in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the expense limits listed below and any expense limits applicable at the time of recoupment. The agreements may be terminated only by the Portfolio's Board of Trustees, on 60 days' written notice to the Adviser.

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2023

Portfolio	Operating Expense Limitation	Expiration Date
Global Atlantic American Funds® Managed Risk Portfolio	0.87%	May 1, 2024
Global Atlantic Balanced Managed Risk Portfolio	0.92%	May 1, 2024
Global Atlantic BlackRock Selects Managed Risk Portfolio	0.94%	May 1, 2024
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	1.19%	May 1, 2024
Global Atlantic Growth Managed Risk Portfolio	0.88%	May 1, 2024
Global Atlantic Moderate Growth Managed Risk Portfolio	0.92%	May 1, 2024
Global Atlantic Select Advisor Managed Risk Portfolio	0.64%	May 1, 2024
Global Atlantic Wellington Research Managed Risk Portfolio	1.19%	May 1, 2024

In addition, the Adviser has agreed to waive 0.40% of its fees for Global Atlantic American Funds® Managed Risk Portfolio and Global Atlantic Select Advisor Managed Risk Portfolio for as long as each Portfolio relies primarily on investments in underlying funds to achieve its principal investment strategy. These waivers are not subject to recoupment.

The Adviser or its affiliates may receive compensation from managers of underlying funds in which the Global Atlantic Select Advisor Managed Risk Portfolio invests. This compensation may create a conflict of interest for the Adviser in the selection of underlying funds for investment by the Portfolio. However, the Adviser will voluntarily reduce the amount of its compensation under its Advisory Agreement with the Portfolio by the amount of the compensation received from managers of underlying funds. The minimum amount of this waiver, until at least May 1, 2024, for the Portfolio is 0.14% and is based on estimated amounts expected to be received during the current fiscal year. The actual amount of each waiver may be higher to the extent the payments exceed the Adviser's estimates, but it will not be lower. These waivers are not subject to recoupment by the Adviser. The waivers may be terminated only by the Portfolio's Board of Trustees, on 60 days' written notice to the Adviser.

For the year ended December 31, 2023, the Adviser waived, reimbursed, or recaptured fees as follows:

	Investment Advisory Fee Waiver	Investment Advisory Fee Reimbursed	Investment Advisory Fee Recaptured	Total
Global Atlantic American Funds® Managed Risk Portfolio	$671,206	$-	$-	$671,206
Global Atlantic Balanced Managed Risk Portfolio	385	-	-	385
Global Atlantic BlackRock Selects Managed Risk Portfolio	-	-	-	-
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	82,060	-	-	82,060
Global Atlantic Growth Managed Risk Portfolio	116,741	-	-	116,741
Global Atlantic Moderate Growth Managed Risk Portfolio	-	-	-	-
Global Atlantic Select Advisor Managed Risk Portfolio	479,455	-	-	479,455
Global Atlantic Wellington Research Managed Risk Portfolio	142,076	-	-	142,076

If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreements, and the Portfolio's operating expenses are subsequently less than the expense limitation, the Adviser shall be entitled to reimbursement by the Portfolio for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Portfolio's expenses to exceed the amount of the expense limitation. If Portfolio operating expenses subsequently exceed the expense limitation, the reimbursements shall be suspended.

The Adviser may recapture the following amounts by the following dates:

	December 31, 2024	December 31, 2025	December 31, 2026
Global Atlantic American Funds® Managed Risk Portfolio	$-	$-	$-
Global Atlantic Balanced Managed Risk Portfolio	-	-	385
Global Atlantic BlackRock Selects Managed Risk Portfolio	-	-	-
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	61,783	66,940	82,060
Global Atlantic Growth Managed Risk Portfolio	73,227	112,196	116,741
Global Atlantic Moderate Growth Managed Risk Portfolio	-	-	-
Global Atlantic Select Advisor Managed Risk Portfolio	12,758	27,211	25,457
Global Atlantic Wellington Research Managed Risk Portfolio	8,719	135,879	142,076

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2023

The following amounts expired unrecouped as of the date listed below:

December 31, 2023
Global Atlantic American Funds® Managed Risk Portfolio	$-
Global Atlantic Balanced Managed Risk Portfolio	-
Global Atlantic BlackRock Selects Managed Risk Portfolio	-
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	156,982
Global Atlantic Growth Managed Risk Portfolio	118,163
Global Atlantic Moderate Growth Managed Risk Portfolio	-
Global Atlantic Select Advisor Managed Risk Portfolio	27,191
Global Atlantic Wellington Research Managed Risk Portfolio	31,810

The Trust, on behalf of the Portfolios, has adopted a distribution and shareholder servicing plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act for Class II shares. The fee charged under the Plan is calculated at an annual rate of 0.25% of the average daily net assets attributable to each Portfolio's Class II shares and, for the year ended December 31, 2023, was paid to Global Atlantic Distributors, LLC ("GAD") to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Portfolios' shareholder accounts, not otherwise required to be provided by the Adviser. GAD is an affiliate of the Adviser.

For the year ended December 31, 2023, the Portfolios expensed the following distribution fees:

Fees Paid
Global Atlantic American Funds® Managed Risk Portfolio	$418,937
Global Atlantic Balanced Managed Risk Portfolio	218,319
Global Atlantic BlackRock Selects Managed Risk Portfolio	424,822
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	515,277
Global Atlantic Growth Managed Risk Portfolio	764,484
Global Atlantic Moderate Growth Managed Risk Portfolio	251,949
Global Atlantic Select Advisor Managed Risk Portfolio	190,512
Global Atlantic Wellington Research Managed Risk Portfolio	856,971

For the year ended December 31, 2023, the Trustees received fees in the amounts as follows:

Fees Received
Global Atlantic American Funds® Managed Risk Portfolio	$19,970
Global Atlantic Balanced Managed Risk Portfolio	10,418
Global Atlantic BlackRock Selects Managed Risk Portfolio	20,325
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	24,764
Global Atlantic Growth Managed Risk Portfolio	36,320
Global Atlantic Moderate Growth Managed Risk Portfolio	12,066
Global Atlantic Select Advisor Managed Risk Portfolio	9,061
Global Atlantic Wellington Research Managed Risk Portfolio	40,906

Foreside Fund Officer Services, LLC ("Foreside", d/b/a ACA Group) provides compliance and financial control services for the Portfolios pursuant to a written agreement with the Trust, on behalf of the Portfolios, including providing the Treasurer to the Portfolios. The Portfolios pay Foreside an annual basis-point fee based on the Portfolio's daily net assets, subject to a fee minimum, and reimburses for certain expenses incurred on behalf of the Portfolios. Total fees paid to Foreside pursuant to these agreements are reflected as "Regulatory and Compliance" fees on the Statement of Operations.

5.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Portfolio creates a presumption of the control of the Portfolio, under section 2(a)(9) of the 1940 Act. As of December 31, 2023, Forethought Life Insurance Company Separate Account A owned 100% of the voting securities of each Portfolio. The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2023

Shareholder Concentration Risk – Forethought Life Insurance Company, certain accounts, or the Adviser's affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Portfolio's shares. Redemptions by these entities of their holdings in a Portfolio may impact the Portfolio's liquidity and NAV. These redemptions may also force a Portfolio to sell securities.

6.  AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

As of December 31, 2023, the aggregate cost of investments for federal income tax purposes, the gross unrealized appreciation and depreciation and the aggregated net unrealized appreciation (depreciation) on investments were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Global Atlantic American Funds® Managed Risk Portfolio	$156,206,942	$20,723,326	$(11,827,436)	$8,895,890
Global Atlantic Balanced Managed Risk Portfolio	71,156,238	17,217,983	(2,822,980)	14,395,003
Global Atlantic BlackRock Selects Managed Risk Portfolio	146,793,686	23,865,501	(3,854,877)	20,010,624
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	127,311,988	82,071,254	(3,681,896)	78,389,358
Global Atlantic Growth Managed Risk Portfolio	208,091,926	100,277,082	(4,187,491)	96,089,591
Global Atlantic Moderate Growth Managed Risk Portfolio	75,051,941	26,304,330	(2,623,801)	23,680,529
Global Atlantic Select Advisor Managed Risk Portfolio	65,528,074	12,880,148	(2,356,733)	10,523,415
Global Atlantic Wellington Research Managed Risk Portfolio	263,093,384	84,285,918	(8,514,533)	75,771,385

7.  DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the years ended December 31, 2023 and 2022 were as follows:

For fiscal year ended 12/31/2023	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Global Atlantic American Funds® Managed Risk Portfolio	$5,500,719	$17,502,209	$-	$23,002,928
Global Atlantic Balanced Managed Risk Portfolio	1,253,987	-	-	1,253,987
Global Atlantic BlackRock Selects Managed Risk Portfolio	1,444,840	-	-	1,444,840
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	2,371,539	10,535,004	-	12,906,543
Global Atlantic Growth Managed Risk Portfolio	3,553,450	13,595,358	-	17,148,808
Global Atlantic Moderate Growth Managed Risk Portfolio	1,298,429	2,019,905	-	3,318,334
Global Atlantic Select Advisor Managed Risk Portfolio	1,543,184	5,386,321	-	6,929,505
Global Atlantic Wellington Research Managed Risk Portfolio	2,239,646	-	-	2,239,646
For fiscal year ended 12/31/2022	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Global Atlantic American Funds® Managed Risk Portfolio	$3,636,634	$8,461,615	$-	$12,098,249
Global Atlantic Balanced Managed Risk Portfolio	2,726,133	5,920,290	-	8,646,423
Global Atlantic BlackRock Selects Managed Risk Portfolio	11,495,510	-	-	11,495,510
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	1,665,082	3,938,420	-	5,603,502
Global Atlantic Growth Managed Risk Portfolio	3,041,455	8,019,285	-	11,060,740
Global Atlantic Moderate Growth Managed Risk Portfolio	2,836,971	6,969,168	-	9,806,139
Global Atlantic Select Advisor Managed Risk Portfolio	1,369,351	6,678,010	-	8,047,361
Global Atlantic Wellington Research Managed Risk Portfolio	13,157,592	32,572,548	-	45,730,140

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2023

As of December 31, 2023, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Post-October Loss and Late Year Loss	Capital Loss Carryforward	Net Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/ (Defecits)
Global Atlantic American Funds® Managed Risk Portfolio	$2,689,464	$-	$-	$(1,913,403)	$8,895,890	$9,671,951
Global Atlantic Balanced Managed Risk Portfolio	1,595,808	-	-	(6,181,163)	14,395,003	9,809,648
Global Atlantic BlackRock Selects Managed Risk Portfolio	2,789,956	-	-	(8,322,655)	20,010,624	14,477,925
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	3,042,428	9,266,295	-	-	78,389,358	90,698,081
Global Atlantic Growth Managed Risk Portfolio	3,961,815	5,381,016	-	-	96,089,591	105,432,422
Global Atlantic Moderate Growth Managed Risk Portfolio	1,558,712	824,174	-	-	23,680,529	26,063,415
Global Atlantic Select Advisor Managed Risk Portfolio	1,170,788	-	-	(355,032)	10,523,415	11,339,171
Global Atlantic Wellington Research Managed Risk Portfolio	3,815,408	9,276,613	-	-	75,771,385	88,863,406

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed ordinary income (loss) and accumulated net realized gain (loss) from investments is primarily attributable to the tax deferral of losses on wash sales, the mark-to-market on passive foreign investment companies, and open 1256 options and futures contracts, forward foreign currency contracts and swaps. The unrealized appreciation (depreciation) in the table above includes unrealized foreign currency gains (losses) of $1,133 for Global Atlantic Franklin Dividend and Income Managed Risk Portfolio.

At December 31, 2023, the Portfolios had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring Short-Term	Non-Expiring Long-Term	Total
Global Atlantic American Funds® Managed Risk Portfolio	$1,913,403	$-	$1,913,403
Global Atlantic Balanced Managed Risk Portfolio	3,214,924	2,966,239	6,181,163
Global Atlantic BlackRock Selects Managed Risk Portfolio	7,633,418	689,237	8,322,655
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	-	-	-
Global Atlantic Growth Managed Risk Portfolio	-	-	-
Global Atlantic Moderate Growth Managed Risk Portfolio	-	-	-
Global Atlantic Select Advisor Managed Risk Portfolio	355,032	-	355,032
Global Atlantic Wellington Research Managed Risk Portfolio	-	-	-

During the year ended December 31, 2023, Global Atlantic Wellington Research Managed Risk Portfolio utilized $2,541,709 in capital loss carryforwards.

There were no permanent book and tax differences that resulted in reclassifications for the Portfolios for the fiscal year ended December 31, 2023.

8.  NEW ACCOUNTING PRONOUNCEMENTS

In March 2020, the FASB issued Accounting Standards Update No. 2020-04 ("ASU 2020-04"), "Reference Rate Reform (Topic 840): Facilitation of the Effects of Reference Rate Reform on Financial Reporting". ASU 2020-04 provides entities with optional guidance to ease the potential accounting burden associated with transitioning away from reference rates (e.g., LIBOR) that are expected to be discontinued. ASU 2020-04 allows, among other things, certain contract modifications to be accounted as a continuation of the existing contract. This ASU was effective upon the issuance and its optional relief can be applied through December 31, 2024. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2023

9.  OTHER RISKS

The Portfolios' risks include, but are not limited to, the following:

Credit Risk – There is a risk that security issuers will not make interest and/or principal payments on their securities. In addition, the credit quality of securities may be lowered if an issuer's financial condition changes. Lower credit quality will lead to greater volatility in the price of a security and in shares of a Portfolio. Lower credit quality also will affect liquidity and make it difficult to sell the security. This means that, compared to issuers of higher rated securities, issuers of lower rated securities are less likely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or may be in default or not current in the payment of interest or principal. Default, or the perception (whether by market participants, rating agencies, pricing services or otherwise) that an issuer is likely to default, tends to reduce the value and liquidity of fixed income securities, thereby reducing the value of your investment in Portfolio shares. In addition, default may cause a Portfolio to directly or indirectly incur expenses in seeking recovery of principal or interest.

A Portfolio could lose money on a debt security if an issuer or borrower is unable or fails to meet its obligations, including failing to make interest payments and/or to repay principal when due. Changes in an issuer's financial strength, the market's perception of the issuer's financial strength or in a security's credit rating, which reflects a third party's assessment of the credit risk presented by a particular issuer, may affect debt securities' value. A Portfolio may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk by the market, the Sub-Adviser and/or Underlying Fund manager or the rating agencies than such securities actually do. These risks are heightened in market environments where interest rates are rising.

Derivatives Risk – The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. The use of derivatives may increase costs, reduce a Portfolio's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. Many types of derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. A risk of a Portfolio's use of derivatives is that the fluctuations in their values may not correlate perfectly with, and may be more sensitive to market events than, the overall securities markets. The possible lack of a liquid secondary market for derivatives and the resulting inability to sell or otherwise close-out a derivatives position at an advantageous time or price could expose a Portfolio to losses and could make derivatives more difficult to value accurately. Derivatives typically give rise to a form of leverage and may expose a Portfolio to greater risk and increase its costs. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") and related regulatory developments require the clearing and exchange-trading of many standardized over-the-counter ("OTC") derivative instruments deemed to be "swaps." The Commodity Futures Trading Commission ("CFTC") has implemented mandatory exchange-trading and clearing requirements under the Dodd-Frank Act and the CFTC continues to approve contracts for central clearing. Uncleared swaps are subject to margin requirements that are being implemented on a phase-in basis.

Exchange-Traded Funds Risk – The Portfolios may invest in ETFs. Investments in underlying ETFs typically present the same risks as investments in conventional Underlying Funds. In addition, disruptions to the creations and redemptions process through which market makers directly purchase and sell ETF shares, the existence of extreme market volatility or potential lack of an active trading market, or changes in the liquidity of the market for an ETF's underlying portfolio holdings, may result in the ETF's shares trading at significantly above (at a premium to) or below (at a discount to) net asset value, which may result in a Portfolio paying significantly more or receiving significantly less for ETF shares than the value of the relevant ETF's underlying holdings. An ETF's shares could also trade at a premium or discount to net asset value when an ETF's underlying securities trade on a foreign exchange that is closed when the securities exchange on which the ETF trades is open. The current price of the ETF's underlying securities and the last quoted price for the underlying security are likely to deviate in such circumstances. There can be no assurance that an active trading market for an ETF's shares will develop or be maintained. Trading may be halted, for example, due to market conditions. Because the value of ETF shares depends on the demand in the market, a Portfolio's holdings may not be able to be liquidated at the most optimal time, adversely affecting performance.

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2023

There can be no assurance that an ETF's investment objectives will be achieved. Each ETF is subject to specific risks, depending on the nature of the ETF. These risks could include liquidity risk, sector risk, foreign and emerging market risk, as well as risks associated with real estate investments and natural resources. ETFs in which a Portfolio invests will not be able to replicate exactly the performance of the indices they track, if any, because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, ETFs in which a Portfolio invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs' ability to track their applicable indices. An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed.

Market Risk – The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, limited dealer capacity, lack of liquidity in the markets or adverse investor sentiment. Each Portfolio has exposure to instruments that may be more volatile and carry more risk than some other forms of investment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. Local, regional or global events such as war, military conflict, acts of terrorism, the spread of infectious illness or other public health issues, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, increased government spending, social unrest or other events could also have a significant impact on the Portfolio and its investments. The market prices of securities may also be negatively impacted by trading activity and investor interest, including interest driven by factors unrelated to market conditions or financial performance. In these circumstances, the value of the Portfolio's investments, particularly any short positions or exposures, may fluctuate dramatically.

A Portfolio may experience a substantial or complete loss on any individual security.

Policy and legislative changes in the U.S. and abroad affect many aspects of financial regulation and may, in some cases, contribute to decreased liquidity and increased volatility in the financial markets. Economies and financial markets around the world are becoming increasingly interconnected. As a result, whether or not a Portfolio has exposure to securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio's investments may be negatively affected.

In addition, market prices of securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer's failure to meet the market's expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates. For example, adverse developments in the banking or financial services sector could impact companies operating in various sectors or industries and adversely impact Portfolio developments. An increase in interest rates or other adverse conditions (e.g., inflation/deflation, increased selling of fixed income investments across other pooled investment vehicles or accounts, changes in investor perception or changes in government intervention in the markets) may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Portfolio investments, adversely affect values of portfolio holdings and increase a Portfolio's costs. If dealer capacity in fixed income markets is insufficient for market conditions, this has the potential to further inhibit liquidity and increase volatility in the fixed income markets.

10.  OTHER RECENT DEVELOPMENTS

As a result of benchmark reforms, publication of most LIBOR settings has ceased. Some LIBOR settings continue to be published but only on a temporary, synthetic and non-representative basis and are expected to cease being published in September 2024. The unavailability or replacement of LIBOR presents risks to applicable Portfolios, including the risk that any pricing adjustments to a Portfolio's investments resulting from a substitute reference rate (e.g., the Secured Overnight Financing Rate ("SOFR"), which is a measure of the cost of borrowing cash overnight, collateralized by the U.S. Treasury securities and is intended to replace the U.S. dollar) may adversely affect the Portfolio's performance and/or NAV. The impact of a substitute reference rate, if any, will vary on an investment-by-investment basis. The Adviser or Sub-Adviser may have discretion to determine a substitute reference rate, including any price or other adjustments to account for differences

Global Atlantic Portfolios

Notes to Financial Statements (Continued)

December 31, 2023

between the substitute reference rate and the previous rate. The substitute reference rate and any adjustments selected could negatively impact a Portfolio's investment performance or financial condition, including in ways unforeseen by the Adviser or Sub-Adviser.

11.  SUBSEQUENT EVENTS

The Portfolios evaluated subsequent events from December 31, 2023 through the date these financial statements were issued. There were no significant events that would have a material impact on the Portfolios' financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Forethought Variable Insurance Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Global Atlantic American Funds® Managed Risk Portfolio, Global Atlantic Balanced Managed Risk Portfolio, Global Atlantic BlackRock Selects Managed Risk Portfolio, Global Atlantic Franklin Dividend and Income Managed Risk Portfolio, Global Atlantic Growth Managed Risk Portfolio, Global Atlantic Moderate Growth Managed Risk Portfolio, Global Atlantic Select Advisor Managed Risk Portfolio, and Global Atlantic Wellington Research Managed Risk Portfolio (the "Portfolios"), each a series of Forethought Variable Insurance Trust, as of December 31, 2023, the related statements of operations and changes in net assets, the related notes, and the financial highlights for the year then ended (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of December 31, 2023, the results of their operations, the changes in net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Portfolios' financial statements and financial highlights for the years ended December 31, 2022, and prior, were audited by other auditors whose report dated February 23, 2023, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on the Portfolios' financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Portfolios' auditor since 2023.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
February 27, 2024

Global Atlantic Portfolios

Expense Examples

December 31, 2023 (Unaudited)

As a shareholder of the Portfolios, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 through December 31, 2023.

Actual Expenses

The "Actual" expenses set of columns in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The "Hypothetical" expenses set of columns in the table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example for a specific Portfolio with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees or other expenses charged by your insurance contract or separate account. Therefore, the Hypothetical columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Actual		Hypothetical (5% return before expenses)
	Class	Portfolio's Annualized Expense Ratio	Beginning Account Value 7-1-23	Ending Account Value 12-31-23	Expenses Paid During Period*	Ending Account Value 12-31-23	Expenses Paid During Period*
Global Atlantic American Funds® Managed Risk Portfolio	II	0.86%	$1,000	$1,057.60	$4.46	$1,020.87	$4.38
Global Atlantic Balanced Managed Risk Portfolio	II	0.92%	$1,000	$1,039.90	$4.73	$1,020.57	$4.69
Global Atlantic BlackRock Selects Managed Risk Portfolio	II	0.91%	$1,000	$1,042.00	$4.68	$1,020.62	$4.63
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	II	1.19%	$1,000	$1,026.70	$6.08	$1,019.21	$6.06
Global Atlantic Growth Managed Risk Portfolio	II	0.88%	$1,000	$1,050.40	$4.55	$1,020.77	$4.48
Global Atlantic Moderate Growth Managed Risk Portfolio	II	0.92%	$1,000	$1,046.50	$4.75	$1,020.57	$4.69

* Expenses are equal to the Portfolio's annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

Global Atlantic Portfolios

Expense Examples (Continued)

December 31, 2023 (Unaudited)

				Actual		Hypothetical (5% return before expenses)
	Class	Portfolio's Annualized Expense Ratio	Beginning Account Value 7-1-23	Ending Account Value 12-31-23	Expenses Paid During Period*	Ending Account Value 12-31-23	Expenses Paid During Period*
Global Atlantic Select Advisor Managed Risk Portfolio	II	0.64%	$1,000	$1,053.10	$3.31	$1,021.98	$3.26
Global Atlantic Wellington Research Managed Risk Portfolio	II	1.19%	$1,000	$1,059.00	$6.18	$1,019.21	$6.06

* Expenses are equal to the Portfolio's annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

Global Atlantic Portfolios

Supplemental Information

December 31, 2023 (Unaudited)

Approval of Renewal of Investment Advisory Agreement and Sub-Advisory Agreements for Global Atlantic American Funds® Managed Risk Portfolio, Global Atlantic Balanced Managed Risk Portfolio, Global Atlantic BlackRock Selects Managed Risk Portfolio, Global Atlantic Franklin Dividend and Income Managed Risk Portfolio, Global Atlantic Growth Managed Risk Portfolio, Global Atlantic Moderate Growth Managed Risk Portfolio, Global Atlantic Select Advisor Managed Risk Portfolio and Global Atlantic Wellington Research Managed Risk Portfolio.

At an in-person meeting held on November 2, 2023, the Board of Trustees (the "Trustees" or the "Board") of Forethought Variable Insurance Trust (the "Trust"), including a majority of the Trustees who are not "interested persons" (the "Independent Trustees"), as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), considered the renewal of: (i) the existing investment advisory agreement between Global Atlantic Investment Advisors, LLC (the "Adviser") and the Trust, on behalf of each of Global Atlantic American Funds® Managed Risk Portfolio ("GA American"), Global Atlantic Balanced Managed Risk Portfolio ("GA Balanced"), Global Atlantic BlackRock Selects Managed Risk Portfolio ("GA BlackRock Selects"), Global Atlantic Franklin Dividend and Income Managed Risk Portfolio ("GA Franklin"), Global Atlantic Growth Managed Risk Portfolio ("GA Growth"), Global Atlantic Moderate Growth Managed Risk Portfolio ("GA Moderate Growth"), Global Atlantic Select Advisor Managed Risk Portfolio ("GA Select Advisor") and Global Atlantic Wellington Research Managed Risk Portfolio ("GA Wellington") (each a "Portfolio" and collectively the "Portfolios") (the "Advisory Agreement"); (ii) the existing sub-advisory agreement between the Adviser, the Trust, on behalf of GA Balanced, GA BlackRock Selects, GA Growth and GA Moderate Growth, and BlackRock Investment Management, LLC ("BIM"); (iii) the existing sub-advisory agreement between the Adviser, the Trust, on behalf of GA Franklin, and Franklin Advisers, Inc. ("Franklin"); (iv) the existing sub-advisory agreement between the Adviser, the Trust, on behalf of GA American, GA Balanced, GA BlackRock Selects, GA Franklin, GA Growth, GA Moderate Growth, GA Select Advisor and GA Wellington, and Milliman Financial Risk Management LLC ("Milliman"); (v) the existing sub-advisory agreement between the Adviser, the Trust, on behalf of GA Wellington, and Wellington Management Company LLP ("Wellington"); and (vi) the existing sub-advisory agreement between the Adviser, the Trust, on behalf of GA American and GA Select Advisor, and Wilshire Advisors LLC ("Wilshire" and together with BIM, Franklin, Milliman and Wellington the "Sub-Advisers") (collectively the sub-advisory agreements listed in items (ii) through (vi) above, the "Sub-Advisory Agreements").

To discuss and review the materials relating to the proposed renewal of the Advisory Agreement and Sub-Advisory Agreements (collectively, the "Agreements") in advance of the November 2, 2023 meeting, the Independent Trustees met via videoconference on October 23, 2023 with independent counsel to the Independent Trustees ("Independent Counsel") and with representatives of the Adviser in attendance and counsel to the Trust ("Trust Counsel").

Prior to the meetings, the Trustees requested, received and reviewed written responses from the Adviser and the Sub-Advisers to questions posed to the Adviser and the Sub-Advisers by counsel, on behalf of the Trustees. Following the meeting on October 23, 2023, the Independent Trustees requested additional information on certain items and the Adviser provided such information prior to the November 2, 2023 meeting. The Trustees also received a memorandum from Independent Counsel describing the legal standards for their consideration of the renewal of the Agreements. During the meetings, the Board and the Adviser discussed information relating to the Board's consideration of the Gartenberg factors with respect to each Portfolio. The Trustees also reviewed comparative information relating to advisory fees and total expenses and received presentations concerning the services provided under the Agreements from personnel of the Adviser at the meetings. Prior to voting on the renewal of the Agreements at the November 2, 2023 meeting, the Independent Trustees met in executive session with Independent Counsel and Trust Counsel present.

The Trustees relied upon the advice of counsel and their own business judgment in determining the material factors to be considered in evaluating the Agreements and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the Agreements.

Nature, Extent, and Quality of Services. The Trustees noted that they were generally satisfied with the nature, extent and quality of the services provided by the Adviser and Sub-Advisers.

Performance. The Trustees requested and reviewed information regarding the investment performance of the Portfolios over 1-year, 3-year and since inception periods as compared to their respective benchmark indices and peer groups. The Trustees noted that they were generally satisfied with the Adviser's and Sub-Advisers' investment performance.

Global Atlantic Portfolios

Supplemental Information (Continued)

December 31, 2023 (Unaudited)

Fees and Expenses. The Trustees reviewed the Portfolios' fees and expenses, including the fees paid to the Adviser and Sub-Advisers. The Trustees also reviewed the advisory fees and total expenses of each Portfolio as compared to the Portfolio's peer group and Morningstar category. The Trustees concluded that the advisory fee charged to each Portfolio and the sub-advisory fee paid by the Adviser to each Sub-Adviser, as applicable, were not unreasonable in light of the services provided to each respective Portfolio.

Profitability. The Trustees noted that, based on information received from the Adviser regarding a per Portfolio analysis of the profitability of each Portfolio to the Adviser, they: (i) concluded that the profitability levels for the Adviser were not excessive; and (ii) considered that the sub-advisory fees were negotiated by the Adviser at arm's length. The Trustees also noted that they would continue to monitor the Adviser's profitability in the future.

Economies of Scale. The Trustees concluded that they were satisfied with the extent to which economies of scale, if any, would be shared for the benefit of each Portfolio's shareholders. The Trustees also noted that they would continue to monitor each Portfolio's growth and consider any additional opportunities to realize benefits from economies of scale for shareholders in the future.

Other Benefits. The Trustees noted that they had considered other benefits to the Adviser or Sub-Advisers and their respective affiliates from their relationships with the applicable Portfolios and that they would continue to consider these benefits in connection with future annual renewals.

Conclusion. Having requested and received such information from the Adviser and Sub-Advisers as the Trustees believed to be reasonably necessary to evaluate the terms of the Agreements, and as assisted by the advice of counsel, the Trustees, including all of the Independent Trustees voting separately, unanimously concluded that renewing the Advisory Agreement and Sub-Advisory Agreements was in the best interests of each Portfolio and its shareholders. The Trustees noted that, in considering the Agreements, they did not identify any one factor as all important and each Trustee may have afforded different weight to the various factors.

Change in Independent Registered Public Accounting Firm

On March 24, 2023, based on the recommendation and approval of the Audit Committee of the Board of Trustees of Forethought Variable Insurance Trust (the "Trust"), the Board of Trustees approved the appointment of Cohen & Company, Ltd. ("Cohen") as the Portfolios' independent registered public accounting firm for the fiscal year ending December 31, 2023. RSM US LLP ("RSM"), which previously served as the independent registered public accounting firm for the Portfolios, declined to stand for reacceptance of the role for the 2023 audit due to an anticipated independence issue and not based upon any issues related to the 2022 audit. RSM's reports on the Portfolios' financial statements for the fiscal years ended December 31, 2021 and December 31, 2022 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended December 31, 2021 and December 31, 2022 and during the subsequent interim period through March 24, 2023: (i) there were no disagreements with RSM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of RSM, would have caused RSM to make reference to the subject matter of the disagreements in connection with its reports on the Portfolios' financial statements for such periods; and (ii) there were no "reportable events" of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

During the Portfolios' fiscal years ended December 31, 2021 and December 31, 2022, and the subsequent interim period through March 24, 2023, neither the Trust, nor anyone on its behalf, consulted with Cohen on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Portfolios' financial statements; or (ii) concerned the subject of a disagreement (as described in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

Global Atlantic Portfolios

Supplemental Information (Continued)

December 31, 2023 (Unaudited)

Trustees and Officers

The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. Unless otherwise noted, the address of each Trustee and Officer is c/o Global Atlantic Investment Advisors, LLC, 10 West Market Street, Suite 2300, Indianapolis, Indiana 46204.

Independent Trustees

Name and Year of Birth	Position/ Term of Office[1]	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin (1951)	Trustee since 2013	Mr. Garbin serves as Managing Principal of Coherent Capital Management LLC (since 2007).	16

Mr. Garbin serves as Director of OHA CLO Enhanced Equity II Genpar LLP (since 2021), OFI Carlyle Tactical Private Credit Fund (since 2018), iDirect Private Markets Fund (Formerly Altegris KKR Commitments Fund) (since 2014), Two Roads Shared Trust (since 2012), Northern Lights Fund Trust (since 2013), and Northern Lights Variable Trust (since 2013).

Mitchell E. Appel (1970)	Trustee since 2013	Mr. Appel serves as President of Value Line Funds (since 2008), as Chief Financial Officer (since 2008) and President (since 2009) of EULAV Securities LLC, and as Chief Executive Officer, President (since 2009) and Treasurer (since 2011) of EULAV Asset Management.	16	Mr. Appel serves as Director of Value Line Funds (since 2010) and EULAV Asset Management (since 2010).
Joseph E. Breslin (1953)	Trustee since 2013	Mr. Breslin serves as Senior Counsel of White Oak Global Advisors, LLC (since 2016) and has provided consultant services to investment managers (since 2009). Previously, Mr. Breslin served as Counsel of Common Fund (2014–2016).	16	Mr. Breslin serves as Director of Kinetics Mutual Funds, Inc. (since 2000), Kinetics Portfolios Trust (since 2000) and Northern Lights Fund Trust IV (since 2015).

Global Atlantic Portfolios

Supplemental Information (Continued)

December 31, 2023 (Unaudited)

Interested Trustees and Officers of the Trust

Name and Year of Birth	Position/ Term of Office[1]	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Robert M. Arena, Jr. (1968)[2]	Trustee since 2013

Mr. Arena serves as Co-President of The Global Atlantic Financial Group LLC (since 2022); as Director and Co-President of Global Atlantic Financial Group Limited ("GAFGL") (since 2021); as President and Head of Life and Retirement of Ariel Re (Holdings) Limited and Global Atlantic Financial Life Limited (since 2020); as Director and Co-President of Global Atlantic Financial Limited (formerly Commonwealth Re Midco Limited) (since 2019 and 2021, respectively); as Director, Chairman and Co-President of Global Atlantic Financial Company ("GAFC") (since 2017, 2021 and 2021, respectively); as Director and Co-President of Global Atlantic (Fin) Company (since 2017 and 2021, respectively); as Director, Chairman and President of Forethought Life Insurance Company ("FLIC") (since 2016, 2017 and 2016, respectively); as Director, Chairman and President of Commonwealth Annuity and Life Insurance Company ("CWA") and First Allmerica Financial Life Insurance Company ("FAFLIC") (since 2017, 2017 and 2021, respectively); as Director, Chairman and President of Accordia Life and Annuity Company ("Accordia") (since 2016, 2017 and 2021, respectively); as Manager and Chairman of Global Atlantic Investment Advisors, LLC ("GAIA") (since 2016); and as Manager, Chairman and President of Global Atlantic Distributors, LLC ("GAD") (since 2012, 2012 and 2013, respectively). Mr. Arena holds and has previously held comparable positions with GAIA, GAD, FLIC, CWA, and certain other companies affiliated with GAIA.

			16	None

Global Atlantic Portfolios

Supplemental Information (Continued)

December 31, 2023 (Unaudited)

Name and Year of Birth	Position/ Term of Office[1]	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Barrie Ribet[3] (1982)	Trustee since 2021

Ms. Ribet serves as Managing Director of GAFC and Global Atlantic (Fin) Company (since 2017 and 2022, respectively); as Managing Director of FLIC, CWA, Accordia, and FAFLIC (since 2019); as Managing Director of Global Atlantic Equipment Management, LLC (since 2021); as Director and Chief Executive Officer of Emporium Holdco Inc. and eRESI Holdings, Inc. (since 2021); as Manager and Chief Executive Officer of eRESI Capital Holdco LLC (since 2021); as Chief Executive Officer of eRESI Capital LLC (since 2021) and as Director of Infinity Transportation Equipment Leasing, LLC (since 2021). Previously, Ms. Ribet served as Senior Vice President, Head of Asset Origination of GAFC (from 2015 to 2017).

			16	None
Eric Todd (1969)	President and Chief Executive Officer since 2021

Mr. Todd is currently Chief Product Officer of GAFC, he also serves as Managing Director of GAFC (since 2015); Manager, President and Chief Investment Officer of GAIA (since 2013); Manager of GAD (since 2016); Director and Managing Director of FLIC (since 2014 and 2018, respectively); and Director and Managing Director of CWA, FAFLIC and Accordia (since 2017 and 2018, respectively).

			N/A	N/A
Deborah Schunder (1967)	Vice President since 2014

Ms. Schunder serves as Senior Vice President, Head of Investment Product Management, Sales Planning and Sales Compensation of GAFC (since 2022). Previously, Ms. Schunder served as Senior Vice President, Head of Investment Product Management, Sales Reporting, Analytics and Compensation of GAFC (2020–2022). Previously, Ms. Schunder served as Vice President of Investment Product Management of GAFC (2013–2020).

			N/A	N/A
Trent M. Statczar (1971)	Treasurer and Principal Financial Officer since 2019 Principal Accounting Officer since 2021	Mr. Statczar serves as Senior Principal Consultant of ACA Global (formerly, Senior Director of Foreside Management Services, LLC) (since 2008).	N/A	N/A

Global Atlantic Portfolios

Supplemental Information (Continued)

December 31, 2023 (Unaudited)

Name and Year of Birth	Position/ Term of Office[1]	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Sarah M. Patterson (1976)	Secretary/Chief Legal Officer since 2013

Ms. Patterson serves as Managing Director, General Counsel for Individual Markets and Assistant Secretary for FLIC, Accordia, FAFLIC, CWA and GAFC (since 2019, 2020, and 2014, respectively); as Secretary of GAIA (since 2016); as Managing Director, General Counsel and Secretary of Global Atlantic Insurance Network (since 2019); and as Assistant Secretary of GAD (since 2016). Previously Ms. Patterson served as Associate General Counsel of FLIC, Accordia, FAFLIC, CWA and GAFC (2014–2020), Senior Vice President (2016–2019).

			N/A	N/A
David Capalbo (1968)	Chief Compliance Officer since 2018

Mr. Capalbo serves as Vice President of Investment Compliance of GAFC (since 2022); Vice President of Compliance Operations of GAFC (since 2021); as Chief Compliance Officer and Vice President of GAIA (since 2018 and 2022, respectively); as Vice President, SEC 38a-1 Chief Compliance Officer and Deputy Anti-Money Laundering Officer of CWA, FAFLIC and FLIC (since 2021, 2021 and 2022, respectively); and Vice President of Accordia (since 2021). Previously, Mr. Capalbo served as Assistant Vice President of GAIA (2018–2022) and Assistant Vice President and Senior Compliance Officer of GAFC (2016–2021).

			N/A	N/A
Elizabeth Constant (1976)	Assistant Secretary since 2017

Ms. Constant serves as Vice President, Assistant General Counsel and Assistant Secretary of GAFC and FLIC (since 2022 and 2021, respectively). Previously, Ms. Constant served as Vice President and Assistant General Counsel (2020–2022) and Assistant Vice President and Legal Counsel (2016–2020) and Associate Counsel (2014–2016) of GAFC.

			N/A	N/A

1  The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

2  Mr. Arena is an interested person of the Trust because he is an officer of GAFGL.

3  Ms. Ribet is an interested person of the Trust because she is Managing Director of GAFC.

PRIVACY NOTICE

FACTS	WHAT DOES FORETHOUGHT VARIABLE INSURANCE TRUST DO WITH YOUR PERSONAL INFORMATION?
WHY?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

WHAT?	The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

◼ Social Security number and wire transfer instructions
◼ account transactions and transaction history
◼ investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.
HOW?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Forethought Variable Insurance Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Forethought Variable Insurance Trust share information?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	Yes	No
For our marketing purposes – to offer our products and services to you.	No	We don't share
For joint marketing with other financial companies.	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and records.	No	We don't share
For our affiliates' everyday business purposes – information about your credit worthiness.	No	We don't share
For nonaffiliates to market to you	No	We don't share

WHAT WE DO:

How does Forethought Variable Insurance Trust protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does Forethought Variable Insurance Trust collect my personal information?	We collect your personal information, for example, when you

◼ open an account or deposit money
◼ direct us to buy securities or direct us to sell your securities
◼ seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:

◼ sharing for affiliates' everyday business purposes – information about your creditworthiness.
◼ affiliates from using your information to market to you.
◼ sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◼ Forethought Variable Insurance Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

◼ Forethought Variable Insurance Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◼ Forethought Variable Insurance Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) on or through the Portfolios' website at http://connect.rightprospectus.com/globalatlanticportfolios and (2) on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.

PORTFOLIO HOLDINGS

Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Portfolios' Form N-PORTs are available: (i) on the SEC's website at http://www.sec.gov; and (ii) on the Portfolios' website at http://connect.rightprospectus.com/globalatlanticportfolios. Each Portfolio will post to http://connect.rightprospectus.com/globalatlanticportfolios, a complete list of its portfolio holdings as of the last calendar day of each month approximately 30 days following the end of the month. Each Portfolio's portfolio holdings will remain available on the website noted above at least until the next monthly update.

INVESTMENT ADVISER

Global Atlantic Investment Advisors, LLC
10 West Market Street, Suite 2300
Indianapolis, IN 46204

ADMINISTRATOR

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

INVESTMENT SUB-ADVISERS

BlackRock Investment Management, LLC
1 University Square Drive
Princeton, NJ 08540-6455

Franklin Advisers, Inc.
One Franklin Parkway
San Mateo, CA 94403

Wilshire Advisors LLC
1299 Ocean Avenue, Suite700
New York, NY 10282

Milliman Financial Risk Management, LLC
71 S. Wacker Drive, 31st Floor
Chicago, IL 60606

Wellington Management Company LLP
280 Congress Street
Boston, MA 02210

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)	Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)	The Code of Ethics is not posted on the registrant’s website.

(f)	A copy of the Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The board of Trustees of the registrant has determined that the registrant has at least one “audit committee financial expert” as defined by Item 3 of Form N-CSR serving on its audit committee. Joseph E. Breslin is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are:

2022	2023
$330,000	$291,000

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are:

2022	2023
$0	$0

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are:

2022	2023
$60,000	$64,000

Preparation of Federal & State income tax returns, assistance with calculation of required income and capital gain distributions.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are:

2022	2023
$17,500	$0

Review of annual registration statement filings for 2022.

Audit Committee’s Pre-Approval Policies

(e)(1)	The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

Percentages of Services Approved by the Audit Committee

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

All services described in paragraphs (b) through (d) of Item 4 were pre-approved by the Audit Committee.

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years were $77,500 for the fiscal year 2022 and $64,000 for the fiscal year 2023.

(h)	The audit committee considered the non-audit services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser, and believes the services are compatible with the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the registrant have concluded that the disclosure controls and procedures of the registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the registrant’s management, including the registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Forethought Variable Insurance Trust

By (Signature and Title)*	/s/ Trent M. Statczar
Trent M. Statczar, Treasurer
(Principal Financial Officer and Principal Accounting Officer)

Date	2/29/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Eric D. Todd
Eric D. Todd, President
(Principal Executive Officer)

Date	2/29/2024

By (Signature and Title)*	/s/ Trent M. Statczar
Trent M. Statczar, Treasurer
(Principal Financial Officer and Principal Accounting Officer)

Date	2/29/2024

* Print the name and title of each signing officer under his or her signature.